================================================================================


                        1933 Act Registration No. 33-3920
                       1940 Act Registration No. 811-4615


    As filed with the Securities and Exchange Commission on April 30, 2002

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       Pre-Effective Amendment No.
                                                   -------

                       Post-Effective Amendment No.   30
                                                    ------

                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                               Amendment No. ____

                        (Check appropriate box or boxes)


                       Hartford HLS Series Fund II, Inc.

               (Exact Name of Registrant as Specified in Charter)

                              500 Bielenberg Drive
                            Woodbury, Minnesota 55125
               (Address of Principal Executive Offices, Zip Code)

                                 (651) 738-4000
              (Registrant's Telephone Number, including Area Code)

                             Scott R. Plummer, Esq.
                              500 Bielenberg Drive
                            Woodbury, Minnesota 55125
                     (Name and Address of Agent for Service)

                                    COPY TO:
                          Kathleen L. Prudhomme, Esq.
                              Dorsey & Whitney LLP
                             220 South Sixth Street
                        Minneapolis, Minnesota 55402-1498

It is proposed that this filing will become effective (check appropriate box):

      immediately upon filing pursuant to paragraph (b) of Rule 485
-----

  X   on May 1, 2002 pursuant to paragraph (b) of Rule 485
-----

      75 days after filing pursuant to paragraph (a) of Rule 485
-----

      on (specify date) pursuant to paragraph (a) of Rule 485
-----

      60 days after filing pursuant to paragraph (a) of Rule 485
-----


Pursuant to Rule 414 under the Securities Act of 1933, as amended, Hartford HLS Series Fund II, Inc., as successor issuer of Fortis Insurance Series Fund, Inc., is filing this amendment to the registration statement of Fortis Insurance Series Fund, Inc. and expressly adopts the registration statement of Fortis Insurance Series Fund, Inc. as its own for all purposes of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended.

================================================================================

AS WITH ALL MUTUAL FUNDS, THE                           HARTFORD HLS FUNDS
SECURITIES AND EXCHANGE COMMISSION                      FOR USE WITH FORTIS BENEFITS AND FIRST FORTIS VARIABLE
HAS NOT APPROVED OR DISAPPROVED                         INSURANCE PRODUCTS
THESE SECURITIES OR PASSED UPON
THE ADEQUACY OF THIS PROSPECTUS.                        CLASS IA SHARES
ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.

                                   PROSPECTUS

                                   EFFECTIVE MAY 1, 2002

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                               HARTFORD HLS FUNDS

                             CLASS IA SHARES

                             PROSPECTUS
                             MAY 1, 2002





                            STOCK FUNDS
                            ----------------------------------------------------
                            AMERICAN LEADERS HLS FUND
                            BLUE CHIP STOCK HLS FUND
                            BLUE CHIP STOCK II HLS FUND
                            CAPITAL OPPORTUNITIES HLS FUND
                            GLOBAL EQUITY HLS FUND
                            GROWTH OPPORTUNITIES HLS FUND
                            INTERNATIONAL STOCK HLS FUND
                            INTERNATIONAL STOCK II HLS FUND
                            INVESTORS GROWTH HLS FUND
                            LARGE CAP GROWTH HLS FUND
                            MID CAP STOCK HLS FUND
                            SMALLCAP GROWTH HLS FUND
                            SMALL CAP VALUE HLS FUND
                            VALUE OPPORTUNITIES HLS FUND

                            BOND FUNDS
                            ----------------------------------------------------
                            MULTISECTOR BOND HLS FUND
                            U.S. GOVERNMENT SECURITIES HLS FUND




                             HARTFORD HLS FUNDS
                             C/O INDIVIDUAL ANNUITY SERVICES
                             P.O. BOX 5085
                             HARTFORD, CT 06102-5085

INTRODUCTION
--------------------------------------------------------------------------------


The Hartford HLS Funds are a family of mutual funds (each a "fund" and together the "funds") which serve as underlying investment options for certain variable annuity and variable life insurance separate accounts, including separate accounts of Hartford Life Insurance Company and its affiliates ("Hartford Life"), Fortis Benefits Insurance Company ("Fortis Benefits") and First Fortis Life Insurance Company ("First Fortis"), and certain qualified retirement plans. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the accompanying variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans. Each fund described in this prospectus has its own investment strategy and risk/reward profile. Growth Opportunities HLS Fund, SmallCap Growth HLS Fund, Value Opportunities HLS Fund and U.S. Government Securities HLS Fund each offer two classes of shares: Class IA shares offered in this prospectus and Class IB shares offered pursuant to another prospectus. Class IB shares are subject to Rule 12b-1 distribution fees and therefore have higher expenses than Class IA shares, which are not subject to 12b-1 distribution fees. Each other fund in this prospectus offers only Class IA shares. Prior to the date of this prospectus, each fund offered only one class of shares which were re-designated as Class IA shares on April 30, 2002.



Each fund is an investment portfolio of Hartford HLS Series Fund II, Inc. Prior to the date of this prospectus, the investment portfolios of Hartford HLS Series Fund II, Inc. were named as follows:


PREVIOUS FUND NAME:                            CURRENT FUND NAME:
Fortis American Leaders Series                 Hartford American Leaders
                                               HLS Fund
Fortis Blue Chip Stock Series                  Hartford Blue Chip Stock
                                               HLS Fund
Fortis Blue Chip Stock Series II               Hartford Blue Chip Stock
                                               II HLS Fund
Fortis Capital Opportunities Series            Hartford Capital
                                               Opportunities HLS Fund

PREVIOUS FUND NAME:                            CURRENT FUND NAME:
Fortis Global Equity Series                    Hartford Global Equity HLS
                                               Fund
Fortis Growth Stock Series                     Hartford Growth
                                               Opportunities HLS Fund
Fortis International Stock Series              Hartford International
                                               Stock HLS Fund
Fortis International Stock Series II           Hartford International
                                               Stock II HLS Fund
Fortis Investors Growth Series                 Hartford Investors Growth
                                               HLS Fund
Fortis Large Cap Growth Series                 Hartford Large Cap Growth
                                               HLS Fund
Fortis Mid Cap Stock Series                    Hartford Mid Cap Stock HLS
                                               Fund
Fortis Aggressive Growth Series                Hartford SmallCap Growth
                                               HLS Fund
Fortis Small Cap Value Series                  Hartford Small Cap Value
                                               HLS Fund
Fortis Value Series                            Hartford Value
                                               Opportunities HLS Fund
Fortis Multisector Bond Series                 Hartford Multisector Bond
                                               HLS Fund
Fortis U.S. Government Securities Series       Hartford U.S. Government
                                               Securities HLS Fund

Each fund is a diversified fund. Information on each fund, including their risk factors, can be found on the pages following this summary. HARTFORD LIFE ALSO SPONSORS A FAMILY OF MUTUAL FUNDS KNOWN AS THE HARTFORD MUTUAL FUNDS, WHICH ARE OFFERED DIRECTLY TO THE PUBLIC (THE "RETAIL FUNDS"). THE RETAIL FUNDS ARE SEPARATE FUNDS AND SHOULD NOT BE CONFUSED WITH THE HARTFORD HLS FUNDS' INVESTMENT OPTIONS OFFERED IN THIS PROSPECTUS.

The investment manager to each fund is HL Investment Advisors, LLC ("HL Advisors"). The day-to-day portfolio management of the funds is provided by investment sub-advisers. Information regarding HL Advisors and the sub-advisers is included under "Management of the Funds" in this prospectus. An affiliate of HL Advisors acts as the investment adviser to a number of retail mutual funds that have names and investment objectives and strategies similar to those of certain funds offered in this prospectus. The funds are not duplicates of these retail mutual funds and their performance will differ.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.

 2                                                            HARTFORD HLS FUNDS

CONTENTS                                                                    PAGE
--------------------------------------------------------------------------------


A summary of each fund's                       Hartford American Leaders HLS Fund                             4
goals, strategies, risks,                      Hartford Blue Chip Stock HLS Fund                              7
performance and fees.                          Hartford Blue Chip Stock II HLS Fund                          10
                                               Hartford Capital Opportunities HLS Fund                       13
                                               Hartford Global Equity HLS Fund                               16
                                               Hartford Growth Opportunities HLS Fund                        19
                                               Hartford International Stock HLS Fund                         22
                                               Hartford International Stock II HLS Fund                      25
                                               Hartford Investors Growth HLS Fund                            28
                                               Hartford Large Cap Growth HLS Fund                            31
                                               Hartford Mid Cap Stock HLS Fund                               34
                                               Hartford SmallCap Growth HLS Fund                             37
                                               Hartford Small Cap Value HLS Fund                             40
                                               Hartford Value Opportunities HLS Fund                         43
                                               Hartford Multisector Bond HLS Fund                            46
                                               Hartford U.S. Government Securities HLS Fund                  49

Further information on                         Investment strategies and investment matters                  52
the funds.                                     Management of the funds                                       54
                                               Purchase and redemption of fund shares                        57
                                               Determination of net asset value                              58
                                               Dividends and distributions                                   59
                                               Exchange privileges                                           59
                                               Federal income taxes                                          59
                                               Brokerage commissions                                         59
                                               Variable contract owner voting rights                         59
                                               Plan participant voting rights                                59
                                               Performance related information                               59
                                               Distributor, Custodian and Transfer Agent                     60
                                               Financial highlights                                          61
                                               Privacy policy                                                77
                                               For more information                                  back cover


HARTFORD HLS FUNDS                                                             3

HARTFORD AMERICAN LEADERS HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford American Leaders HLS Fund seeks long-term growth of capital. The secondary objective of the fund is to provide income.

INVESTMENT STRATEGY. The fund invests primarily in equity securities of blue chip companies. The fund's holdings ordinarily will be in large capitalization companies that are in the top 25% of their industry sectors in terms of revenues and, in the opinion of the fund's sub-adviser, Federated Investment Management Company ("Federated"), are trading at a low valuation in relation to their history, to their current market value and to their expected future price.

Companies with similar characteristics may be grouped together in broad categories called sectors. Federated diversifies the fund's investments, limiting the fund's risk exposure with respect to individual securities and industry sectors. In determining the amount to invest in a security, and in order to manage sector risk, Federated attempts to limit the fund's exposure to each major sector in the Standard & Poor's 500 Index, as a general matter, to not less than 50% nor more than 200% of the Index's allocation to that sector.

The fund's equity investments principally consist of common stocks, but also may include American Depositary Receipts ("ADRs"). ADRs represent interests in underlying securities issued by a foreign company, but are traded in the United States. The fund invests primarily in ADRs of companies with significant operations within the United States.

Federated performs traditional fundamental analysis to select securities that exhibit the most promising long-term value for the fund's portfolio. In selecting securities, Federated focuses on the current financial condition of the issuing company, in addition to examining each issuer's business and product strength, competitive position, and management expertise. Further, Federated considers current economic, financial market, and industry factors, which may affect the issuing company. To determine the timing of purchases and sales of portfolio securities, Federated looks at recent stock price performance and the direction of current fiscal year earnings estimates of various companies.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Federated's investment strategy significantly influences the fund's performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. In addition, overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value. If the fund's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

Because the fund may allocate more of its assets to one or more industry sectors than to other sectors, fund performance will be more susceptible to any developments which affect the sectors emphasized by the fund.

Because the fund invests in ADRs issued by foreign companies it may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

 4                                                            HARTFORD HLS FUNDS

                                              HARTFORD AMERICAN LEADERS HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. (The fund has been managed by the same sub-adviser since its inception.)

CLASS IA TOTAL RETURNS FOR CALENDAR YEAR 2001
[BAR GRAPH]

                                                                        CLASS IA TOTAL RETURNS
                                                                        ----------------------
01                                                                               -3.48

------------------------------------------------------------
 During the period shown in the bar chart, the highest quarterly return was 8.40% (4th quarter 2001) and the lowest quarterly return was -11.85% (3rd quarter 2001).
------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR
PERIODS ENDING 12/31/01

                                         SINCE INCEPTION
                              1 YEAR      (MAY 1, 2000)
 Class IA(1)                   -3.48%          0.72%
 S&P Barra Value Index
   (reflects no deduction
   for fees or expenses)      -11.69%         -3.57%(2)

1 The fund's shares were re-designated as Class IA shares on April 30, 2002.

2 Return is from 4/30/00.

  INDEX: The S&P Barra Value Index is an unmanaged capitalization-weighted index of all the stocks in the Standard & Poor's 500 that have low price-to-book ratios.

HARTFORD HLS FUNDS                                                             5

HARTFORD AMERICAN LEADERS HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

                                                                 CLASS IA
SHAREHOLDER FEES                                                ----------
 (fees paid directly from your investment)
 Maximum sales charge (load) as a percentage of offering
   price                                                           None
 Maximum deferred sales charge (load)                              None
 Exchange fees                                                     None

ANNUAL OPERATING EXPENSES
 (expenses that are deducted from the fund's assets)
 Management fees                                                  0.90%
 Distribution and service (12b-1) fees                             None
 Other expenses                                                   0.15%
 Total operating expenses                                         1.05%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 CLASS IA
EXPENSES                                                        ----------
 (with or without redemption)
 Year 1                                                           $  106
 Year 3                                                           $  331
 Year 5                                                           $  574
 Year 10                                                          $1,271

SUB-ADVISER

Federated

PORTFOLIO MANAGERS

Michael P. Donnelly

- Senior Vice President,
  Federated

- Joined Federated in 1989,
  portfolio manager since 1994
  and Senior Vice President since
  1999

- Chartered Financial Analyst and
  received MBA from University of
  Virginia

Kevin R. McCloskey

- Vice President, Federated

- Portfolio manager with
  Federated since 1999

- Portfolio manager, 1994-1999,
  and investment/quantitative
  analyst, 1994, with Killian
  Asset Management Corporation

- Chartered Financial Analyst and
  received MBA from University of
  Dayton, with concentrations in
  investment management and
  quantitative methods

 6                                                            HARTFORD HLS FUNDS

                                               HARTFORD BLUE CHIP STOCK HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Blue Chip Stock HLS Fund seeks long-term growth of capital. Current income is a secondary objective.

INVESTMENT STRATEGY. The fund pursues its objectives by investing at least 80% of its assets in common stocks of large and medium-sized blue chip growth companies, as defined by T. Rowe Price Associates, Inc. ("T. Rowe Price"), the sub-adviser to the fund. These are companies that, in T. Rowe Price's view, are well established in their industries and have the potential for above-average earnings growth. T. Rowe Price focuses on companies with leading market position, seasoned management, and strong financial fundamentals. Its investment approach reflects its belief that solid company fundamentals (with emphasis on strong growth in earnings per share or operating cash flow) combined with a positive industry outlook will ultimately reward investors with strong investment performance. Some of the companies that are targeted will have good prospects for dividend growth.

In pursuing its investment objective, the fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most of the fund's assets will be invested in U.S. common stocks, the fund may also purchase other types of securities, including foreign securities, preferred stocks and convertible securities, when they are considered consistent with the fund's investment objectives. The fund may also buy and sell futures contracts and options on futures contracts. This may be done to hedge the value of the fund's portfolio against potential adverse movements in securities prices, to enhance returns, or to maintain market exposure.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

T. Rowe Price's investment strategy significantly influences the fund's performance. Even well-established growth stocks can be volatile. The fund's focus on large and medium-sized blue chip companies significantly influences its performance. Large blue chip company stocks as a group could fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller companies. Medium-sized blue chip companies may have greater volatility than larger blue chip companies. Additionally, if T. Rowe Price incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that had been anticipated. If the fund's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

If the fund uses futures contracts or options on futures contracts it will be exposed to additional risks and transaction costs. Successful use of these derivative instruments depends on T. Rowe Price's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if the fund had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, even if their forecast is correct, there may be an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged.

HARTFORD HLS FUNDS                                                             7

HARTFORD BLUE CHIP STOCK HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. (The fund has been managed by the same sub-adviser since its inception.)

CLASS IA TOTAL RETURN FOR CALENDAR YEAR 2001
[BAR GRAPH]

                                                                        CLASS IA TOTAL RETURNS
                                                                        ----------------------
97                                                                               27.00
98                                                                               28.07
99                                                                               19.88
00                                                                               -2.47
01                                                                              -14.41

------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 24.38% (4th quarter 1998) and the lowest quarterly return was -17.00% (1st quarter 2001).
------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/01

                                             SINCE INCEPTION
                       1 YEAR     5 YEARS     (MAY 1, 1996)
 Class IA(1)           -14.41%    10.23%          11.91%
 S&P 500 Index
   (reflects no
   deduction for fees
   or expenses)        -11.87%    10.70%          11.09%(2)

1 The fund's shares were re-designated as Class IA shares on April 30, 2002.

2 Return is from 4/30/96.

  INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.

 8                                                            HARTFORD HLS FUNDS

                                               HARTFORD BLUE CHIP STOCK HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

                                                                 CLASS IA
SHAREHOLDER FEES                                                ----------
 (fees paid directly from your investment)
 Maximum sales charge (load) as a percentage of offering
   price                                                           None
 Maximum deferred sales charge (load)                              None
 Exchange fees                                                     None
ANNUAL OPERATING EXPENSES
 (expenses that are deducted from the fund's assets)
 Management fees                                                  0.87%
 Distribution and service (12b-1) fees                             None
 Other expenses                                                   0.05%
 Total operating expenses                                         0.92%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 CLASS IA
EXPENSES                                                        ----------
 (with or without redemption)
 Year 1                                                           $   94
 Year 3                                                           $  293
 Year 5                                                           $  509
 Year 10                                                          $1,131

SUB-ADVISER

The fund is managed by T. Rowe
Price using an investment
advisory committee chaired by
Larry J. Puglia. Mr. Puglia has
had the day-to-day
responsibilities of managing the
fund since 1996 and has been
managing investments since
joining T. Rowe Price in 1990.

HARTFORD HLS FUNDS                                                             9

HARTFORD BLUE CHIP STOCK II HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Blue Chip Stock II HLS Fund seeks long-term growth of capital. Current income is a secondary objective.

INVESTMENT STRATEGY. The fund invests, under normal circumstances, at least 80% of its assets in the stocks of blue chip companies, as defined by A I M Capital Management, Inc. ("AIM"), the sub-adviser to the fund. The fund considers blue chip companies to be large and medium sized companies (i.e., companies which fall in the largest 85% of market capitalization of publicly traded companies listed in the United States) with leading market positions and which possess strong financial characteristics, as described below:

     - MARKET CHARACTERISTICS. Companies which occupy, or have the potential to occupy, leading market positions that are expected to be maintained or enhanced over time. Market leaders can be identified within an industry as those companies which have (i) superior growth prospects compared with other companies in the same industry; (ii) possession of proprietary technology with the potential to bring about major changes within an industry; and/or (iii) leading sales within an industry, or the potential to become a market leader.

     - FINANCIAL CHARACTERISTICS. Companies that possess at least one of the following attributes: (i) faster earnings growth than its competitors and the market in general; (ii) higher profit margins relative to its competitors; (iii) strong cash flow relative to its competitors; and/or
       (iv) a balance sheet with relatively low debt and a high return on equity relative to its competitors.

The fund may also invest up to 25% of its total assets in foreign securities.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

AIM's investment strategy significantly influences the fund's performance. The fund's focus on large and medium-sized blue chip companies significantly influences its performance. Large blue chip company stocks as a group could fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller companies. Medium-sized blue chip companies may have greater volatility than larger blue chip companies. Additionally, if AIM incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that had been anticipated. If the fund's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

 10                                                           HARTFORD HLS FUNDS

                                       HARTFORD BLUE CHIP STOCK II HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. (The fund has been managed by the same sub-adviser since its inception.)

CLASS IA TOTAL RETURN FOR CALENDAR YEAR 2001
[BAR GRAPH]

                                                                        CLASS IA TOTAL RETURNS
                                                                        ----------------------
01                                                                              -22.49

------------------------------------------------------------
 During the period shown in the bar chart, the highest quarterly return was 12.51% (4th quarter 2001) and the lowest quarterly return was -19.78% (1st quarter 2001).
------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR
PERIODS ENDING 12/31/01

                                          SINCE INCEPTION
                               1 YEAR      (MAY 1, 2000)
 Class IA(1)                   -22.49%        -20.48%
 S&P 500 Index (reflects no
   deduction for fees or
   expenses)                   -11.87%        -12.63%(2)

1 The fund's shares were re-designated as Class IA shares on April 30, 2002.

2 Return is from 4/30/00.

  INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.

HARTFORD HLS FUNDS                                                            11

HARTFORD BLUE CHIP STOCK II HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses deducted at the variable life insurance or variable annuity contract level, or by a qualified retirement plan.

                                                                 CLASS IA
SHAREHOLDER FEES                                                ----------
 (fees paid directly from your investment)
 Maximum sales charge (load) as a percentage of offering
   price                                                           None
 Maximum deferred sales charge (load)                              None
 Exchange fees                                                     None

ANNUAL OPERATING EXPENSES
 (expenses that are deducted from the fund's assets)
 Management fees                                                  0.95%
 Distribution and service (12b-1) fees                             None
 Other expenses                                                   0.15%
 Total operating expenses                                         1.10%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 CLASS IA
EXPENSES                                                        ----------
 (with or without redemption)
 Year 1                                                           $  112
 Year 3                                                           $  350
 Year 5                                                           $  606
 Year 10                                                          $1,340

SUB-ADVISER

AIM

PORTFOLIO MANAGERS

Monika H. Degan

- Senior Portfolio Manager, AIM

- Associated with AIM and/or its
  affiliates since 1995

Jonathan C. Schoolar

- Senior Portfolio Manager, AIM

- Associated with AIM and/or its
  affiliates since 1986

 12                                                           HARTFORD HLS FUNDS

                                         HARTFORD CAPITAL OPPORTUNITIES HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Capital Opportunities HLS Fund seeks capital appreciation.

INVESTMENT STRATEGY. The fund invests at least 65% of net assets in common stocks and equity-related securities, such as preferred stocks, convertible securities and depositary receipts. The fund focuses on companies which the fund's sub-adviser, Massachusetts Financial Services Company ("MFS"), believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.

The fund may invest in foreign securities (including emerging market securities), and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the fund. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the MFS and its large group of equity research analysts.

Under normal market conditions, the fund invests primarily in common stocks of companies with large market capitalizations that MFS believes have superior growth potential. MFS defines large cap companies as companies with a market cap greater than $5 billion.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

MFS' investment strategy significantly influences the fund's performance. If MFS incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that had been anticipated. Additionally, large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. If the fund's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.

If the fund uses foreign currency transactions it will be exposed to additional risks and transaction costs. Successful use of these derivative instruments depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and movements in the prices of the currencies being hedged.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

HARTFORD HLS FUNDS                                                            13

HARTFORD CAPITAL OPPORTUNITIES HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. (The fund has been managed by the same sub-adviser since its inception.)

CLASS IA TOTAL RETURN FOR CALENDAR YEAR 2001
[BAR GRAPH]

                                                                        CLASS IA TOTAL RETURNS
                                                                        ----------------------
01                                                                              -23.63

------------------------------------------------------------
 During the period shown in the bar chart, the highest quarterly return was 17.49% (4th quarter 2001) and the lowest quarterly return was -26.37% (3rd quarter 2001).
------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR
PERIODS ENDING 12/31/01

                                         SINCE INCEPTION
                              1 YEAR      (MAY 1, 2000)
 Class IA(1)                  -23.63%        -21.04%
 S&P 500 Index (reflects no
   deduction for fees or
   expenses)                  -11.87%        -12.63%(2)

1 The fund's shares were re-designated as Class IA shares on April 30, 2002.

2 Return is from 4/30/00.

  INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.

 14                                                           HARTFORD HLS FUNDS

                                         HARTFORD CAPITAL OPPORTUNITIES HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

                                                                 CLASS IA
SHAREHOLDER FEES                                                ----------
 (fees paid directly from your investment)
 Maximum sales charge (load) as a percentage of offering
   price                                                           None
 Maximum deferred sales charge (load)                              None
 Exchange fees                                                     None
ANNUAL OPERATING EXPENSES
 (expenses that are deducted from the fund's assets)
 Management fees                                                  0.90%
 Distribution and service (12b-1) fees                             None
 Other expenses                                                   0.26%
 Total operating expenses                                         1.16%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 CLASS IA
EXPENSES                                                        ----------
 (with or without redemption)
 Year 1                                                           $  118
 Year 3                                                           $  368
 Year 5                                                           $  638
 Year 10                                                          $1,409

SUB-ADVISER

MFS

PORTFOLIO MANAGER

Maura A. Shaughnessy

- Senior Vice President of MFS

- Employed in the investment
  management area of MFS since
  1991

HARTFORD HLS FUNDS                                                            15

HARTFORD GLOBAL EQUITY HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Global Equity HLS Fund seeks capital appreciation.

INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities, including common stocks, preferred stocks, convertible securities and depositary receipts, of U.S. and foreign (including emerging market) issuers. The fund spreads its investments across these markets and focuses on companies which the fund's sub-adviser, Massachusetts Financial Services Company ("MFS"), believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The fund generally seeks to purchase securities of companies with relatively large market capitalizations relative to the market in which they are traded.

Under normal market conditions, the fund invests in at least three different countries. A company's principal activities are determined to be located in a particular country if the company (a) is organized under the laws of, and maintains a principal office in a country, (b) has its principal securities trading market in a country, (c) derives 50% of its total revenues from goods or services performed in the country, or (d) has 50% or more of its assets in the country.

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the fund. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by MFS and its large group of equity research analysts.

The fund may have exposure to foreign currencies through its investment in foreign securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

MFS' investment strategy significantly influences the fund's performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. If MFS incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that had been anticipated. If the fund's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. If the fund invests in countries or regions that experience economic downturns, performance could suffer. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.

If the fund uses foreign currency transactions it will be exposed to additional risks and transaction costs. Successful use of these derivative instruments depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and movements in the prices of the currencies being hedged.

 16                                                           HARTFORD HLS FUNDS

                                                HARTFORD GLOBAL EQUITY HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. (The fund has been managed by the same sub-adviser since its inception.)

CLASS IA TOTAL RETURN FOR CALENDAR YEAR 2001
[BAR GRAPH]

                                                                        CLASS IA TOTAL RETURNS
                                                                        ----------------------
01                                                                               -9.60

------------------------------------------------------------
 During the period shown in the bar chart, the highest quarterly return was 8.85% (4th quarter 2001) and the lowest quarterly return was -10.69% (3rd quarter 2001).
------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/01

                                         SINCE INCEPTION
                              1 YEAR      (MAY 1, 2000)
 Class IA(1)                   -9.60%         -9.62%
 MSCI World Index (reflects
   no deduction for fees or
   expenses)                  -16.52%     -15.21%(2)

1 The fund's shares were re-designated as Class IA shares on April 30, 2002.

2 Return is from 4/30/00.

  INDEX: The Morgan Stanley Capital International World Index is a broad based unmanaged market capitalization weighted total return index, which measures the performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East.

HARTFORD HLS FUNDS                                                            17

HARTFORD GLOBAL EQUITY HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

                                                                 CLASS IA
SHAREHOLDER FEES                                                ----------
 (fees paid directly from your investment)
 Maximum sales charge (load) as a percentage of offering
   price                                                           None
 Maximum deferred sales charge (load)                              None
 Exchange fees                                                     None

ANNUAL OPERATING EXPENSES
 (expenses that are deducted from the fund's assets)
 Management fees                                                  1.00%
 Distribution and service (12b-1) fees                             None
 Other expenses                                                   0.39%
 Total operating expenses                                         1.39%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 CLASS IA
EXPENSES                                                        ----------
 (with or without redemption)
 Year 1                                                           $  142
 Year 3                                                           $  440
 Year 5                                                           $  761
 Year 10                                                          $1,669

SUB-ADVISER

MFS

PORTFOLIO MANAGER

David R. Mannheim

- Senior Vice President, MFS

- Employed in the investment
  management area of MFS since
  1988 and has managed the fund
  since its inception

 18                                                           HARTFORD HLS FUNDS

                                          HARTFORD GROWTH OPPORTUNITIES HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Growth Opportunities HLS Fund seeks short- and long-term capital appreciation.

INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that the fund's sub-adviser, Wellington Management Company, LLP ("Wellington Management"), believes have superior growth potential. The fund may invest up to 20% of its total assets in foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to identify high quality growth companies for purchase or sale by the fund. Wellington Management looks for a strong management team that has a clearly articulated business strategy, a history of earnings growth and the potential for that growth to be sustained, and attractive stock valuation based on multiple valuation tools.

For its most recent fiscal year, the fund's annual portfolio turnover exceeded 200%.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies.

Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance).

HARTFORD HLS FUNDS                                                            19

HARTFORD GROWTH OPPORTUNITIES HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR
[BAR GRAPH]

                                                                        CLASS IA TOTAL RETURNS
                                                                        ----------------------
92                                                                                2.94
93                                                                                8.78
94                                                                               -2.82
95                                                                               27.66
96                                                                               16.41
97                                                                               12.42
98                                                                               19.01
99                                                                               55.17
00                                                                                3.99
01                                                                              -22.85

------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 44.29% (4th quarter 1999) and the lowest quarterly return was -23.35% (1st quarter 2001).
------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR
PERIODS ENDING 12/31/01

                             1 YEAR    5 YEARS   10 YEARS
 Class IA(1)                 -22.85%   10.74%     10.42%
 S&P MidCap 400 Index
   (reflects no deduction
   for fees or expenses)      -0.60%   16.09%     13.23%
 Russell 3000 Growth Index
   (reflects no deduction
   for fees or expenses)     -19.63%    7.72%     10.41%

1 The fund's shares were re-designated as Class IA shares on April 30, 2002.

  INDICES: The S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by Standard & Poor's Corporation designed to represent price movements in the midcap U.S. equity market. The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) The fund has changed its benchmark from the S&P MidCap 400 Index to the Russell 3000 Growth Index because the fund's investment adviser believes the Russell 3000 Growth Index is better suited for the investment strategy of the fund.

 20                                                           HARTFORD HLS FUNDS

                                          HARTFORD GROWTH OPPORTUNITIES HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

                                                                 CLASS IA
SHAREHOLDER FEES                                                ----------
 (fees paid directly from your investment)
 Maximum sales charge (load) as a percentage of offering
   price                                                           None
 Maximum deferred sales charge (load)                              None
 Exchange fees                                                     None

ANNUAL OPERATING EXPENSES
 (expenses that are deducted from the fund's assets)
 Management fees                                                  0.61%
 Distribution and service (12b-1) fees                             None
 Other expenses                                                   0.04%
 Total operating expenses                                         0.65%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 CLASS IA
EXPENSES                                                        ----------
 (with or without redemption)
 Year 1                                                            $ 66
 Year 3                                                            $208
 Year 5                                                            $362
 Year 10                                                           $810

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

Michael Carmen, CFA

- Vice President of Wellington
  Management

- Manager of the fund since April
  2001

- Joined Wellington Management in
  1999

- Employed by Kobrick Funds from
  1997-1999, State Street
  Research and Management from
  1992-1996 and 1997, and
  Montgomery Asset Management
  1996

HARTFORD HLS FUNDS                                                            21

                                  HARTFORD INTERNATIONAL STOCK HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford International Stock HLS Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY. The fund invests, under normal circumstances, at least 80% of its assets in common stocks. The fund focuses on common stocks and other equity securities of relatively large non-U.S. companies with market capitalizations in the range of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE(R)) Index that the fund's sub-adviser, Lazard Asset Management ("Lazard"), believes are undervalued based on their earnings, cash flow or asset values.

Lazard attempts to identify undervalued securities through traditional measures of value, including low price to earnings ratios, high yield, unrecognized assets, potential for management change and the potential to improve profitability. Lazard's global investment specialists apply both quantitative and qualitative analysis to securities selection, and focus on individual stock selection rather than on general stock market trends.

In choosing stocks for the fund, Lazard looks for established companies in economically developed countries. The percentage of the fund's assets invested in particular geographic sectors may shift from time to time based on Lazard's judgment.

The fund may engage in forward currency exchange contracts to hedge its portfolio against unfavorable currency movements and to enhance returns.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Lazard's investment strategy significantly influences the fund's performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. In addition, overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value. If the fund's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. Additionally, if the fund invests in countries or regions that experience economic downturns, performance could suffer.

If the fund uses foreign currency transactions it will be exposed to additional risks and transaction costs. Successful use of these derivative instruments depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and movements in the prices of the currencies being hedged.

HARTFORD HLS FUNDS                                                            22

HARTFORD INTERNATIONAL STOCK HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. (The fund has been managed by the same sub-adviser since its inception.)

CLASS IA TOTAL RETURNS BY CALENDAR YEAR
[BAR GRAPH]

                                                                        CLASS IA TOTAL RETURNS
                                                                        ----------------------
95                                                                               14.35
96                                                                               14.02
97                                                                               11.99
98                                                                               16.47
99                                                                               23.99
00                                                                               -9.79
01                                                                              -24.17

------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 18.26% (4th quarter 1998) and the lowest quarterly return was -16.92% (3rd quarter 1998).
------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR
PERIODS ENDING 12/31/01

                                            SINCE INCEPTION
                       1 YEAR    5 YEARS   (JANUARY 3, 1995)
 Class IA(1)           -24.17%    2.04%          5.38%
 MSCI EAFE Index
   (reflects no
   deduction for fees
   or expenses)        -21.21%    1.17%          3.90%(2)

1 The fund's shares were re-designated as Class IA shares on April 30, 2002.

2 Return is from 12/31/94.

  INDEX: The Morgan Stanley Capital International Europe, Australasia and Far East Index is a broad based unmanaged index of stocks of Europe, Australia and the Far East.

 23                                                           HARTFORD HLS FUNDS

                                           HARTFORD INTERNATIONAL STOCK HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

                                                                 CLASS IA
SHAREHOLDER FEES                                                ----------
 (fees paid directly from your investment)
 Maximum sales charge (load) as a percentage of offering
   price                                                           None
 Maximum deferred sales charge (load)                              None
 Exchange fees                                                     None

ANNUAL OPERATING EXPENSES
 (expenses that are deducted from the fund's assets)
 Management fees                                                  0.84%
 Distribution and service (12b-1) fees                             None
 Other expenses                                                   0.10%
 Total operating expenses                                         0.94%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 CLASS IA
EXPENSES                                                        ----------
 (with or without redemption)
 Year 1                                                           $   96
 Year 3                                                           $  300
 Year 5                                                           $  520
 Year 10                                                          $1,155

SUB-ADVISER

Lazard

PORTFOLIO MANAGERS

Herbert W. Gullquist

- Chief Investment Officer and
  Managing Director, Lazard, Vice
  Chairman, Lazard Freres

- Manager of the fund since its
  inception

- Responsible for monitoring all
  investment activity to ensure
  adherence to Lazard's
  investment philosophy and
  guidelines

John R. Reinsberg

- Managing Director, Lazard

- Manager of the fund since its
  inception

- Responsible for
  international/global equity
  management and overseeing the
  day-to-day operations of
  Lazard's international equity
  investment team

HARTFORD HLS FUNDS                                                            24

HARTFORD INTERNATIONAL STOCK II HLS FUND
--------------------------------------------------------------------------------

From its inception on January 3, 1995 through August 31, 2000, this fund was managed by a different sub-adviser and was named the Fortis Global Asset Allocation Series. As Global Asset Allocation Series, the fund invested in equity and fixed-income securities of issuers located throughout the world, including the United States. Since September 1, 2000, the fund has been sub-advised by T. Rowe Price International, Inc. in the manner described below.

INVESTMENT GOAL. The Hartford International Stock II HLS Fund's objective is long term growth of capital.

INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in common stocks. The fund focuses on common stocks of well-established, non-U.S. companies and diversifies broadly among developed and emerging countries throughout the world.

Stock selection reflects a growth style. The fund may purchase the stocks of companies of any size, but the focus will typically be on large and, to a lesser extent, medium-sized companies. The fund's sub-adviser, T. Rowe Price International, Inc. ("Price International"), employs in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. Price International seeks to purchase such stocks at reasonable prices in relation to present or anticipated earnings, cash flow, or book value, and valuation factors often influence the allocation among large-, mid-, or small-cap stocks.

While Price International invests with an awareness of the global economic backdrop and its outlook for industry sectors and individual countries, "bottom-up" stock selection is the focus of its decision making. In selecting stocks, companies with one or more of the following characteristics are favored: companies with leading market positions, attractive business niches, a strong franchise or monopoly, technological leadership or proprietary advantages, seasoned management, earnings growth and cash flow sufficient to support growing dividends, and healthy balance sheets with relatively low debt. Country allocation is driven largely by stock selection, though Price International may limit investments in markets that appear to have poor overall prospects.

In pursuing its investment objective, the fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The fund may also invest its assets in other securities, including preferred stocks, warrants, convertibles and/or debt securities when they are considered consistent with the fund's investment objective. The fund may also purchase futures and options, as well as foreign currency and foreign currency forward contracts. This may be done to hedge the value of the fund's portfolio against potential adverse movements in securities prices or currencies, to enhance returns, or to maintain market exposure.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Price International's investment strategy significantly influences the fund's performance. Large- or medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on smaller capitalization stocks. If Price International incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that had been anticipated. If the fund's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. Additionally, if the fund invests in countries or regions that experience economic downturns, performance could suffer. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.

If the fund uses options, futures contracts or foreign currency hedging transactions, it will be exposed to additional risks and transaction costs. Successful use of these derivative instruments depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if

 25                                                           HARTFORD HLS FUNDS

                            HARTFORD INTERNATIONAL STOCK II HLS FUND
--------------------------------------------------------------------------------

the sub-adviser's judgment proves incorrect. In addition, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and movements in the prices of the currencies being hedged. Exchange rate movements are unpredictable and it is not possible to effectively hedge the currency risks of many developing countries.

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by its' previous investment adviser and sub-adviser.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR
[BAR GRAPH]

                                                                        CLASS IA TOTAL RETURNS
                                                                        ----------------------
95                                                                               17.47
96                                                                               12.72
97                                                                               13.51
98                                                                               17.27
99                                                                               -0.87
00                                                                               -8.17
01                                                                              -21.47

------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 12.15% (4th quarter 1998) and the lowest quarterly return was -14.62% (3rd quarter 2001).
------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR
PERIODS ENDING 12/31/01

                                              SINCE INCEPTION
                       1 YEAR     5 YEARS    (JANUARY 3, 1995)
 Class IA(1)           -21.47%    -1.21%           3.19%
 MSCI EAFE Index
   (reflects no
   deduction for fees
   or expenses)        -21.21%     1.17%        3.90%(2)

1 The fund's shares were re-designated as Class IA shares on April 30, 2002.

2 Return is from 12/31/94.

  INDEX: The Morgan Stanley Capital International Europe, Australasia and Far East Index is a broad based unmanaged index of stocks of Europe, Australia and the Far East.

HARTFORD HLS FUNDS                                                            26

HARTFORD INTERNATIONAL STOCK II HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES.  This table describes the fees and expenses that you may pay if
you buy and hold     shares of the fund. Please note that this table does not
include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a retirement plan.

                                                                 CLASS IA
SHAREHOLDER FEES                                                ----------
 (fees paid directly from your investment)
 Maximum sales charge (load) as a percentage of offering
   price                                                           None
 Maximum deferred sales charge (load)                              None
 Exchange fees                                                     None

ANNUAL OPERATING EXPENSES
 (expenses that are deducted from the fund's assets)
 Management fees                                                  0.90%
 Distribution and service (12b-1) fees                             None
 Other expenses                                                   0.14%
 Total operating expenses                                         1.04%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 CLASS IA
EXPENSES                                                        ----------
 (with or without redemption)
 Year 1                                                           $  106
 Year 3                                                           $  331
 Year 5                                                           $  574
 Year 10                                                          $1,271

SUB-ADVISER

Price International has an
Investment Advisory Group that
has day-to-day responsibility for
managing the portfolio and
developing and executing the
fund's investment program.
Members of the Investment
Advisory Group are:

John R. Ford

- Joined Price International in
  1982 and has 22 years of
  portfolio management experience

James B.M. Seddon

- Joined Price International in
  1987 and has 15 years of
  portfolio management experience

Mark C.J. Bickford-Smith

- Joined Price International in
  1995 and has 17 years of
  portfolio management experience

David J.L. Warren

- Joined Price International in
  1983 and has 22 years of
  portfolio management experience

Frances Dydasco

- Joined Price International in
  1996 and has 13 years of
  industry experience

 27                                                           HARTFORD HLS FUNDS

                                              HARTFORD INVESTORS GROWTH HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Investors Growth HLS Fund seeks to provide long-term growth of capital and future income rather than current income.

INVESTMENT STRATEGY. The fund invests its assets, except for working cash balances, in the common stocks and securities convertible into common stocks of companies which the fund's sub-adviser, Massachusetts Financial Services Company ("MFS"), believes offer better than average prospects for long-term growth. In pursuing this policy, the fund will invest, under normal market conditions, at least 80% of its net assets in common stocks and securities convertible into common stocks.

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the fund. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the fund's sub-adviser and its large group of equity research analysts.

Consistent with its investment strategy the fund may invest in foreign securities through which it may have exposure to foreign currencies. The fund may also enter into foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

Under normal market conditions, the fund invests primarily in common stocks of companies with large market capitalizations that the fund's sub-adviser believes have superior growth potential. The fund's sub-adviser defines large cap companies as companies with a market cap greater than $5 billion.

For its most recent fiscal year, the fund's annual portfolio turnover exceeded 200%.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

MFS' investment strategy significantly influences the fund's performance. Large capitalization stocks as a group could fall out of favor with the market causing the fund to underperform funds that focus on small-or medium-capitalization stocks. In addition, if MFS incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that had been anticipated. If the fund's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

If the fund uses foreign currency transactions it will be exposed to additional risks and transaction costs. Successful use of these derivative instruments depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and movements in the prices of the currencies being hedged.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance).

HARTFORD HLS FUNDS                                                            28

HARTFORD INVESTORS GROWTH HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. (The fund has been managed by the same sub-adviser since its inception.)

CLASS IA TOTAL RETURN FOR CALENDAR YEAR 2001
[BAR GRAPH]

                                                                        CLASS IA TOTAL RETURNS
                                                                        ----------------------
01                                                                              -24.78

------------------------------------------------------------
 During the period shown in the bar chart, the highest quarterly return was 14.72% (4th quarter 2001) and the lowest quarterly return was -22.81% (3rd quarter 2001).
------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR
PERIODS ENDING 12/31/01

                                          SINCE INCEPTION
                               1 YEAR      (MAY 1, 2000)
 Class IA1                     -24.78%        -20.95%
 S&P 500 Index
   (reflects no deduction for
   fees or expenses)           -11.87%        -12.63%2

1 The fund's shares were re-designated as Class IA shares on April 30, 2002.

2 Return is from 4/30/00.

  INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.

 29                                                           HARTFORD HLS FUNDS

                                              HARTFORD INVESTORS GROWTH HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

                                                                 CLASS IA
SHAREHOLDER FEES                                                ----------
 (fees paid directly from your investment)
 Maximum sales charge (load) as a percentage of offering
   price                                                           None
 Maximum deferred sales charge (load)                              None
 Exchange fees                                                     None

ANNUAL OPERATING EXPENSES
 (expenses that are deducted from the fund's assets)
 Management fees                                                  0.90%
 Distribution and service (12b-1) fees                             None
 Other expenses                                                   0.61%
 Total operating expenses                                         1.51%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 CLASS IA
EXPENSES                                                        ----------
 (with or without redemption)
 Year 1                                                           $  154
 Year 3                                                           $  477
 Year 5                                                           $  824
 Year 10                                                          $1,802

SUB-ADVISER

MFS

PORTFOLIO MANAGER

Stephen Pesek

- Senior Vice President, MFS

- Employed in the investment
  management area of MFS since
  1994 and has managed the fund
  since its inception

HARTFORD HLS FUNDS                                                            30

HARTFORD LARGE CAP GROWTH HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Large Cap Growth HLS Fund seeks long-term growth of capital.

INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in large cap companies, focusing on the common stocks of a limited number of large, carefully selected, high quality United States companies whose securities are believed likely to achieve superior earnings growth. Normally, about 40 to 60 companies will be represented in the fund's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the fund's assets. The fund's focus on a relatively small number of intensively researched companies is not typical of most equity mutual funds. The fund is designed for those seeking to accumulate capital over time with less volatility than that typically associated with investments in smaller companies.

The fund's sub-adviser, Alliance Capital Management L.P. ("Alliance Capital"), relies heavily upon the fundamental analysis and research of its large internal research staff. The Alliance Capital staff generally follows a primary research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies with substantially above average prospective earnings growth that is not fully reflected in current market valuations.

Alliance Capital expects the average market capitalization of companies represented in the fund's portfolio normally to be in the range, or in excess, of the average market capitalization of companies comprising the S&P 500. As of March 31, 2002, the average market capitalization of companies comprising the S&P 500 was $100.2 billion. The fund's average market capitalization as of such date was $113.5 billion.

Although the fund invests primarily in stocks of United States companies, it may invest up to 20% of its total assets in equity securities of non-U.S. companies. It may also invest up to 20% of its net assets in convertible securities.

The fund may buy and sell futures and options contracts. This will be done primarily to hedge the value of the fund's portfolio against potential adverse movements in securities prices, but may also be done to attempt to enhance returns.

During market declines, while adding to positions in favored stocks, the fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this approach, Alliance Capital seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization growth companies significantly influences its performance. Large capitalization stocks as a group could fall out of favor with the market causing the fund to underperform funds that focus on small- or medium-capitalization stocks. In addition, if Alliance Capital incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that had been anticipated. If Alliance Capital's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

Because the fund invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either positive or negative, on the fund's net asset value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

If the fund uses options and futures contracts, it will be exposed to additional risks and transaction costs. Successful use of these derivative instruments depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and movements in the prices of the currencies being hedged.

 31                                                           HARTFORD HLS FUNDS

                                     HARTFORD LARGE CAP GROWTH HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. (The fund has been managed by the same sub-adviser since its inception.)

CLASS IA TOTAL RETURNS BY CALENDAR YEAR
[BAR GRAPH]

                                                                        CLASS IA TOTAL RETURNS
                                                                        ----------------------
99                                                                               27.22
00                                                                              -17.95
01                                                                              -14.89

------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 29.14% (4th quarter 1998) and the lowest quarterly return was -18.10% (3rd quarter 2001).
------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR
PERIODS ENDING 12/31/01

                                         SINCE INCEPTION
                              1 YEAR      (MAY 1, 1998)
 Class IA(1)                  -14.89%         1.44%
 S&P 500 Index (reflects no
   deduction for fees or
   expenses)                  -11.87%         1.20%(2)

1 The fund's shares were re-designated as Class IA shares on April 30, 2002.

2 Return is from 4/30/98.

  INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.

HARTFORD HLS FUNDS                                                            32

HARTFORD LARGE CAP GROWTH HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses deducted at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

                                                                 CLASS IA
SHAREHOLDER FEES                                                ----------
 (fees paid directly from your investment)
 Maximum sales charge (load) as a percentage of offering
   price                                                           None
 Maximum deferred sales charge (load)                              None
 Exchange fees                                                     None

ANNUAL OPERATING EXPENSES
 (expenses that are deducted from the fund's assets)
 Management fees                                                  0.90%
 Distribution and service (12b-1) fees                             None
 Other expenses                                                   0.05%
 Total operating expenses                                         0.95%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 CLASS IA
EXPENSES                                                        ----------
 (with or without redemption)
 Year 1                                                           $   97
 Year 3                                                           $  303
 Year 5                                                           $  525
 Year 10                                                          $1,166

SUB-ADVISER

Alliance Capital

PORTFOLIO MANAGERS

James G. Reilly

- Executive Vice President,
  Alliance Capital

- 17 years of investment
  experience

- Joined Alliance Capital in 1984
  and has been a portfolio
  manager on the U.S. Large Cap
  team since 1988

Syed J. Hasnain

- Senior Vice President, Alliance
  Capital

- 13 years of investment
  experience

- Joined Alliance Capital in 1994
  and has been a U.S. large cap
  portfolio manager and member of
  the U.S. Large Cap Growth
  Equity team since that time.

 33                                                           HARTFORD HLS FUNDS

                                               HARTFORD MID CAP STOCK HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Mid Cap Stock HLS Fund seeks total investment returns, including capital appreciation and income, that consistently outperform the Standard & Poor's 400 MidCap Index ("S&P MidCap").

INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of assets in common stocks of medium capitalization companies ("mid cap companies"). Mid cap companies are defined as those that have market values between $200 million and $10 billion.

The fund's sub-adviser, The Dreyfus Corporation ("Dreyfus"), selects common stocks so that, in the aggregate, the investment characteristics and risk profile of the fund are similar to those of the S&P MidCap. However, the fund seeks to invest in stocks that, in the aggregate, will provide a higher return than the S&P MidCap. The fund is not an index fund and its investments are not limited to securities of issuers included in the S&P MidCap.

Dreyfus utilizes computer techniques to track and, if possible, outperform the S&P MidCap. Dreyfus employs valuation models designed to identify common stocks of companies that are believed to have superior return potential in order to construct a portfolio that resembles the S&P MidCap but is weighted toward the stocks that Dreyfus believes are most attractive.

The fund may buy and sell futures and options contracts. This will be done primarily to hedge the value of the fund's portfolio against potential adverse movements in securities prices, but may also be done to enhance returns.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Dreyfus' investment strategy significantly influences the fund's performance. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. If the fund's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

If the fund uses options and futures contracts, it will be exposed to additional risks and transaction costs. Successful use of these derivative instruments depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and movements in the prices of the currencies being hedged.

HARTFORD HLS FUNDS                                                            34

HARTFORD MID CAP STOCK HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. (The fund has been managed by the same sub-adviser since its inception.)

CLASS IA TOTAL RETURNS BY CALENDAR YEAR
[BAR GRAPH]

                                                                        CLASS IA TOTAL RETURNS
                                                                        ----------------------
99                                                                               10.97
00                                                                                8.71
01                                                                               -4.17

------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 24.18% (4th quarter 1998) and the lowest quarterly return was -16.59% (3rd quarter 1998).
------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR
PERIODS ENDING 12/31/01

                                           SINCE INCEPTION
                                 1 YEAR     (MAY 1, 1998)
 Class IA(1)                     -4.17%         3.20%
 S&P 400 MidCap Index
   (reflects no deduction for
   fees or expenses)             -0.58%         9.29%(2)

1 The fund's shares were re-designated as Class IA shares on April 30, 2002.

2 Return is from 4/30/98.

  INDEX: The S&P 400 MidCap Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the midcap U.S. equity markets.

 35                                                           HARTFORD HLS FUNDS

                                                 HARTFORD MID CAP STOCK HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a retirement plan.

                                                                 CLASS IA
SHAREHOLDER FEES                                                ----------
 (fees paid directly from your investment)
 Maximum sales charge (load) as a percentage of offering
   price                                                           None
 Maximum deferred sales charge (load)                              None
 Exchange fees                                                     None
ANNUAL OPERATING EXPENSES
 (expenses that are deducted from the fund's assets)
 Management fees                                                  0.90%
 Distribution and service (12b-1) fees                             None
 Other expenses                                                   0.12%
 Total operating expenses                                         1.02%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 CLASS IA
EXPENSES                                                        ----------
 (with or without redemption)
 Year 1                                                           $  104
 Year 3                                                           $  325
 Year 5                                                           $  563
 Year 10                                                          $1,248

SUB-ADVISER

Dreyfus

PORTFOLIO MANAGER

John O'Toole

- Employed by Dreyfus since 1994
  and Mellon Bank, NA since 1979

- Senior Vice President and a
  portfolio manager for Mellon
  Equity Associates, an affiliate
  of Dreyfus

HARTFORD HLS FUNDS                                                            36

HARTFORD SMALLCAP GROWTH HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford SmallCap Growth HLS Fund seeks to maximize short and long-term capital appreciation.

INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of small capitalization companies that the fund's sub-adviser, Wellington Management Company, LLP ("Wellington Management"), believes have superior growth potential. Small capitalization companies are defined as companies with market capitalizations within the range of the Russell 2000 Index. As of December 31, 2001 this range was between approximately $4.1 million and $4.1 billion. The fund's portfolio is diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

Wellington Management then complements its fundamental research with an internally-developed analytical approach. This analytical approach consists of both valuation and timeliness measures. Valuation factors focus on future dividend growth and cash flow to determine the relative attractiveness of different stocks in different industries. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

The fund's portfolio is constructed stock by stock, an investment approach Wellington Management refers to as "bottom up." However, in constructing the fund's portfolio Wellington Management analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the portfolio remains well-diversified, and does not take large industry and style bets relative to the fund's market benchmark as an unintended consequence of bottom-up stock picking.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund may invest a significant portion of its assets in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies.

Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

 37                                                           HARTFORD HLS FUNDS

                                      HARTFORD SMALLCAP GROWTH HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR
[BAR GRAPH]

                                                                        CLASS IA TOTAL RETURNS
                                                                        ----------------------
95                                                                               29.88
96                                                                                7.64
97                                                                                1.43
98                                                                               21.17
99                                                                              109.25
00                                                                              -15.08
01                                                                              -20.18

------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 60.73% (4th quarter 1999) and the lowest quarterly return was -29.17% (3rd quarter 2001).
------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR
PERIODS ENDING 12/31/01

                                             SINCE INCEPTION
                       1 YEAR     5 YEARS     (MAY 2, 1994)
 Class IA(1)           -20.18%    11.76%          12.05%
 Russell 2000 Index
   (reflects no
   deduction for fees
   or expenses)          2.63%     7.63%           8.97%(2)
 Russell 2000 Growth
   Index (reflects no
   deduction for fees
   or expenses)         -9.23%     2.87%           7.23%(2)

1 The fund's shares were re-designated as Class IA shares on April 30, 2002.

2 Return is from 4/30/94.

  INDICES: The Russell 2000 Index is a broad based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq. The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 growth companies with higher price-to-book ratios and higher forecasted growth values. The fund has changed its benchmark from the Russell 2000 Index to the Russell 2000 Growth Index because the fund's investment adviser believes the Russell 2000 Growth Index is better suited for the investment strategy of the fund.

HARTFORD HLS FUNDS                                                            38

HARTFORD SMALLCAP GROWTH HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

                                                                 CLASS IA
SHAREHOLDER FEES                                                ----------
 (fees paid directly from your investment)
 Maximum sales charge (load) as a percentage of offering
   price                                                           None
 Maximum deferred sales charge (load)                              None
 Exchange fees                                                     None

ANNUAL OPERATING EXPENSES
 (expenses that are deducted from the fund's assets)
 Management fees                                                  0.63%
 Distribution and service (12b-1) fees                             None
 Other expenses                                                   0.05%
 Total operating expenses                                         0.68%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 CLASS IA
EXPENSES                                                        ----------
 (with or without redemption)
 Year 1                                                            $ 69
 Year 3                                                            $218
 Year 5                                                            $379
 Year 10                                                           $847

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

James A. Rullo

- Senior Vice President of
  Wellington Management

- Co-Manager of the fund since
  April 2001

- Joined Wellington Management in
  1994

- Investment professional since
  1987

David J. Elliott

- Vice President of Wellington
  Management

- Co-Manager of the fund since
  April 2001

- Joined Wellington Management in
  1995 and has been an investment
  professional since 1999

 39                                                           HARTFORD HLS FUNDS

                                          HARTFORD SMALL CAP VALUE HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Small Cap Value HLS Fund seeks capital appreciation.

INVESTMENT STRATEGY. Under normal circumstances, the fund pursues its objective by investing at least 80% of its assets in common stocks of small companies, focusing on those companies whose stock prices are believed to be undervalued. Small companies are those whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index ($3.08 billion as of March 31, 2002). This average is updated monthly. In certain unusual circumstances, the fund may be unable to remain invested at these levels in securities of companies with the stated market capitalization. The fund's median market capitalization was $1 billion as of March 31, 2002. The fund's securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community.

The fund is sub-advised by Berger Financial Group LLC ("Berger"), which has contracted with Perkins, Wolf, McDonnell & Company (the "Manager") to provide day-to-day investment management for the fund. In selecting securities for the fund, the Manager generally looks for companies with:

     - a low price relative to their assets, earnings, cash flow or business franchise;

     - products and services that give them a competitive advantage; and

     - quality balance sheets and strong management.

The Manager's philosophy is to weigh a security's downside risk before considering its upside potential, which may help provide an element of capital preservation.

The Manager will generally sell a security when it no longer meets the Manager's investment criteria or when it has met the Manager's expectations for appreciation.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The Manager's investment strategy will influence performance significantly. Stocks of small companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Such stocks may also pose greater liquidity risks. Additionally, overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value. If the Manager's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund's investments are often focused in a small number of business sectors, which may pose greater liquidity risk and increases the risk of the fund should adverse economic developments occur in one of those sectors. In addition, the fund may invest in certain securities with unique risks, such as special situations. Special situations are companies about to undergo a structural, financial or management change, which may significantly affect the value of their securities.

HARTFORD HLS FUNDS                                                            40

HARTFORD SMALL CAP VALUE HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. (The fund has been managed by the same sub-adviser since its inception.)

CLASS IA TOTAL RETURNS BY CALENDAR YEAR
[BAR GRAPH]

                                                                        CLASS IA TOTAL RETURNS
                                                                        ----------------------
99                                                                               15.34
00                                                                               27.00
01                                                                               21.01

------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 24.92% (4th quarter 2001) and the lowest quarterly return was -16.74% (3rd quarter 2001).
------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR
PERIODS ENDING 12/31/01

                                         SINCE INCEPTION
                               1 YEAR     (MAY 1, 1998)
 Class IA(1)                   21.01%         15.10%
 Russell 2000 Index (reflects
   no deduction for fees or
   expenses)                    2.63%          8.97%(2)

1 The fund's shares were re-designated as Class IA shares on April 30, 2002.

2 Return is from 4/30/98.

  INDEX: The Russell 2000 Index is a broad based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.

 41                                                           HARTFORD HLS FUNDS

                                               HARTFORD SMALL CAP VALUE HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

                                                                 CLASS IA
SHAREHOLDER FEES                                                ----------
 (fees paid directly from your investment)
 Maximum sales charge (load) as a percentage of offering
   price                                                           None
 Maximum deferred sales charge (load)                              None
 Exchange fees                                                     None

ANNUAL OPERATING EXPENSES
 (expenses that are deducted from the fund's assets)
 Management fees                                                  0.89%
 Distribution and service (12b-1) fees                             None
 Other expenses                                                   0.07%
 Total operating expenses                                         0.96%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 CLASS IA
EXPENSES                                                        ----------
 (with or without redemption)
 Year 1                                                           $   97
 Year 3                                                           $  303
 Year 5                                                           $  525
 Year 10                                                          $1,166

SUB-ADVISER

Berger

PORTFOLIO MANAGER

Berger has contracted with
Perkins, Wolf, McDonnell &
Company (the "Manager") to
provide day-to-day investment
management for the fund. The
following individuals manage the
fund:

Robert H. Perkins

- President and Director of the
  Manager

- Investment manager since 1970
  and manager of the fund since
  its inception

Thomas H. Perkins

- Investment manager since 1974
  and manager of the fund since
  1999

- Joined the Manager in 1998

- Portfolio manager of valuation
  sensitive growth portfolios for
  Alliance Capital, 1994-1998

HARTFORD HLS FUNDS                                                            42

HARTFORD VALUE OPPORTUNITIES HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Value Opportunities HLS Fund seeks short- and long-term capital appreciation.

INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in equity securities of companies covering a broad range of industries and market capitalizations, focusing on securities that the fund's sub-adviser, Wellington Management Company, LLP ("Wellington Management"), believes are undervalued and have the potential for appreciation. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its price-to-earnings ratio, issuer's earnings power and growth potential. Stocks are selected whose issuers have the most compelling blend of the following attributes:

     - high fundamental investment value,

     - strong management team, and

     - strong industry position.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies.

Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

 43                                                           HARTFORD HLS FUNDS

                                 HARTFORD VALUE OPPORTUNITIES HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS IA TOTAL RETURNS BY CALENDAR
 YEAR
[BAR GRAPH]

                                                                        CLASS IA TOTAL RETURNS
                                                                        ----------------------
97                                                                               25.24
98                                                                                9.64
99                                                                                8.96
00                                                                               18.49
01                                                                               -2.55

------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 16.01% (4th quarter 1998) and the lowest quarterly return was -18.06% (3rd quarter 2001).
------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/01

                                             SINCE INCEPTION
                       1 YEAR     5 YEARS     (MAY 1, 1996)
 Class IA(1)            -2.55%    11.56%         12.26%
 S&P Barra Value
   Index
   (reflects no
   deduction for fees
   or expenses)        -11.69%     9.48%         10.75%(2)
 Russell 3000 Value
   Index
   (reflects no
   deduction for fees
   or expenses)         -4.33%    11.02%         10.63%(2)

1 The fund's shares were re-designated as Class IA shares on April 30, 2002.

2 Return is from 4/30/96.

  INDICES: The S&P Barra Value Index is an unmanaged capitalization weighted index of all the stocks in the S&P 500 that have low price-to-book ratios. The Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) The fund changed its benchmark from the S&P Barra Value Index to the Russell 3000 Value Index because the fund's investment adviser believes the Russell 3000 Value Index is better suited for the investment strategy of the fund.

HARTFORD HLS FUNDS                                                            44

HARTFORD VALUE OPPORTUNITIES HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses deducted at the variable life insurance or variable annuity contract level, or by a qualified retirement plan.

                                                                 CLASS IA
SHAREHOLDER FEES                                                ----------
 (fees paid directly from your investment)
 Maximum sales charge (load) as a percentage of offering
   price                                                           None
 Maximum deferred sales charge (load)                              None
 Exchange fees                                                     None

ANNUAL OPERATING EXPENSES
 (expenses that are deducted from the fund's assets)
 Management fees                                                  0.68%
 Distribution and service (12b-1) fees                             None
 Other expenses                                                   0.05%
 Total operating expenses                                         0.73%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 CLASS IA
EXPENSES                                                        ----------
 (with or without redemption)
 Year 1                                                            $ 75
 Year 3                                                            $233
 Year 5                                                            $406
 Year 10                                                           $906

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

James H. Averill

- Senior Vice President of
  Wellington Management

- Co-Manager of the fund since
  April 2001

- Joined Wellington Management in
  1985

- Investment professional since
  1985

David R. Fassnacht, CFA

- Vice President of Wellington
  Management

- Co-Manager of the fund since
  April 2001

- Joined Wellington Management in
  1991

- Investment professional since
  1988

James N. Mordy

- Senior Vice President of
  Wellington Management

- Co-Manager of the fund since
  April 2001

- Joined Wellington Management in
  1985

- Investment professional since
  1985

 45                                                           HARTFORD HLS FUNDS

HARTFORD MULTISECTOR BOND HLS FUND
--------------------------------------------------------------------------------

From its inception on January 3, 1995 until March 15, 2000, this fund was managed by a different sub-adviser and was named the Fortis Global Bond Series. As the Global Bond Series, the fund invested principally in high quality U.S. and foreign government and corporate fixed income securities. Since March 15, 2000, the fund has been sub-advised by A I M Capital Management, Inc. in the manner described below.

INVESTMENT GOAL. The Hartford Multisector Bond HLS Fund seeks to achieve a high level of current income consistent with reasonable concern for safety of principal.

INVESTMENT STRATEGY. The fund pursues its objective by investing, normally, at least 80% of its assets in fixed-rate corporate debt securities and U.S. and foreign government obligations. In complying with this 80% requirement, the fund's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include futures and options. The fund may invest up to 40% of its total assets in securities of foreign governments and companies, including those in emerging markets.

The fund may invest up to 35% of its total assets in non-investment grade corporate bonds (securities rated "Ba" or lower by Moody's Investors Service, Inc., "BB" or lower by Standard and Poor's Corporation, or unrated corporate bonds deemed by the fund's sub-adviser, AIM Capital Management, Inc. ("AIM"), to be of comparable quality). Bonds rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." The fund may also invest in preferred stock issues and convertible corporate debt.

AIM focuses on securities that it believes have favorable prospects for current income, consistent with its concern for safety of principal. The decision to purchase a particular security is based upon many factors, the most important of which are the characteristics of the security (interest rate, term, call provisions, etc.), the financial stability and managerial strength of the issuer, and diversification in the fund. AIM considers whether to sell a particular security when any one of these factors materially changes. It is anticipated that the average effective duration of the fund will be between four and eight years.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. Credit risk depends largely on the perceived health of bond issuers. In general, lower-rated bonds have higher credit risks. You could lose money as a result of your investment.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

High yield bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than for bond funds that do not invest in high yield bonds.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

If the fund uses options and futures contracts, it will be exposed to additional risks and transaction costs. Successful use of these derivative instruments depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and movements in the prices of the currencies being hedged.

 46                                                           HARTFORD HLS FUNDS

                                              HARTFORD MULTISECTOR BOND HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser and sub-adviser.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR
[BAR GRAPH]

                                                                        CLASS IA TOTAL RETURNS
                                                                        ----------------------
95                                                                               19.14
96                                                                                3.32
97                                                                                0.14
98                                                                               13.49
99                                                                               -7.53
00                                                                                4.27
01                                                                                5.58

------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 10.35% (1st quarter 1995) and the lowest quarterly return was -4.87% (1st quarter 1999).
------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/01

                                             SINCE INCEPTION
                       1 YEAR    5 YEARS    (JANUARY 3, 1995)
 Class IA(1)           5.58%      2.96%           5.19%
 Lehman Brothers
   Aggregate Bond
   Index (reflects no
   deduction for fees
   or expenses)        8.44%      7.43%           8.38%(2)

1 The fund's shares were re-designated as Class IA shares on April 30, 2002.

2 Return is from 12/31/94.

  INDEX: The Lehman Brothers Aggregate Bond Index is an unmanaged index of government, corporate and mortgage-backed securities with an average maturity of approximately nine years.

HARTFORD HLS FUNDS                                                            47

HARTFORD MULTISECTOR BOND HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses deducted at the variable life insurance or variable annuity contract level, or by a qualified retirement plan.

                                                                 CLASS IA
SHAREHOLDER FEES                                                ----------
 (fees paid directly from your investment)
 Maximum sales charge (load) as a percentage of offering
   price                                                           None
 Maximum deferred sales charge (load)                              None
 Exchange fees                                                     None

ANNUAL OPERATING EXPENSES
 (expenses that are deducted from the fund's assets)
 Management fees                                                  0.75%
 Distribution and service (12b-1) fees                             None
 Other expenses                                                   0.11%
 Total operating expenses                                         0.86%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 CLASS IA
EXPENSES                                                        ----------
 (with or without redemption)
 Year 1                                                           $   88
 Year 3                                                           $  274
 Year 5                                                           $  477
 Year 10                                                          $1,061

SUB-ADVISER

AIM

PORTFOLIO MANAGERS

Robert G. Alley

- Senior Portfolio Manager, AIM

- Associated with AIM and/or
  affiliates since 1992

Jan H. Friedli

- Senior Portfolio Manager, AIM

- Associated with AIM and/or
  affiliates since 1999

- Global fixed-income portfolio
  manager for Nicholas-Applegate
  Capital Management, 1997-1999;
  international fixed-income
  trader and analyst for Strong
  Capital Management, 1994-1997

Carolyn L. Gibbs

- Senior Portfolio Manager, AIM

- Associated with AIM and/or
  affiliates since 1992

 48                                                           HARTFORD HLS FUNDS

                                    HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford U.S. Government Securities HLS Fund seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk.

INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 80% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The fund invests both in U.S. Treasury obligations and in obligations of U.S. Government agencies and instrumentalities. The fund may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies. The fund may also invest in asset-backed and commercial mortgage-backed securities issued by private entities.

To achieve its goal of current income consistent with prudent investment risk, the fund selects securities that appear from a yield perspective to be attractive. In attempting to maximize total return, the fund also seeks to invest in securities that the fund's sub-adviser, Hartford Investment Management Company ("HIMCO(R)"), expects to appreciate in value. The fund tends to focus on bonds with an average life between one and ten years.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).

HARTFORD HLS FUNDS                                                            49

HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR
[BAR GRAPH]

                                                                        CLASS IA TOTAL RETURNS
                                                                        ----------------------
92                                                                                6.14
93                                                                                9.45
94                                                                               -6.44
95                                                                               18.78
96                                                                                2.21
97                                                                                9.08
98                                                                                8.87
99                                                                               -1.94
00                                                                               11.81
01                                                                                7.50

------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 5.86% (2nd quarter 1995) and the lowest quarterly return was -4.55% (1st quarter 1994).
------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/01

                              1 YEAR    5 YEARS    10 YEARS
 Class IA(1)                  7.50%      6.96%      6.33%
 Lehman Brothers
   Intermediate Government
   Bond Index (reflects no
   deduction for fees or
   expenses)                  8.42%      7.06%      6.65%

1 The fund's shares were re-designated as Class IA shares on April 30, 2002.

  INDEX: The Lehman Brothers Intermediate Government Index is an unmanaged index of government bonds with maturities of between one and ten years.

 50                                                           HARTFORD HLS FUNDS

                                    HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses deducted at the variable life insurance or variable annuity contract level, or by a qualified retirement plan.

                                                                 CLASS IA
SHAREHOLDER FEES                                                ----------
 (fees paid directly from your investment)
 Maximum sales charge (load) as a percentage of offering
   price                                                           None
 Maximum deferred sales charge (load)                              None
 Exchange fees                                                     None

ANNUAL OPERATING EXPENSES
 (expenses that are deducted from the fund's assets)
 Management fees                                                  0.47%
 Distribution and service (12b-1) fees                             None
 Other expenses                                                   0.04%
 Total operating expenses                                         0.51%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 CLASS IA
EXPENSES                                                        ----------
 (with or without redemption)
 Year 1                                                            $ 52
 Year 3                                                            $164
 Year 5                                                            $285
 Year 10                                                           $640

SUB-ADVISER

HIMCO

PORTFOLIO MANAGER

Peter P. Perrotti

- Senior Vice President of HIMCO

- Manager of the fund since April
  2001

- Joined HIMCO in 1992 and has
  managed debt securities since
  that time

- Investment professional since
  1992

HARTFORD HLS FUNDS                                                            51

FURTHER INFORMATION ON THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

INVESTMENT RISKS GENERALLY

There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). As described below, an investment in certain of the funds entails special additional risks as a result of their ability to invest a substantial portion of their assets in foreign investments or securities of small capitalization companies.

USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES


From time to time, as part of its principal investment strategy, each fund may invest some or all of its assets in high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of upswings and limit its ability to meet its investment objective.


USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES


Blue Chip Stock HLS Fund, Capital Opportunities HLS Fund, Global Equity HLS Fund, International Stock HLS Fund, International Stock II HLS Fund, Investors Growth HLS Fund, Large Cap Growth HLS Fund and Mid Cap Stock HLS Fund may purchase and sell options, enter into futures contracts and/or utilize other derivatives with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies or interest rates as a principal investment strategy. Although not a principal investment strategy, each other fund may employ these techniques. These techniques permit a fund to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.


These techniques are also used to manage risk by hedging a fund's portfolio investments. Hedging techniques may not always be available to the funds, and it may not always be feasible for a fund to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way the manager expected. As a result, the use of these techniques may result in losses to a fund or increase volatility in a fund's performance.

FOREIGN INVESTMENTS


Each fund, except American Leaders HLS Fund, Mid Cap Stock HLS Fund, Small Cap Value HLS Fund and U.S. Government Securities HLS Fund, may invest in securities of foreign issuers or non-dollar securities as part of their principal investment strategy. The other funds may hold foreign investments, but not as a principal investment strategy.


Investments in the securities of foreign issuers or investments in non-dollar securities involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition,

 52                                                           HARTFORD HLS FUNDS

                                                FURTHER INFORMATION ON THE FUNDS
--------------------------------------------------------------------------------

clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions. The inability of a fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States.

Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

FOREIGN INVESTMENTS IN EMERGING MARKETS


Capital Opportunities HLS Fund, International Stock II HLS Fund and Global Equity HLS Fund may invest in emerging markets as part of their principal investment strategy. Each other fund, except U.S. Government Securities HLS Fund, may invest in emerging markets, but not as a principal investment strategy.


The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.

SMALL CAPITALIZATION COMPANIES


Value Opportunities HLS Fund, Small Cap Value HLS Fund, Growth Opportunities HLS Fund and SmallCap Growth HLS Fund may invest in securities of small capitalization companies as part of their principal investment strategy. Each other fund, except U.S. Government Securities HLS Fund, may hold securities of such companies, but not as a principal investment strategy.


Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

ABOUT EACH FUND'S INVESTMENT GOAL


The investment goal of the funds may be changed without a shareholder vote. A fund may not be able to achieve its goal.


CONSEQUENCES OF PORTFOLIO TRADING PRACTICES


Capital Opportunities HLS Fund, Growth Opportunities HLS Fund, Investors Growth HLS Fund, SmallCap Growth HLS


HARTFORD HLS FUNDS                                                            53

FURTHER INFORMATION ON THE FUNDS
--------------------------------------------------------------------------------


Fund, Value Opportunities HLS Fund and U.S. Government Securities HLS Fund are expected to have relatively high portfolio turnover. The other funds may, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses and transaction costs for a fund. The funds are not managed to achieve a particular tax result for shareholders.


ADDITIONAL INVESTMENT STRATEGIES AND RISKS

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Statement of Additional Information which may be obtained free of charge by contacting the fund (see back cover for address and phone number).

TERMS USED IN THIS PROSPECTUS

EQUITY SECURITIES: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

FOREIGN ISSUERS: Foreign issuers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers if the issuer's economic fortunes and risks are primarily linked with U.S. markets.

NON-DOLLAR SECURITIES: Securities denominated or quoted in foreign currency or paying income in foreign currency.


Blue Chip Stock HLS Fund, Blue Chip Stock II HLS Fund, Global Equity HLS Fund, International Stock HLS Fund, International Stock II HLS Fund, Large Cap Growth HLS Fund, Mid Cap Stock HLS Fund, SmallCap Growth HLS Fund, Small Cap Value HLS Fund, Multisector Bond HLS Fund and U.S. Government Securities HLS Fund have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the Investment Company Act of 1940 (the "1940 Act"), each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets in investments of the type suggested by its name. For this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of that fund's board of directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy.


MANAGEMENT OF THE FUNDS

THE INVESTMENT MANAGER

HL Investment Advisors, LLC ("HL Advisors") is the investment manager to each fund. As investment manager, HL Advisors is responsible for supervising the activities of the investment sub-advisers described below. In addition, Hartford Life provides administrative services to each fund. HL Advisors and Hartford Life are wholly-owned indirect subsidiaries of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $181.2 billion in assets as of December 31, 2001. HL Advisors had over $48.6 billion in assets under management, as of December 31, 2001. HL Advisors is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06070.

Hartford HLS Series Fund II, Inc. has received an exemptive order from the Securities and Exchange Commission under which it uses a "Manager of Managers" structure. This permits HL Advisors to appoint new sub-advisers, with the approval by the Board of Directors and without obtaining approval from those contract holders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected contract holders will receive all information about the new sub-advisory relationship that would have been included if a proxy statement had been required. HL Advisors will not enter into a sub-advisory agreement with an affiliated sub-adviser unless contract holders approve such agreement.

THE INVESTMENT SUB-ADVISERS


U.S. GOVERNMENT SECURITIES HLS FUND. Hartford Investment Management Company ("HIMCO(R)") is the investment sub-adviser to the U.S. Government Securities HLS Fund.


 54                                                           HARTFORD HLS FUNDS

                                                FURTHER INFORMATION ON THE FUNDS
--------------------------------------------------------------------------------

HIMCO is a professional money management firm that provides services to investment companies, employee benefit plans and insurance companies. HIMCO is a wholly-owned subsidiary of The Hartford. As of December 31, 2001 HIMCO and its wholly-owned subsidiary had investment management authority over approximately $75.4 billion in assets. HIMCO is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

MULTISECTOR BOND HLS FUND AND BLUE CHIP STOCK II HLS FUND. A I M Capital Management, Inc. ("AIM"), 11 Greenway Plaza, Suite 100, Houston, Texas, 77046, is the sub-adviser to the Multisector Bond HLS Fund and the Blue Chip Stock II HLS Fund. AIM has acted as an investment adviser since its organization in 1986. As of December 31, 2001, AIM, together with its affiliates, advised or managed approximately $158 billion in assets for over 150 investment portfolios.

AMERICAN LEADERS HLS FUND. Federated Investment Management Company ("Federated"), Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, is the sub-adviser to the American Leaders HLS Fund. Federated is a subsidiary of Federated Investors, Inc. Federated and other subsidiaries of Federated Investors, Inc. advise approximately 139 mutual funds and separate accounts, which total approximately $180 billion in assets as of December 31, 2001. Federated Investors, Inc. was established in 1955 and is one of the largest mutual fund investment managers in the United States with approximately 1,800 employees.


GROWTH OPPORTUNITIES HLS FUND, SMALLCAP GROWTH HLS FUND AND VALUE OPPORTUNITIES HLS FUND. Wellington Management, a Massachusetts limited liability partnership, is the sub-adviser to the Growth Opportunities HLS Fund, SmallCap Growth HLS Fund and Value Opportunities HLS Fund. Wellington Management is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2001 Wellington Management had investment management authority over approximately $311 billion in assets. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.


CAPITAL OPPORTUNITIES HLS FUND, GLOBAL EQUITY HLS FUND AND INVESTORS GROWTH HLS FUND. Massachusetts Financial Services Company ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the sub-adviser of Capital Opportunities HLS Fund, Global Equity HLS Fund and Investors Growth HLS Fund. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under management of the MFS organization were approximately $137 billion as of December 31, 2001.

BLUE CHIP STOCK HLS FUND. T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, MD 21202, is the sub-adviser of the Blue Chip Stock HLS Fund. T. Rowe Price was founded in 1937 and, together with its affiliates, managed over $156.3 billion for over eight million individual and institutional investor accounts as of December 31, 2001. Some of T. Rowe Price's accounts have investment policies similar to those of the fund. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company.

INTERNATIONAL STOCK HLS FUND. Lazard Asset Management ("Lazard"), 30 Rockefeller Plaza, New York, New York 10112, is the sub-adviser of the International Stock HLS Fund. Lazard is a division of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company. Lazard Freres provides its clients with a wide variety of investment banking, brokerage and related services. Lazard provides investment management services to client discretionary accounts with assets as of December 31, 2001 totaling approximately $65.7 billion. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the fund.

INTERNATIONAL STOCK II HLS FUND. T. Rowe Price International, Inc. ("Price International"), 100 East Pratt Street, Baltimore, MD 21202, is the sub-adviser of the International Stock II HLS Fund. Price International, a wholly owned subsidiary of T. Rowe Price, is successor to Rowe Price-Fleming International, Inc. Price International managed over $24.4 billion as of December 31, 2001 through its offices in Baltimore, London, Tokyo, Singapore, Hong Kong, Buenos Aires and Paris. Some of Price International's accounts have investment policies similar to those of the fund.

MID CAP STOCK HLS FUND. The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, New York, New York 10166, is the sub-adviser to the Mid Cap Stock HLS Fund. Founded in 1947, Dreyfus manages 197 portfolios with approximately $192 billion in investment company assets, for approximately 1.6 million investor accounts nationwide (as of March 31, 2002). Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.6 trillion of assets under management, administration or custody, including approximately $545 billion under management (as of

HARTFORD HLS FUNDS                                                            55

FURTHER INFORMATION ON THE FUNDS
--------------------------------------------------------------------------------

December 31, 2001). Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.

SMALL CAP VALUE HLS FUND. Berger LLC ("Berger"), 210 University Boulevard, Denver, Colorado 80206, the sub-adviser of the Small Cap Value HLS Fund, has entered into an agreement with Perkins, Wolf, McDonnell & Company (the "Manager") under which Berger LLC will pay the Manager a fee to provide the day-to-day investment management for the fund.

LARGE CAP GROWTH HLS FUND. Alliance Capital Management L.P. ("Alliance Capital"), a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, is the sub-adviser of the Large Cap Growth HLS Fund. Alliance Capital is a global investment manager supervising client accounts with assets as of December 31, 2001 totaling approximately $455 billion (of which approximately $156 billion represented the assets of investment companies). Alliance Capital's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds.

Alliance Capital, an investment adviser registered under the Investment Advisers Act of 1940, as amended, is a Delaware limited partnership, of which Alliance Capital Management Corporation ("ACMC"), an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is the general partner. As of December 31, 2001, Alliance Capital Management Holding LP ("Alliance Holding") owned approximately 30.1% of the outstanding units of limited partnership interest in Alliance Capital ("Alliance Units"). ACMC is the general partner of Alliance Holding, whose equity interests are traded on the New York Stock Exchange in the form of units ("Alliance Holding Units"). As of December 31, 2001, AXA Financial, together with certain of its wholly-owned subsidiaries, including ACMC, beneficially owned approximately 2.1% of the outstanding Alliance Holding Units and 51.7% of the outstanding Alliance Units. AXA Financial, a Delaware corporation, is a wholly-owned subsidiary of AXA, a French company.

MANAGEMENT FEES

Each fund pays a monthly management fee to HL Advisors for investment advisory and certain administrative services. These fees are based on a stated percentage of the fund's average daily net asset value as follows:


AMERICAN LEADERS HLS FUND

            NET ASSET VALUE                 ANNUAL RATE
  First $35,000,000                           0.900%
  Next $65,000,000                            0.750%
  Amount over $100 Million                    0.650%

BLUE CHIP STOCK HLS FUND AND INTERNATIONAL STOCK II HLS FUND

            NET ASSET VALUE                 ANNUAL RATE
  First $100,000,000                          0.900%
  Amount over $100 Million                    0.850%

BLUE CHIP STOCK II HLS FUND

            NET ASSET VALUE                 ANNUAL RATE
  First $200,000,000                          0.950%
  Amount over $200 Million                    0.900%

CAPITAL OPPORTUNITIES HLS FUND AND INVESTORS GROWTH HLS FUND

            NET ASSET VALUE                 ANNUAL RATE
  First $200,000,000                          0.900%
  Next $300,000,000                           0.850%
  Amount over $500 Million                    0.800%

GLOBAL EQUITY HLS FUND

            NET ASSET VALUE                 ANNUAL RATE
  First $200,000,000                          1.000%
  Next $300,000,000                           0.950%
  Amount over $500 Million                    0.900%




GROWTH OPPORTUNITIES HLS FUND, SMALLCAP GROWTH HLS FUND AND VALUE OPPORTUNITIES HLS FUND

            NET ASSET VALUE                 ANNUAL RATE
  First $100,000,000                          0.700%
  Amount over $100 Million                    0.600%




 56                                                           HARTFORD HLS FUNDS

                                                FURTHER INFORMATION ON THE FUNDS
--------------------------------------------------------------------------------

INTERNATIONAL STOCK HLS FUND

NET ASSET VALUE                             ANNUAL RATE
  First $100,000,000                          0.850%
  Amount over $100 Million                    0.800%

LARGE CAP GROWTH HLS FUND

NET ASSET VALUE                             ANNUAL RATE
  First $100,000,000                          0.900%
  Next $100,000,000                           0.850%
  Amount over $200 Million                    0.800%

MID CAP STOCK HLS FUND

NET ASSET VALUE                             ANNUAL RATE
  First $100,000,000                          0.900%
  Next $150,000,000                           0.850%
  Amount over $250 Million                    0.800%

SMALL CAP VALUE HLS FUND

NET ASSET VALUE                             ANNUAL RATE
  First $50,000,000                           0.900%
  Amount over $50 Million                     0.850%




MULTISECTOR BOND HLS FUND

NET ASSET VALUE                             ANNUAL RATE
  First $100,000,000                          0.750%
  Amount over $100 Million                    0.650%

U.S. GOVERNMENT SECURITIES HLS FUND

NET ASSET VALUE                             ANNUAL RATE
  First $50,000,000                           0.500%
  Amount over $50 Million                     0.450%





For the year ended December 31, 2001, each fund paid management fees to HL Advisors. These fees, expressed as a percentage of net assets, were as follows:



FUND NAME                                   ANNUAL RATE(1)
  American Leaders HLS Fund                    0.90%
  Blue Chip Stock HLS Fund                     0.87%
  Blue Chip Stock II HLS Fund                  0.95%
  Capital Opportunities HLS Fund               0.90%
  Global Equity HLS Fund                       1.00%
  Growth Opportunities HLS Fund                0.61%
  International Stock HLS Fund                 0.84%
  International Stock II HLS Fund              0.90%
  Investors Growth HLS Fund                    0.90%
  Large Cap Growth HLS Fund                    0.90%
  Mid Cap Stock HLS Fund                       0.90%
  SmallCap Growth HLS Fund                     0.63%
  Small Cap Value HLS Fund                     0.89%
  Value Opportunities HLS Fund                 0.68%
  Multisector Bond HLS Fund                    0.75%
  U.S. Government Securities HLS Fund          0.47%



(1) Includes an amount received by the funds' previous investment adviser for the period prior to April 2, 2001.

PURCHASE AND REDEMPTION OF FUND SHARES

The funds offer their shares to variable annuity and variable life insurance separate accounts of Hartford Life, Fortis Benefits and First Fortis (the "Accounts") as investment options for certain variable annuity contracts and variable life insurance contracts ("variable contracts") issued through the Accounts. The funds may also offer their shares to certain qualified retirement plans (the "Plans").


Growth Opportunities HLS Fund, SmallCap Growth HLS Fund, Value Opportunities HLS Fund and U.S. Government Securities HLS Fund each offer two classes of shares:
Class IA shares offered in this prospectus and Class IB shares offered pursuant to another prospectus. For each of these funds, the two classes of shares represent an investment in the same fund but are subject to different expenses and have different prices and performance. Each other fund in this prospectus offers only Class IA shares.


Most of the Accounts are registered with the SEC as investment companies. When shares of a fund are offered as investment options for variable contracts issued through such an Account, a separate prospectus describing the particular Account and

HARTFORD HLS FUNDS                                                            57

FURTHER INFORMATION ON THE FUNDS
--------------------------------------------------------------------------------

contract will accompany this prospectus. When shares of a fund are offered as investment options for variable contracts issued through an Account that is not so registered, a separate disclosure document (rather than a prospectus) describing that Account and contract will accompany this prospectus.

Shares of the funds are sold by Hartford Securities Distribution Company, Inc. (the "Distributor") in a continuous offering to the Accounts and the Plans. Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts and the assets of each subaccount are invested in the shares of the fund corresponding to that subaccount. The Accounts and the Plans purchase and redeem Class IA shares of the funds at net asset value without sales or redemption charges.

For each day on which a fund's net asset value is calculated, the Accounts transmit to the fund any orders to purchase or redeem shares of the fund based on the net purchase payments, redemption (surrender or withdrawal) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed by Hartford Life as of that day. Similarly, the Plans transmit to a fund any orders to purchase or redeem shares of the fund based on the instructions of Plan trustees or participants. The Accounts and Plans purchase and redeem shares of the funds at the net asset value per share calculated as of the day that the related orders are received, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of notice of redemption, except that payments of redemptions may be postponed beyond seven days when permitted by applicable laws and regulations.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners invested in a particular fund. Likewise, a potential for certain conflicts exists between the interests of owners of variable contracts and those of participants in a Plan that invests in a fund. To the extent that such classes of investors are invested in the same fund when a conflict of interest arises that might involve the fund, one or more of such classes of investors could be disadvantaged. The funds currently do not foresee any such conflict or disadvantage to owners of variable contracts or Plan participants. Nonetheless, the funds' Board of Directors will monitor each fund for the existence of any irreconcilable material conflicts among or between the interests of various classes of investors. If such a conflict affecting owners of variable contracts is determined to exist, the funds will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more Accounts may be required to withdraw its investment in one or more of the funds or substitute shares of another fund for the current fund. This, in turn, could cause a fund to sell portfolio securities at a disadvantageous price.

DETERMINATION OF NET ASSET VALUE

The net asset value per share is determined for each fund as of the close of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value is determined by dividing the value of the fund's net assets attributable to a class of shares by the number of shares outstanding for that class. The funds use market prices in valuing portfolio securities, but may use fair value estimates, as determined by HL Advisors under the direction of the Board of Directors, if reliable market prices are not available. Fair value pricing may be used by a fund when current market values are unavailable or when an event occurs after the close of the exchange on which the fund's portfolio securities are principally traded that is likely to have changed the value of the securities. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values. Securities of foreign issuers and non-dollar securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Debt securities (other than short-term obligations) held by each fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Assets of the funds that will mature in 60 days or less are valued at amortized cost, which approximates market value.


Certain funds may invest in securities primarily traded in foreign securities markets. Foreign securities markets may trade on days when a fund does not compute its net asset value or may close (generating closing prices) at times before or after the NYSE. Consequently, the net asset value of a fund and the value of its shares may change on days, or at times, when an investor cannot redeem the fund's shares.

 58                                                           HARTFORD HLS FUNDS

                                                FURTHER INFORMATION ON THE FUNDS
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS


Dividends and distributions may be declared by each fund's Board of Directors from time to time. The current policy for each fund is to pay dividends from net investment income and to make distributions of realized capital gains, if any, at least once each year.


Such dividends and distributions are automatically invested in additional full or fractional shares monthly on the last business day of each month at the per share net asset value on that date.

EXCHANGE PRIVILEGES

The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements. Investors who engage in excessive account activity generate additional costs which are borne by all of the funds' shareholders. In order to minimize such costs, the funds reserve the right to reject any purchase request that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by a variable contract owner or by brokers controlling the accounts of a group of variable contract owners.

FEDERAL INCOME TAXES

For federal income tax purposes, each fund is treated as a separate taxpayer. Each fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code, as amended (the "Code"). By so qualifying, a fund is not subject to federal income tax to the extent that its net investment income and net realized capital gains are distributed to the Accounts or Plans. Further, each fund intends to meet certain diversification requirements applicable to mutual funds underlying variable contracts.

Under current law, Plan participants and owners of variable contracts which have invested in a fund are not subject to federal income tax on fund earnings and distributions or on gains realized upon the sale or redemption of fund shares until such amounts are withdrawn from the plan or contracts. For information concerning the federal tax consequences to the purchasers of the variable contracts, see the prospectus for such contract.

For more information about the tax status of the funds, see "Taxes" in the SAI.

BROKERAGE COMMISSIONS

Although the rules of the National Association of Securities Dealers, Inc. prohibit its members from seeking orders for the execution of investment company portfolio transactions on the basis of their sales of investment company shares, under such rules, sales of investment company shares may be considered in selecting brokers to effect portfolio transactions. Accordingly, some portfolio transactions are, subject to such rules and to obtaining best prices and executions, effected through dealers who sell shares of the funds.

VARIABLE CONTRACT OWNER VOTING RIGHTS


With regard to fund matters for which the 1940 Act requires a shareholder vote, the funds generally vote shares held by the Accounts in accordance with instructions received from the owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that Account. Each share has one vote. Votes are counted on an aggregate basis except as to matters where the interests of funds differ (such as approval of an investment management agreement or a change in the fund's fundamental investment policies). In such cases, the voting is on a fund-by-fund basis. Fractional shares are counted. Shares held by an Account for which no instructions are received are voted for or against, or in abstention, with respect to any proposals in the same proportion as the shares for which instructions are received.


PLAN PARTICIPANT VOTING RIGHTS

With regard to fund matters for which the 1940 Act requires a shareholder vote, Plan trustees generally vote fund shares held by their Plans either in their own discretion or in accordance with instructions from Plan participants.

PERFORMANCE RELATED INFORMATION

The funds may advertise performance related information. Performance information about a fund is based on the fund's past performance only and is no indication of future performance.

Each fund may include its total return in advertisements or other sales material. When a fund advertises its total return, it will usually be calculated for one year, five years, and ten years or some other relevant period if the fund has not been in existence for at least ten years. Total return is measured by

HARTFORD HLS FUNDS                                                            59

FURTHER INFORMATION ON THE FUNDS
--------------------------------------------------------------------------------

comparing the value of an investment in the fund at the beginning of the relevant period to the value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions).



The funds are offered exclusively through variable insurance products and to certain qualified retirement plans. Performance information presented for the funds should not be compared directly with performance information of other insurance products or retirement plans without taking into account charges and expenses payable with respect to these insurance products or retirement plans. Such charges and expenses are not reflected in the funds' performance information and will reduce an investor's return under the insurance products or retirement plans.

DISTRIBUTOR, CUSTODIAN AND TRANSFER AGENT

Hartford Securities Distribution Company, Inc., 200 Hopmeadow Street, Simsbury, CT 06089, serves as distributor to the funds.

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian of each fund's assets.

Hartford Investor Services Company, 200 Hopmeadow Street, Simsbury, CT 06089, serves as Transfer and Dividend Disbursing Agent for the funds.

 60                                                           HARTFORD HLS FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
HARTFORD AMERICAN LEADERS HLS FUND (FORMERLY FORTIS AMERICAN LEADERS SERIES)

The financial highlights table is intended to help you understand the financial performance of the fund's Class IA shares since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor in Class IA shares would have made or lost money on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request. These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance.

                                                                CLASS IA - PERIOD ENDED:
                                                                 12/31/01     12/31/00(B)
                                                                ----------    -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                              $10.80        $10.35
Net investment income (loss)                                        0.06          0.04
Net realized and unrealized gain (loss) on investments             (0.44)         0.47
                                                                 -------        ------
Total from investment operations                                   (0.38)         0.51
Less distributions:
  Dividends from net investment income                                --         (0.05)
  Distributions from net realized gain on investments              (0.07)        (0.01)
  Distributions from capital                                          --            --
                                                                 -------        ------
Total distributions                                                (0.07)        (0.06)
                                                                 -------        ------
Net increase (decrease) in net asset value                         (0.45)         0.45
Net asset value, end of period                                    $10.35        $10.80
                                                                 =======        ======
TOTAL RETURN                                                      (3.48%)        4.85%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $17,529        $7,836
Ratio of expenses to average net assets                            1.05%         1.25%(a,c)
Ratio of net investment income (loss) to average net assets        0.83%         0.80%(a,c)
Portfolio turnover rate                                              27%           27%

a Annualized.

b For the period May 1, 2000 (commencement of operations) to December 31, 2000.
  The fund's inception was April 3, 2000, when it was initially capitalized. However, the fund's shares did not become effectively registered under the Securities Act of 1933 until May 1, 2000. Information is not presented for the period from April 3, 2000 through May 1, 2000, as the fund's shares were not registered during that period.

c HL Advisors has voluntarily undertaken to limit annual expenses for the fund
  (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.25% of the average net assets. For the period presented, had a waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.50% and 0.55%, respectively.

HARTFORD HLS FUNDS                                                            61

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

HARTFORD BLUE CHIP STOCK HLS FUND (FORMERLY FORTIS BLUE CHIP STOCK SERIES)

The financial highlights table is intended to help you understand the financial performance of the fund's Class IA shares for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor in Class IA shares would have made or lost money on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request. These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance.

                                                                          CLASS IA - PERIOD ENDED:
                                                      12/31/01      12/31/00      12/31/99      12/31/98      12/31/97
                                                     ----------    ----------    ----------    ----------    ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $19.63        $21.93        $18.58        $14.76       $11.67
Net investment income (loss)                                --         (0.02)         0.02          0.05         0.07
Net realized and unrealized gain (loss) on
  investments                                            (2.83)        (0.41)         3.65          4.09         3.08
                                                      --------      --------      --------      --------      -------
Total from investment operations                         (2.83)        (0.43)         3.67          4.14         3.15
Less distributions:
  Dividends from net investment income                      --            --         (0.02)        (0.06)       (0.06)
  Distributions from net realized gain on
    investments                                             --         (1.87)        (0.30)        (0.26)          --
  Distributions from capital                                --            --            --            --           --
                                                      --------      --------      --------      --------      -------
Total distributions                                         --         (1.87)        (0.32)        (0.32)       (0.06)
                                                      --------      --------      --------      --------      -------
Net increase (decrease) in net asset value               (2.83)        (2.30)         3.35          3.82         3.09
Net asset value, end of period                          $16.80        $19.63        $21.93        $18.58       $14.76
                                                      ========      ========      ========      ========      =======
TOTAL RETURN                                           (14.41%)       (2.47%)       19.88%        28.07%       27.00%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)              $239,597      $293,654      $284,229      $182,921      $78,729
Ratio of expenses to average net assets                  0.92%         0.92%         0.92%         0.94%        1.02%
Ratio of net investment income (loss) to average
  net assets                                            (0.01%)       (0.09%)        0.10%         0.41%        0.75%
Portfolio turnover rate                                    47%           52%           40%           34%          24%

 62                                                           HARTFORD HLS FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

HARTFORD BLUE CHIP STOCK II HLS FUND (FORMERLY FORTIS BLUE CHIP STOCK SERIES II)

The financial highlights table is intended to help you understand the financial performance of the fund's Class IA shares since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor in Class IA shares would have made or lost money on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request. These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance.

                                                                CLASS IA - PERIOD ENDED:
                                                                 12/31/01     12/31/00(B)
                                                                ----------    -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                               $9.12         $10.36
Net investment income (loss)                                          --          (0.01)
Net realized and unrealized gain (loss) on investments             (2.05)         (1.23)
                                                                 -------        -------
Total from investment operations                                   (2.05)         (1.24)
Less distributions:
  Dividends from net investment income                                --             --
  Distributions from net realized gain on investments                 --             --
  Distributions from capital                                          --             --
                                                                 -------        -------
Total distributions                                                   --             --
                                                                 -------        -------
Net increase (decrease) in net asset value                         (2.05)         (1.24)
Net asset value, end of period                                     $7.07          $9.12
                                                                 =======        =======
TOTAL RETURN                                                     (22.49%)       (11.95%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $21,286        $15,186
Ratio of expenses to average net assets                            1.10%          1.38%(a,c)
Ratio of net investment income (loss) to average net assets        0.03%          0.16%(a,c)
Portfolio turnover rate                                              19%            18%

a Annualized.

b For the period May 1, 2000 (commencement of operations) to December 31, 2000.
  The fund's inception was April 3, 2000, when it was initially capitalized. However, the fund's shares did not become effectively registered under the Securities Act of 1933 until May 1, 2000. Information is not presented for the period from April 3, 2000 through May 1, 2000, as the fund's shares were not registered during that period.

c HL Advisors has voluntarily undertaken to limit annual expenses for the fund
  (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.30% of the average net assets until the fund reaches $10,000,000 in average net assets. For the period presented, had a waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.50% and (0.28%), respectively.

HARTFORD HLS FUNDS                                                            63

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

HARTFORD CAPITAL OPPORTUNITIES HLS FUND (FORMERLY FORTIS CAPITAL OPPORTUNITIES SERIES)

The financial highlights table is intended to help you understand the financial performance of the fund's Class IA shares since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor in Class IA shares would have made or lost money on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request. These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance.

                                                                CLASS IA - PERIOD ENDED:
                                                                 12/31/01     12/31/00(B)
                                                                ----------    -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                               $9.37         $10.61
Net investment income (loss)                                       (0.01)         (0.01)
Net realized and unrealized gain (loss) on investments             (2.21)         (1.23)
                                                                 -------        -------
Total from investment operations                                   (2.22)         (1.24)
Less distributions:
  Dividends from net investment income                                --             --
  Distributions from net realized gain on investments                 --             --
  Distributions from capital                                          --             --
                                                                 -------        -------
Total distributions                                                   --             --
                                                                 -------        -------
Net increase (decrease) in net asset value                         (2.22)         (1.24)
Net asset value, end of period                                     $7.15          $9.37
                                                                 =======        =======
TOTAL RETURN                                                     (23.63%)       (11.68%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $23,514        $16,162
Ratio of expenses to average net assets                            1.16%          1.31%(a,c)
Ratio of net investment income (loss) to average net assets        0.19%          0.12%(a,c)
Portfolio turnover rate                                             102%            63%

a Annualized.

b For the period May 1, 2000 (commencement of operations) to December 31, 2000.
  The fund's inception was April 3, 2000, when it was initially capitalized. However, the fund's shares did not become effectively registered under the Securities Act of 1933 until May 1, 2000. Information is not presented for the period from April 3, 2000 through May 1, 2000, as the fund's shares were not registered during that period.

c HL Advisors has voluntarily undertaken to limit annual expenses for the fund
  (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.25% of the average net assets until the fund reaches $10,000,000 in average net assets. For the period presented, had a waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.38% and (0.19%), respectively.

 64                                                           HARTFORD HLS FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

HARTFORD GLOBAL EQUITY HLS FUND (FORMERLY FORTIS GLOBAL EQUITY SERIES)

The financial highlights table is intended to help you understand the financial performance of the fund's Class IA shares since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor in Class IA shares would have made or lost money on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request. These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance.

                                                                CLASS IA - PERIOD ENDED:
                                                                 12/31/01     12/31/00(B)
                                                                ----------    -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                               $9.58        $10.28
Net investment income (loss)                                        0.01          0.01
Net realized and unrealized gain (loss) on investments             (0.94)        (0.68)
                                                                 -------        ------
Total from investment operations                                   (0.93)        (0.67)
Less distributions:
  Dividends from net investment income                             (0.01)        (0.03)
  Distributions from net realized gain on investments              (0.04)           --
  Distributions from capital                                          --            --
                                                                 -------        ------
Total distributions                                                (0.05)        (0.03)
                                                                 -------        ------
Net increase (decrease) in net asset value                         (0.98)        (0.70)
Net asset value, end of period                                     $8.60         $9.58
                                                                 =======        ======
TOTAL RETURN                                                      (9.60%)       (6.55%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $12,461        $9,833
Ratio of expenses to average net assets                            1.39%         1.43%(a,c)
Ratio of net investment income (loss) to average net assets        0.13%         0.33%(a,c)
Portfolio turnover rate                                              63%           53%

a Annualized.

b For the period May 1, 2000 (commencement of operations) to December 31, 2000.
  The fund's inception was April 3, 2000, when it was initially capitalized. However, the fund's shares did not become effectively registered under the Securities Act of 1933 until May 1, 2000. Information is not presented for the period from April 3, 2000 through May 1, 2000, as the fund's shares were not registered during that period.

c HL Advisors has voluntarily undertaken to limit annual expenses for the fund
  (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.35% of the average net assets until the fund reaches $10,000,000 in average net assets. For the period presented, had a waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.86% and (0.10%), respectively.

HARTFORD HLS FUNDS                                                            65

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

HARTFORD GROWTH OPPORTUNITIES HLS FUND (FORMERLY FORTIS GROWTH STOCK SERIES)

The financial highlights table is intended to help you understand the financial performance of the fund's Class IA shares for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor in Class IA shares would have made or lost money on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request. These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance.

                                                                         CLASS IA - PERIOD ENDED:
                                                    12/31/01      12/31/00       12/31/99       12/31/98      12/31/97
                                                   ----------    ----------    ------------    ----------    ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                  $40.66        $45.14          $41.09        $36.64        $32.59
Net investment income (loss)                              --         (0.03)          (0.05)         0.09          0.12
Net realized and unrealized gain (loss) on
  investments                                          (9.21)         2.99           17.42          6.40          3.93
                                                    --------     ----------     ----------      --------      --------
Total from investment operations                       (9.21)         2.96           17.37          6.49          4.05
Less distributions:
  Dividends from net investment income                    --            --           (0.09)        (0.13)           --
  Distributions from net realized gain on
    investments                                        (8.79)        (7.44)         (13.23)        (1.91)           --
  Distributions from capital                              --            --              --            --            --
                                                    --------     ----------     ----------      --------      --------
Total distributions                                    (8.79)        (7.44)         (13.32)        (2.04)           --
                                                    --------     ----------     ----------      --------      --------
Net increase (decrease) in net asset value            (18.00)        (4.48)           4.05          4.45          4.05
Net asset value, end of period                        $22.66        $40.66          $45.14        $41.09        $36.64
                                                    ========     ==========     ==========      ========      ========
TOTAL RETURN                                         (22.85%)        3.99%          55.17%        19.01%        12.42%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $755,068     $1,063,005     $1,044,728      $762,354      $707,155
Ratio of expenses to average net assets                0.65%         0.64%           0.66%         0.65%         0.66%
Ratio of net investment income (loss) to
  average net assets                                  (0.01%)       (0.08%)         (0.18%)        0.21%         0.33%
Portfolio turnover rate                                 228%          120%            175%          106%           19%

 66                                                           HARTFORD HLS FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

HARTFORD INTERNATIONAL STOCK HLS FUND (FORMERLY FORTIS INTERNATIONAL STOCK
SERIES)

The financial highlights table is intended to help you understand the financial performance of the fund's Class IA shares for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor in Class IA shares would have made or lost money on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request. These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance.

                                                                           CLASS IA - PERIOD ENDED:
                                                       12/31/01      12/31/00      12/31/99      12/31/98      12/31/97
                                                      ----------    ----------    ----------    ----------    ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                   $  15.07      $  17.94      $  14.48         13.36      $  12.44
Net investment income (loss)                               0.11          0.06          0.18          0.15          0.13
                                                       --------      --------      --------      --------      --------
Net realized and unrealized gain (loss) on
  investments                                             (3.62)        (1.78)         3.30          2.03          1.35
Total from investment operations                          (3.51)        (1.72)         3.48          2.18          1.48
Less distributions:
  Dividends from net investment income                       --         (0.47)        (0.01)        (0.26)        (0.15)
  Distributions from net realized gain on
    investments                                           (1.13)        (0.68)        (0.01)        (0.80)        (0.41)
  Distributions from capital                                 --            --            --            --            --
                                                       --------      --------      --------      --------      --------
Total distributions                                       (1.13)        (1.15)        (0.02)        (1.06)        (0.56)
                                                       --------      --------      --------      --------      --------
Net increase (decrease) in net asset value                (4.64)        (2.87)         3.46          1.12          0.92
Net asset value, end of period                         $  10.43      $  15.07      $  17.94      $  14.48      $  13.36
                                                       ========      ========      ========      ========      ========
TOTAL RETURN                                            (24.17%)       (9.79%)       23.99%        16.47%        11.99%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)               $105,313      $149,229      $143,969      $103,056      $ 79,142
Ratio of expenses to average net assets                   0.94%         0.93%         0.94%         0.94%         1.08%
Ratio of net investment income (loss) to average
  net assets                                              0.89%         0.85%         1.26%         1.20%         1.10%
Portfolio turnover rate                                     58%           44%           29%           44%           30%

 67                                                           HARTFORD HLS FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

HARTFORD INTERNATIONAL STOCK II HLS FUND (FORMERLY FORTIS INTERNATIONAL STOCK SERIES II)

The financial highlights table is intended to help you understand the financial performance of the fund's Class IA shares for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor in Class IA shares would have made or lost money on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request. These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance.

                                                                         CLASS IA - PERIOD ENDED:
                                                     12/31/01     12/31/00(A)     12/31/99      12/31/98      12/31/97
                                                    ----------    -----------    ----------    ----------    ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                 $ 11.15        $ 13.17       $ 14.32       $ 13.29       $ 12.34
Net investment income (loss)                            0.04          (0.14)         0.22          0.28          0.28
Net realized and unrealized gain (loss) on
  investments                                          (2.44)         (0.89)        (0.34)         1.81          1.39
                                                     -------        -------       -------       -------       -------
Total from investment operations                       (2.40)         (1.03)        (0.12)         2.09          1.67
Less distributions:
  Dividends from net investment income                    --          (0.02)        (0.24)        (0.31)        (0.26)
  Distributions from net realized gain on
    investments                                           --          (0.97)        (0.79)        (0.75)        (0.46)
  Distributions from capital                              --             --            --            --            --
                                                     -------        -------       -------       -------       -------
Total distributions                                       --          (0.99)        (1.03)        (1.06)        (0.72)
                                                     -------        -------       -------       -------       -------
Net increase (decrease) in net asset value             (2.40)         (2.02)        (1.15)         1.03          0.95
Net asset value, end of period                       $  8.75        $ 11.15       $ 13.17       $ 14.32       $ 13.29
                                                     =======        =======       =======       =======       =======
TOTAL RETURN                                         (21.47%)        (8.17%)       (0.87%)       15.96%        13.51%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)             $33,520        $46,235       $66,067       $69,086       $52,482
Ratio of expenses to average net assets                1.04%          1.06%         1.02%         1.01%         1.16%
Ratio of net investment income (loss) to average
  net assets                                           0.43%          1.72%         2.26%         2.13%         2.42%
Portfolio turnover rate                                  25%           130%           59%           69%           51%

a Effective September 1, 2000, Fortis Global Asset Allocation Series changed its name, investment objective and sub-adviser. The fund's name was changed to Fortis International Stock Series II (now Hartford International Stock II HLS
  Fund). The fund's investment objective was to maximize total return, to be derived primarily from capital appreciation, dividends and interest, by following a flexible asset allocation strategy investing in global securities. The investment objective was changed to long term growth of capital through investments primarily in common stocks of well-established, non-U.S. companies and diversified broadly among developed and emerging countries. The fund's sub-adviser changed from Morgan Stanley Asset Management, Ltd. to T. Rowe Price International, Inc.

HARTFORD HLS FUNDS                                                            68

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

HARTFORD INVESTORS GROWTH HLS FUND (FORMERLY FORTIS INVESTORS GROWTH SERIES)

The financial highlights table is intended to help you understand the financial performance of the fund's Class IA shares since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor in Class IA shares would have made or lost money on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request. These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance.

                                                                CLASS IA - PERIOD ENDED:
                                                                 12/31/01     12/31/00(B)
                                                                ----------    -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                             $  9.35        $ 10.42
Net investment income (loss)                                       (0.03)         (0.02)
Net realized and unrealized gain (loss) on investments             (2.29)         (1.04)
                                                                 -------        -------
Total from investment operations                                   (2.32)         (1.06)
Less distributions:
  Dividends from net investment income                                --             --
  Distributions from net realized gain on investments                 --          (0.01)
  Distributions from capital                                          --             --
                                                                 -------        -------
Total distributions                                                   --          (0.01)
                                                                 -------        -------
Net increase (decrease) in net asset value                         (2.32)         (1.07)
Net asset value, end of period                                   $  7.03        $  9.35
                                                                 =======        =======
TOTAL RETURN                                                     (24.78%)       (10.16%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $18,615        $14,052
Ratio of expenses to average net assets                            1.51%          1.39%(a,c)
Ratio of net investment income (loss) to average net assets       (0.56%)        (0.28%)(a,c)
Portfolio turnover rate                                             274%           164%

a Annualized.

b For the period May 1, 2000 (commencement of operations) to December 31, 2000.
  The fund's inception was April 3, 2000, when it was initially capitalized. However, the fund's shares did not become effectively registered under the Securities Act of 1933 until May 1, 2000. Information is not presented for the period from April 3, 2000 through May 1, 2000, as the fund's shares were not registered during that period.

c HL Advisors has voluntarily undertaken to limit annual expenses for the fund
  (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.25% of the average net assets until the fund reaches $10,000,000 in average net assets. For the period presented, had a waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.53% and (0.42%), respectively.

 69                                                           HARTFORD HLS FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

HARTFORD LARGE CAP GROWTH HLS FUND (FORMERLY FORTIS LARGE CAP GROWTH SERIES)

The financial highlights table is intended to help you understand the financial performance of the fund's Class IA shares since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor in Class IA shares would have made or lost money on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request. These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance.

                                                                              CLASS IA - PERIOD ENDED:
                                                                 12/31/01      12/31/00      12/31/99     12/31/98(B)
                                                                ----------    ----------    ----------    -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                               $11.86        $15.05        $12.04        $10.16
Net investment income (loss)                                        (0.01)        (0.03)        (0.01)           --
Net realized and unrealized gain (loss) on investments              (1.76)        (2.59)         3.28          1.88
                                                                 --------      --------      --------      --------
Total from investment operations                                    (1.77)        (2.62)         3.27          1.88
Less distributions:
  Dividends from net investment income                                 --            --            --            --
  Distributions from net realized gain on investments                  --         (0.57)        (0.26)           --
  Distributions from capital                                           --            --            --            --
                                                                 --------      --------      --------      --------
Total distributions                                                    --         (0.57)        (0.26)           --
                                                                 --------      --------      --------      --------
Net increase (decrease) in net asset value                          (1.77)        (3.19)         3.01          1.88
Net asset value, end of period                                     $10.09        $11.86        $15.05        $12.04
                                                                 ========      ========      ========      ========
TOTAL RETURN                                                      (14.89%)      (17.95%)       27.22%        18.61%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                          $86,475       $98,814       $87,061       $19,121
Ratio of expenses to average net assets                             0.95%         0.96%         0.97%         1.25%(a,c)
Ratio of net investment income (loss) to average net assets        (0.11%)       (0.27%)       (0.09%)        0.03%(a,c)
Portfolio turnover rate                                               77%           68%           50%           36%

a Annualized.

b For the period May 1, 1998 (commencement of operations) to December 31, 1998.
  The fund's inception was March 25, 1998, when it was initially capitalized. However, the fund's shares did not become effectively registered under the Securities Act of 1933 until May 1, 1998. Information is not presented for the period from March 25, 1998 through May 1, 1998, as the fund's shares were not registered during that period.

c HL Advisors has voluntarily undertaken to limit annual expenses for the fund
  (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.25% of the average net assets until the fund reaches $10,000,000 in average net assets. For the period presented, had a waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.27% and 0.01%, respectively.

HARTFORD HLS FUNDS                                                            70

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

HARTFORD MID CAP STOCK HLS FUND (FORMERLY FORTIS MID CAP STOCK SERIES)

The financial highlights table is intended to help you understand the financial performance of the fund's Class IA shares since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor in Class IA shares would have made or lost money on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request. These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance.

                                                                              CLASS IA - PERIOD ENDED:
                                                                 12/31/01      12/31/00      12/31/99     12/31/98(B)
                                                                ----------    ----------    ----------    -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                              $10.31        $10.68         $9.64          $9.94
Net investment income (loss)                                        0.01          0.02          0.01           0.02
Net realized and unrealized gain (loss) on investments             (0.44)         0.93          1.04          (0.30)
                                                                 -------       -------       -------         ------
Total from investment operations                                   (0.43)         0.95          1.05          (0.28)
Less distributions:
  Dividends from net investment income                             (0.01)        (0.02)        (0.01)         (0.02)
  Distributions from net realized gain on investments              (0.02)        (1.30)           --             --
  Distributions from capital                                          --            --            --             --
                                                                 -------       -------       -------         ------
Total distributions                                                (0.03)        (1.32)        (0.01)         (0.02)
                                                                 -------       -------       -------         ------
Net increase (decrease) in net asset value                         (0.46)        (0.37)         1.04          (0.30)
Net asset value, end of period                                     $9.85        $10.31        $10.68          $9.64
                                                                 =======       =======       =======         ======
TOTAL RETURN                                                      (4.17%)        8.71%        10.97%         (2.89%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $46,758       $37,767       $24,800        $12,995
Ratio of expenses to average net assets                            1.02%         1.05%         1.18%          1.25%(a,c)
Ratio of net investment income (loss) to average net assets        0.07%         0.18%         0.15%          0.19%(a,c)
Portfolio turnover rate                                              79%          123%           73%            66%

a Annualized.

b For the period May 1, 1998 (commencement of operations) to December 31, 1998.
  The fund's inception was March 25, 1998, when it was initially capitalized. However, the fund's shares did not become effectively registered under the Securities Act of 1933 until May 1, 1998. Information is not presented for the period from March 25, 1998 through May 1, 1998, as the fund's shares were not registered during that period.

c HL Advisors has voluntarily undertaken to limit annual expenses for the fund
  (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.25% of the average net assets until the fund reaches $10,000,000 in average net assets. For the period presented, had a waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.40% and 0.04%, respectively.

 71                                                           HARTFORD HLS FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

HARTFORD SMALLCAP GROWTH HLS FUND (FORMERLY FORTIS AGGRESSIVE GROWTH SERIES)

The financial highlights table is intended to help you understand the financial performance of the fund's Class IA shares for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor in Class IA shares would have made or lost money on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request. These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance.

                                                                          CLASS IA - PERIOD ENDED:
                                                      12/31/01      12/31/00      12/31/99      12/31/98      12/31/97
                                                     ----------    ----------    ----------    ----------    ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $23.73        $33.79        $16.70        $13.81        $13.62
Net investment income (loss)                                --            --         (0.04)         0.01          0.03
Net realized and unrealized gain (loss) on
  investments                                            (4.91)        (3.06)        17.86          2.91          0.16
                                                      --------      --------      --------      --------      --------
Total from investment operations                         (4.91)        (3.06)        17.82          2.92          0.19
Less distributions:
  Dividends from net investment income                      --            --         (0.01)        (0.03)           --
  Distributions from net realized gain on
    investments                                          (2.38)        (7.00)        (0.72)           --            --
  Distributions from capital                                --            --            --            --            --
                                                      --------      --------      --------      --------      --------
Total distributions                                      (2.38)        (7.00)        (0.73)        (0.03)           --
                                                      --------      --------      --------      --------      --------
Net increase (decrease) in net asset value               (7.29)       (10.06)        17.09          2.89          0.19
Net asset value, end of period                          $16.44        $23.73        $33.79        $16.70        $13.81
                                                      ========      ========      ========      ========      ========
TOTAL RETURN                                           (20.18%)      (15.08%)      109.25%        21.17%         1.43%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)              $272,272      $352,615      $333,158      $149,860      $122,455
Ratio of expenses to average net assets                  0.68%         0.66%         0.72%         0.72%         0.76%
Ratio of net investment income (loss) to average
  net assets                                            (0.02%)        0.01%        (0.22%)        0.06%         0.24%
Portfolio turnover rate                                   164%          160%          264%          135%           25%

HARTFORD HLS FUNDS                                                            72

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

HARTFORD SMALL CAP VALUE HLS FUND (FORMERLY FORTIS SMALL CAP VALUE SERIES)

The financial highlights table is intended to help you understand the financial performance of the fund's Class IA shares since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor in Class IA shares would have made or lost money on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request. These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance.

                                                                              CLASS IA - PERIOD ENDED:
                                                                 12/31/01      12/31/00      12/31/99     12/31/98(B)
                                                                ----------    ----------    ----------    -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                               $11.74        $10.20         $9.28         $9.96
Net investment income (loss)                                         0.13          0.17          0.12          0.07
Net realized and unrealized gain (loss) on investments               2.33          2.54          1.27         (0.62)
                                                                 --------      --------      --------      --------
Total from investment operations                                     2.46          2.71          1.39         (0.55)
Less distributions:
  Dividends from net investment income                                 --         (0.17)        (0.11)        (0.07)
  Distributions from net realized gain on investments                  --         (1.00)        (0.36)        (0.06)
  Distributions from capital                                           --            --            --            --
                                                                 --------      --------      --------      --------
Total distributions                                                    --         (1.17)        (0.47)        (0.13)
                                                                 --------      --------      --------      --------
Net increase (decrease) in net asset value                           2.46          1.54          0.92         (0.68)
Net asset value, end of period                                     $14.20        $11.74        $10.20         $9.28
                                                                 ========      ========      ========      ========
TOTAL RETURN                                                       21.01%        27.00%        15.34%        (5.48%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $108,672       $58,027       $39,171       $16,503
Ratio of expenses to average net assets                             0.96%         1.03%         1.04%         1.24%(a)
Ratio of net investment income (loss) to average net assets         1.19%         1.71%         1.57%         1.56%(a)
Portfolio turnover rate                                               49%           90%           68%           57%

a Annualized.

b For the period May 1, 1998 (commencement of operations) to December 31, 1998.
  The fund's inception was March 25, 1998, when it was initially capitalized. However, the fund's shares did not become effectively registered under the Securities Act of 1933 until May 1, 1998. Information is not presented for the period from March 25, 1998 through May 1, 1998, as the fund's shares were not registered during that period.

 73                                                           HARTFORD HLS FUNDS

                                                                       FINANCIAL
HIGHLIGHTS
--------------------------------------------------------------------------------

HARTFORD VALUE OPPORTUNITIES HLS FUND (FORMERLY FORTIS VALUE SERIES)

The financial highlights table is intended to help you understand the financial performance of the fund's Class IA shares for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor in Class IA shares would have made or lost money on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request. These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance.

                                                                           CLASS IA - PERIOD ENDED:
                                                        12/31/01      12/31/00      12/31/99      12/31/98     12/31/97
                                                       ----------    ----------    ----------    ----------    --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                      $17.38        $15.65       $14.38        $13.42       $11.38
Net investment income (loss)                                0.08          0.14         0.13          0.16         0.12
Net realized and unrealized gain (loss) on
  investments                                              (0.48)         2.68         1.15          1.13         2.75
                                                        --------      --------      -------       -------      -------
Total from investment operations                           (0.40)         2.82         1.28          1.29         2.87
Less distributions:
  Dividends from net investment income                     (0.11)        (0.13)          --         (0.16)       (0.13)
  Distributions from net realized gain on
    investments                                            (2.04)        (0.96)        (.01)        (0.17)       (0.70)
  Distributions from capital                                  --            --           --            --           --
                                                        --------      --------      -------       -------      -------
Total distributions                                        (2.15)        (1.09)        (.01)        (0.33)       (0.83)
                                                        --------      --------      -------       -------      -------
Net increase (decrease) in net asset value                 (2.55)         1.73         1.27          0.96         2.04
Net asset value, end of period                            $14.83        $17.38       $15.65        $14.38       $13.42
                                                        ========      ========      =======       =======      =======
TOTAL RETURN                                              (2.55%)       18.49%        8.96%         9.64%       25.24%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $130,567      $111,590      $94,583       $87,604      $55,058
Ratio of expenses to average net assets                    0.73%         0.76%        0.78%         0.76%        0.83%
Ratio of net investment income (loss) to average
  net assets                                               0.68%         0.87%        0.85%         1.26%        1.41%
Portfolio turnover rate                                     147%          171%         211%          332%         121%

HARTFORD HLS FUNDS                                                            74

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

HARTFORD MULTISECTOR BOND HLS FUND (FORMERLY FORTIS MULTISECTOR BOND SERIES)

The financial highlights table is intended to help you understand the financial performance of the fund's Class IA shares for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor in Class IA shares would have made or lost money on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request. These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance.

                                                                         CLASS IA - PERIOD ENDED:
                                                     12/31/01     12/31/00(A)     12/31/99      12/31/98      12/31/97
                                                    ----------    -----------    ----------    ----------    ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                  $10.50         $10.26        $11.56        $10.65        $11.11
Net investment income (loss)                            0.66           0.65          0.57          0.30          0.46
Net realized and unrealized gain (loss) on
  investments                                          (0.07)         (0.21)        (1.44)         1.13         (0.45)
                                                     -------        -------       -------       -------       -------
Total from investment operations                        0.59           0.44         (0.87)         1.43          0.01
Less distributions:
  Dividends from net investment income                    --          (0.20)        (0.35)        (0.19)        (0.37)
  Distributions from net realized gain on
    investments                                           --             --         (0.08)        (0.33)        (0.10)
  Distributions from capital                              --             --            --            --            --
                                                     -------        -------       -------       -------       -------
Total distributions                                       --          (0.20)        (0.43)        (0.52)        (0.47)
                                                     -------        -------       -------       -------       -------
Net increase (decrease) in net asset value              0.59           0.24         (1.30)         0.91         (0.46)
Net asset value, end of period                        $11.09         $10.50        $10.26        $11.56        $10.65
                                                     =======        =======       =======       =======       =======
TOTAL RETURN                                           5.58%          4.27%        (7.53%)       13.49%         0.14%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)             $30,648        $23,300       $24,926       $24,659       $20,692
Ratio of expenses to average net assets                0.86%          0.94%         0.90%         0.88%         1.10%
Ratio of net investment income (loss) to average
  net assets                                           6.54%          6.22%         3.83%         4.19%         4.41%
Portfolio turnover rate                                  73%           284%          194%          190%          168%

a On March 15, 2000, the fund, formerly known as Fortis Global Bond Series, changed its investment objective in conjunction with a change in sub-adviser. As Fortis Global Bond Series, the fund invested principally in high quality U.S. and foreign government and corporate fixed income securities. The new investment objective of the fund is to invest in U.S. and foreign government obligations and fixed rate corporate debt, including investment and non-investment grade bonds. The fund's sub-adviser changed from Mercury Asset Management International, Ltd. to AIM Capital Management, Inc. on March 15, 2000.

HARTFORD HLS FUNDS                                                           75

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND (FORMERLY FORTIS U.S. GOVERNMENT SECURITIES SERIES)

The financial highlights table is intended to help you understand the financial performance of the fund's Class IA shares for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor in Class IA shares would have made or lost money on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request. These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance.

                                                                          CLASS IA - PERIOD ENDED:
                                                      12/31/01      12/31/00      12/31/99      12/31/98      12/31/97
                                                     ----------    ----------    ----------    ----------    ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.59        $10.13        $10.93        $10.68        $10.57
Net investment income (loss)                              0.50          0.70          0.63          0.60          0.80
Net realized and unrealized gain (loss) on
  investments                                             0.28          0.46         (0.84)         0.34          0.12
                                                      --------      --------      --------      --------      --------
Total from investment operations                          0.78          1.16         (0.21)         0.94          0.92
Less distributions:
  Dividends from net investment income                   (0.58)        (0.70)        (0.59)        (0.69)        (0.81)
  Distributions from net realized gain on
    investments                                             --            --            --            --            --
  Distributions from capital                                --            --            --            --            --
                                                      --------      --------      --------      --------      --------
Total distributions                                      (0.58)        (0.70)        (0.59)        (0.69)        (0.81)
                                                      --------      --------      --------      --------      --------
Net increase (decrease) in net asset value                0.20          0.46         (0.80)         0.25          0.11
Net asset value, end of period                          $10.79        $10.59        $10.13        $10.93        $10.68
                                                      ========      ========      ========      ========      ========
TOTAL RETURN                                             7.50%        11.81%        (1.94%)        8.87%         9.08%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)              $174,333      $141,415      $138,658      $152,672      $142,070
Ratio of expenses to average net assets                  0.51%         0.52%         0.52%         0.51%         0.54%
Ratio of net investment income (loss) to average
  net assets                                             5.55%         6.28%         5.64%         5.53%         6.03%
Portfolio turnover rate                                   155%          128%           97%          114%          148%

 76                                                           HARTFORD HLS FUNDS

PRIVACY POLICY AND PRACTICES
--------------------------------------------------------------------------------

THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND ITS AFFILIATES (THE HARTFORD) Applicable to The Hartford's United States Operations

WE AT THE HARTFORD value your trust and are committed to the responsible management, use, and protection of personal information. When we refer to "you" we mean those individuals who have provided us with personal information in conjunction with inquiring about, applying for, or obtaining, a financial product or service from The'Hartford to be used primarily for personal, family or household purposes. All financial service companies collect a certain amount of personal information to service customers and administer business. This notice describes our policy regarding the collection, disclosure, and protection of personal information.

PERSONAL INFORMATION, as used in this notice, means information that identifies an individual personally and is not otherwise available to the public. It includes PERSONAL FINANCIAL INFORMATION such as credit history, income, financial benefits, policy or claim information. It also includes PERSONAL HEALTH INFORMATION such as individual medical records or information about an illness, disability or injury.

We collect personal information to service your transactions with us and to support our business operations. We may obtain personal information directly from you, from your transactions with us, and from third parties such as a consumer reporting agency. Depending on the type of product or service you apply for or obtain from us, personal information such as name, address, income, payment history or credit history may be gathered from sources such as applications, transactions and consumer reports.

To serve you and administer our business, we may share certain personal financial information, only as permitted by law, with affiliates, such as our insurance companies, our banks, our employee agents, our brokerage firms, and our administrators.

We may also share personal information, only as permitted by law, with unaffiliated third parties, including independent agents, brokerage firms, insurance companies, administrators and service providers who help us serve you and administer our business. In addition, as permitted by law, we may share certain personal financial information with other unaffiliated third parties who assist us by performing services or functions, such as conducting surveys, marketing our products or services, or offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your personal information with anyone for purposes unrelated to The Hartford's business operations without offering you the opportunity to "opt-out" or "opt-in" as required by law.

We only disclose personal health information with your proper written authorization or as otherwise permitted or required by law.

Our employees have access to personal information in the course of doing their jobs, which includes underwriting policies, paying claims, developing new products or advising customers of our products and services.

We use manual and electronic security procedures to maintain the confidentiality and integrity of personal information in our possession and guard against its unauthorized access. Some techniques we employ to protect information include secured files, user authentication, encryption, firewall technology and the use of detection software.

We are responsible for identifying information that must be protected, providing an adequate level of protection for that data and granting access to protected data only to individuals who must use it in the performance of their job-related duties. Employees who violate our Privacy Policy will be subject to disciplinary action, which may include termination.

At the inception of our business relationship and annually after that, we will provide a copy of our current Privacy Policy to those individuals who have obtained our products or services and maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding personal information even when a business relationship no longer exists between us.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford:

First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; The Hartford Bank, FSB; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Lloyd's Insurance Company; Hartford Securities Distribution Company, Inc.; Hartford Specialty Company; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; International Corporate Marketing Group, Inc.; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Trumbull Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property & Casualty Ins. Co. of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.

 104                                                          HARTFORD HLS FUNDS

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Two documents are available that offer further information on the Hartford HLS
Funds:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS
Additional information about each fund is contained in the financial statements and portfolio holdings of the fund's annual and semiannual report. In the annual report for certain funds you will find a discussion of the market conditions and investment strategies that significantly affected those funds' performance during the last fiscal year. You will also find the auditor's report in the annual report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information on all aspects of the funds.

A current SAI and financial statements from the annual report for the fiscal year ended December 31, 2001 have been filed with the Securities and Exchange Commission and are incorporated by reference into (are legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report for a fund and/or the SAI or for other information about the funds, please contact the funds at:

BY MAIL:
Hartford HLS Funds
c/o Individual Annuity Services
P.O. Box 5085
Hartford, CT 06102-5085

BY PHONE:
1-800-862-6668

ON THE INTERNET:

http://invest.hartfordlife.com

Or you may view or obtain these documents from the SEC:

IN PERSON:
at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

BY MAIL:
Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

ON THE INTERNET OR BY E-MAIL:
INTERNET:
www.sec.gov

E-MAIL:
publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.


SEC FILE NUMBERS:

American Leaders HLS Fund                811-04615
Blue Chip Stock HLS Fund                 811-04615
Blue Chip Stock II HLS Fund              811-04615
Capital Opportunities HLS Fund           811-04615
Global Equity HLS Fund                   811-04615
Growth Opportunities HLS Fund            811-04615
International Stock HLS Fund             811-04615
International Stock II HLS Fund          811-04615
Investors Growth HLS Fund                811-04615
Large Cap Growth HLS Fund                811-04615
Mid Cap Stock HLS Fund                   811-04615
SmallCap Growth HLS Fund                 811-04615
Small Cap Value HLS Fund                 811-04615
Value Opportunities HLS Fund             811-04615
Multisector Bond HLS Fund                811-04615
U.S. Government Securities HLS Fund      811-04615

AS WITH ALL MUTUAL FUNDS,                            HARTFORD HLS FUNDS
THE SECURITIES AND                                   FOR USE WITH THE HARTFORD
EXCHANGE COMMISSION HAS                              VARIABLE INSURANCE PRODUCTS
NOT APPROVED OR                                      AND CERTAIN QUALIFIED
DISAPPROVED THESE                                    RETIREMENT PLANS
SECURITIES OR PASSED UPON
THE ADEQUACY OF THIS
PROSPECTUS. ANY
REPRESENTATION TO THE
CONTRARY IS A CRIMINAL
OFFENSE.

                                                     CLASS IB SHARES









                                   PROSPECTUS






                                                           EFFECTIVE MAY 1, 2002

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                          HARTFORD HLS FUNDS
                          CLASS IB SHARES

                          PROSPECTUS
                          MAY 1, 2002

                          ------------------------------------------------------
                                            STOCK FUNDS
                          ------------------------------------------------------
                          GROWTH OPPORTUNITIES HLS FUND
                          SMALLCAP GROWTH HLS FUND
                          VALUE OPPORTUNITIES HLS FUND

                          ------------------------------------------------------
                                            BOND FUNDS
                          ------------------------------------------------------
                          U.S. GOVERNMENT SECURITIES HLS FUND



                          HARTFORD HLS FUNDS
                          C/O INDIVIDUAL ANNUITY SERVICES
                          P.O. BOX 5085
                          HARTFORD, CT 06102-5085

INTRODUCTION
--------------------------------------------------------------------------------


The Hartford HLS Funds are a family of mutual funds (each a "fund" and together the "funds") which serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates ("Hartford Life") and certain qualified retirement plans. Certain Hartford HLS Funds may also serve as investment options for certain variable annuity and variable life insurance separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the accompanying variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans. Each fund described in this prospectus has its own investment strategy and risk/reward profile. Each fund offers two classes of shares: Class IB shares offered in this prospectus and Class IA shares offered pursuant to another prospectus. Class IB shares are subject to distribution fees under a distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the "1940 Act") and therefore have higher expenses than Class IA shares, which are not subject to 12b-1 distribution fees.



Each fund is an investment portfolio of Hartford HLS Series Fund II, Inc. Prior to the date of this prospectus, the funds were named as follows:


        PREVIOUS FUND NAME:                        CURRENT FUND NAME:
        Fortis Growth Stock Series                 Hartford Growth Opportunities HLS Fund
        Fortis Aggressive Growth Series            Hartford SmallCap Growth HLS Fund
        Fortis Value Series                        Hartford Value Opportunities HLS Fund
        Fortis U.S. Government Securities Series   Hartford U.S. Government Securities HLS Fund




Each fund is a diversified fund. Information on each fund, including risk factors, can be found on the pages following this summary. HARTFORD LIFE ALSO SPONSORS A FAMILY OF MUTUAL FUNDS KNOWN AS THE HARTFORD MUTUAL FUNDS, WHICH ARE OFFERED DIRECTLY TO THE PUBLIC (THE "RETAIL FUNDS"). THE RETAIL FUNDS ARE SEPARATE FUNDS AND SHOULD NOT BE CONFUSED WITH THE HARTFORD HLS FUNDS' INVESTMENT OPTIONS OFFERED IN THIS PROSPECTUS.




The investment manager to each fund is HL Investment Advisors, LLC ("HL Advisors"). The day-to-day portfolio management of the funds is provided by an investment sub-adviser -- either Wellington Management Company, LLP ("Wellington Management") or Hartford Investment Management Company ("HIMCO(R)"). Information regarding HL Advisors, Wellington Management and HIMCO is included under "Management of the Funds" in this prospectus. An affiliate of HL Advisors acts as the investment adviser to a number of retail funds that have names and investment objectives and strategies similar to those of certain funds offered in this prospectus. The funds are not duplicates of these retail funds and their performance will differ.



Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.





2                                                             Hartford HLS Funds

CONTENTS                                                                                         PAGE
--------------------------------------------------------------------------------------------------------
A summary of each fund's             Hartford SmallCap Growth HLS Fund                              4
goals, strategies, risks,            Hartford Growth Opportunities HLS Fund                         7
performance and fees.                Hartford Value Opportunities HLS Fund                         10
                                     Hartford U.S. Government Securities HLS Fund                  13

Further information on the           Investment strategies and investment matters                  16
funds.                               Management of the funds                                       18
                                     Purchase and redemption of fund shares                        19
                                     Distribution plan                                             20
                                     Determination of net asset value                              20
                                     Dividends and distributions                                   20
                                     Exchange privileges                                           21
                                     Federal income taxes                                          21
                                     Brokerage commissions                                         21
                                     Variable contract owner voting rights                         21
                                     Plan participant voting rights                                21
                                     Performance related information                               21
                                     Distributor, custodian and transfer agent                     22
                                     Financial highlights                                          23
                                     Privacy policy                                                27
                                     For more information                                     back cover









3                                                             Hartford HLS Funds

HARTFORD SMALLCAP GROWTH HLS FUND
--------------------------------------------------------------------------------



INVESTMENT GOAL. The Hartford SmallCap Growth HLS Fund seeks to maximize short- and long-term capital appreciation.



INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of small capitalization companies that Wellington Management believes have superior growth potential. Small capitalization companies are defined as companies with market capitalizations within the range of the Russell 2000 Index. As of December 31, 2001 this range was between approximately $4.1 million and $4.1 billion. The fund's portfolio is diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

Wellington Management then complements its fundamental research with an internally-developed analytical approach. This analytical approach consists of both valuation and timeliness measures. Valuation factors focus on future dividend growth and cash flow to determine the relative attractiveness of different stocks in different industries. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

The fund's portfolio is constructed stock by stock, an investment approach Wellington Management refers to as "bottom up." However, in constructing the fund's portfolio Wellington Management analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the portfolio remains well-diversified, and does not take large industry and style bets relative to the fund's market benchmark as an unintended consequence of bottom-up stock picking.


--------------------------------------------------------------------------------


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund may invest a significant portion of its assets in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies.

Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.



If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.


Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


Wellington Management's management strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.


The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).


4                                                             Hartford HLS Funds

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on May 2, 1994, it did not offer Class IB shares until May 1, 2002. Therefore, the performance shown below reflects the performance of Class IA shares of the fund which is restated to reflect the 12b-1 distribution fee of 0.25% that applies to the Class IB shares.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

--------------------------------------------------------------------------------

CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)

--------------------------------------------------------------------------------

[SmallCap Growth HLS Fund Bar Graph]


                    ---------- ---------
                    YEAR       RETURN
                    ---------- ---------
                    95         29.57%
                    ---------- ---------
                    96         7.38%
                    ---------- ---------
                    97         1.17%
                    ---------- ---------
                    98         20.87%
                    ---------- ---------
                    99         108.79%
                    ---------- ---------
                    00         -15.30%
                    ---------- ---------
                    01         -20.39%
                    ---------- ---------



During the periods shown in the bar chart, the highest quarterly return was 60.65% (4th quarter 1999) and the lowest quarterly return was -29.23% (3rd quarter 2001).



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/01
--------------------------------------------------------------------------------


                                                                SINCE
                                                              INCEPTION
                                        1 YEAR    5 YEARS   (MAY 2, 1994)
                                        -------   -------   -------------
Class IB (1)                            -20.39%     11.48%      11.76%
Russell 2000 Index (reflects no
deduction for fees or expenses)           2.63%      7.63%       8.97%  (2)
Russell 2000 Growth Index (reflects
no deduction for fees or expenses)       -9.23%      2.87%       7.23%  (2)



(1) Class IB shares commenced operations on May 1, 2002. Class IB share performance shown above reflects Class IA share performance adjusted to reflect the 12b-1 fee applicable to Class IB shares.

(2) Return is from 4/30/94.



INDICES: The Russell 2000 Index is a broad based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.



The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 growth companies with higher price-to-book ratios and higher forecasted growth values. The fund has changed its benchmark from the Russell 2000 Index to the Russell 2000 Growth Index because the fund's investment adviser believes the Russell 2000 Growth Index is better suited for the investment strategy of the fund.




5                                                             Hartford HLS Funds

                                               HARTFORD SMALLCAP GROWTH HLS FUND
--------------------------------------------------------------------------------


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                               CLASS IB
                                                               --------
SHAREHOLDER FEES
      (fees paid directly from your investment)
      Maximum sales charge (load) as a percentage of
      offering price                                            None
      Maximum deferred sales charge (load)                      None
      Exchange fees                                             None

ANNUAL OPERATING EXPENSES
      (expenses that are deducted from the fund's assets)
      Management fees                                           0.63%
      Distribution and service (12b-1) fees                     0.25%
      Other expenses                                            0.05%
      Total operating expenses                                  0.93%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                CLASS IB
                                                                --------
EXPENSES
  (with or without redemption)
  Year 1                                                         $   95
  Year 3                                                         $  296
  Year 5                                                         $  515
  Year 10                                                        $1,143


SUB-ADVISER

Wellington Management

PORTFOLIO MANAGERS

James A. Rullo
o    Senior Vice President of Wellington Management

o    Co-Manager of the fund since April 2001


o    Joined Wellington Management in 1994


o    Investment professional since 1987


David J. Elliott
o    Vice President of Wellington Management


o    Co-Manager of the fund since April 2001


o Joined Wellington Management in 1995 and has been an investment professional since 1999


6                                                             Hartford HLS Funds

HARTFORD GROWTH OPPORTUNITIES HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Growth Opportunities HLS Fund seeks short- and long-term capital appreciation.

INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential. The fund may invest up to 20% of its total assets in foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to identify high quality growth companies for purchase or sale by the fund. Wellington Management looks for a strong management team that has a clearly articulated business strategy, a history of earnings growth and the potential for that growth to be sustained, and attractive stock valuation based on multiple valuation tools.


For its most recent fiscal year, the fund's annual portfolio turnover exceeded 200%.



MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies.

Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.



If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.


Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.


The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).



7                                                             Hartford HLS Funds

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on March 24, 1987, it did not offer Class IB shares until May 1, 2002. Therefore, the performance shown below reflects the performance of Class IA shares of the fund which is restated to reflect the 12b-1 distribution fee of 0.25% that applies to the Class IB shares.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

--------------------------------------------------------------------------------
CLASS IB TOTAL RETURNS BY CALENDAR YEAR(1)
--------------------------------------------------------------------------------

[Growth Opportunities HLS Fund Bar Graph]


                    ---------- ---------
                    YEAR       RETURN
                    ---------- ---------
                    92         2.68%
                    ---------- ---------
                    93         8.52%
                    ---------- ---------
                    94         -3.06%
                    ---------- ---------
                    95         27.36%
                    ---------- ---------
                    96         16.13%
                    ---------- ---------
                    97         12.15%
                    ---------- ---------
                    98         18.72%
                    ---------- ---------
                    99         54.81%
                    ---------- ---------
                    00         3.72%
                    ---------- ---------
                    01         -23.06%
                    ---------- ---------



During the periods shown in the bar chart, the highest quarterly return was 44.22% (4th quarter 1999) and the lowest quarterly return was -23.41% (1st quarter 2001).




--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/01
--------------------------------------------------------------------------------



                                     1 YEAR    5 YEARS   10 YEARS
                                     -------   -------   --------
Class IB (1)                        -23.06%      10.47%     10.14%
S&P MidCap 400 Index (reflects no
deduction for fees or expenses)      -0.60%      16.09%     13.23%
Russell 3000 Growth Index (reflects
no deduction for fees or expenses)  -19.63%       7.72%     10.41%




(1) Class IB shares commenced operations on May 1, 2002. Class IB share performance shown above reflects Class IA share performance adjusted to reflect the 12b-1 fee applicable to Class IB shares.



INDICES: The S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the midcap U.S. equity market.

The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) The fund has changed its benchmark from the S&P MidCap 400 Index to the Russell 3000 Growth Index because the fund's investment adviser believes the Russell 3000 Growth Index is better suited for the investment strategy of the fund.



8                                                             Hartford HLS Funds

                                          HARTFORD GROWTH OPPORTUNITIES HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.


                                                               CLASS IB
                                                               --------
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) as a percentage of offering
  price                                                         None
  Maximum deferred sales charge (load)                          None
  Exchange fees                                                 None

ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                                0.61%
  Distribution and service (12b-1) fees                          0.25%
  Other expenses                                                 0.04%
  Total operating expenses                                       0.90%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                               CLASS IB
                                                               --------
EXPENSES
(with or without redemption)
  Year 1                                                         $   92
  Year 3                                                         $  287
  Year 5                                                         $  498
  Year 10                                                        $1,108


SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

Michael Carmen, CFA
o    Vice President of Wellington Management



o    Manager of the fund since April 2001


o    Joined Wellington Management in 1999

o Employed by Kobrick Funds from 1997-1999, State Street Research and Management from 1992-1996 and 1997, and Montgomery Asset Management 1996


9                                                             Hartford HLS Funds

HARTFORD VALUE OPPORTUNITIES HLS FUND
--------------------------------------------------------------------------------



INVESTMENT GOAL. The Hartford Value Opportunities HLS Fund seeks short- and long-term capital appreciation.


INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in equity securities of companies covering a broad range of industries and market capitalizations, focusing on securities that Wellington Management believes are undervalued and have the potential for appreciation. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its price-to-earnings ratio, issuer's earnings power and growth potential. Stocks are selected whose issuers have the most compelling blend of the following attributes:

o    high fundamental investment value,

o    strong management team, and

o    strong industry position.

--------------------------------------------------------------------------------


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies.

Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).


10                                                            Hartford HLS Funds

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on May 1, 1996, it did not offer Class IB shares until May 1, 2002. Therefore, the performance shown below reflects the performance of Class IA shares of the fund which is restated to reflect the 12b-1 distribution fee of 0.25% that applies to the Class IB shares.


These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.


Class IB Total Returns by Calendar Year(1)


[Value Opportunities HLS Fund Bar Graph]


                    ---------- ---------
                    YEAR       RETURN
                    ---------- ---------
                    97           24.93%
                    ---------- ---------
                    98            9.37%
                    ---------- ---------
                    99            8.69%
                    ---------- ---------
                    00           18.20%
                    ---------- ---------
                    01           -2.79%
                    ---------- ---------



During the periods shown in the bar chart, the highest quarterly return was 15.94% (4th quarter 1998) and the lowest quarterly return was -18.12% (3rd quarter 2001).


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/01
--------------------------------------------------------------------------------


                                                                SINCE
                                                              INCEPTION
                                        1 YEAR    5 YEARS   (MAY 1, 1996)
                                        ------    -------   -------------
Class IB (1)                             -2.79%     7.69%      11.98%
S&P Barra Value Index (reflects no
deduction for fees or expenses)         -11.69%     9.48%      10.75%  (2)
Russell 3000 Value Index (reflects no
deduction for fees or expenses)          -4.33%    11.02%      10.63%  (2)



(1) Class IB shares commenced operations on May 1, 2002. Class IB share performance shown above reflects Class IA share performance adjusted to reflect the 12b-1 fee applicable to Class IB shares.

(2) Return is from 4/30/96.

INDICES: The S&P Barra Value Index is an unmanaged capitalization weighted index of all the stocks in the S&P 500 that have low price-to-book ratios.

The Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) The fund changed its benchmark from the S&P Barra Value Index to the Russell 3000 Value Index because the fund's investment adviser believes the Russell 3000 Value Index is better suited for the investment strategy of the fund.



11                                                            Hartford HLS Funds

HARTFORD VALUE OPPORTUNITIES HLS FUND
--------------------------------------------------------------------------------


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses deducted at the variable life insurance or variable annuity contract level, or by a qualified retirement plan.


                                                                  CLASS IB
                                                                  --------
SHAREHOLDER FEES
    (fees paid directly from your investment)
    Maximum sales charge (load) as a percentage of offering
    price                                                         None
    Maximum deferred sales charge (load)                          None
    Exchange fees                                                 None

ANNUAL OPERATING EXPENSES
    (expenses that are deducted from the fund's assets)
    Management fees                                                0.68%
    Distribution and service (12b-1) fees                          0.25%
    Other expenses                                                 0.05%
    Total operating expenses                                       0.98%



EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                  CLASS IB
                                                                  --------
EXPENSES
  (with or without redemption)
  Year 1                                                           $  100
  Year 3                                                           $  312
  Year 5                                                           $  542
  Year 10                                                          $1,201




SUB-ADVISER

Wellington Management



PORTFOLIO MANAGERS


James H. Averill
o    Senior Vice President of Wellington Management

o    Co-Manager of the fund since April 2001

o    Joined Wellington Management in 1985

o    Investment professional since 1985

David R. Fassnacht, CFA
o    Vice President of Wellington Management

o    Co-Manager of the fund since April 2001

o    Joined Wellington Management in 1991

o    Investment professional since 1988

James N. Mordy
o    Senior Vice President of Wellington Management

o    Co-Manager of the fund since April 2001

o    Joined Wellington Management in 1985

o    Investment professional since 1985




12                                                            Hartford HLS Funds

HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
--------------------------------------------------------------------------------


INVESTMENT GOAL. The Hartford U.S. Government Securities HLS Fund seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk.


INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 80% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The fund invests both in U.S. Treasury obligations and in obligations of U.S. Government agencies and instrumentalities. The fund may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies. The fund may also invest in asset-backed and commercial mortgage-backed securities issued by private entities.

To achieve its goal of current income consistent with prudent investment risk, the fund selects securities that appear from a yield perspective to be attractive. In attempting to maximize total return, the fund also seeks to invest in securities that HIMCO expects to appreciate in value. The fund tends to focus on bonds with an average life between one and ten years.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call"--or repay--its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.


The fund may trade securities actively, which could increase its transaction costs (thus affecting performance).




13                                                            Hartford HLS Funds

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index. Although the fund commenced operations on March 24, 1987, it did not offer Class IB shares until May 1, 2002. Therefore, the performance shown below reflects the performance of Class IA shares of the fund which is restated to reflect the 12b-1 distribution fee of 0.25% that applies to the Class IB shares.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.


--------------------------------------------------------------------------------
CLASS IB TOTAL RETURNS BY CALENDAR YEAR
--------------------------------------------------------------------------------

[U.S. Government Securities HLS Fund Bar Graph]


                    ---------- ---------
                    YEAR       RETURN
                    ---------- ---------
                    92         5.87%
                    ---------- ---------
                    93         9.18%
                    ---------- ---------
                    94         -6.67%
                    ---------- ---------
                    95         18.55%
                    ---------- ---------
                    96         1.95%
                    ---------- ---------
                    97         8.82%
                    ---------- ---------
                    98         8.61%
                    ---------- ---------
                    99         -2.18%
                    ---------- ---------
                    00         11.54%
                    ---------- ---------
                    01         7.24%
                    ---------- ---------



During the periods shown in the bar chart, the highest quarterly return was 5.80% (2nd quarter 1995) and the lowest quarterly return was -4.61% (1st quarter 1994).


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/01
--------------------------------------------------------------------------------


                                     1 YEAR    5 YEARS   10 YEARS
                                     -------   -------   --------
Class IB (1)                           7.24%      6.70%      6.07%
Lehman Brothers Intermediate
Government Bond Index (reflects no
deduction for fees or expenses)        8.42%      7.06%      6.65%



(1) Class IB shares commenced operations on May 1, 2002. Class IB share performance shown above reflects Class IA share performance adjusted to reflect the 12b-1 fee applicable to Class IB shares.


INDEX: The Lehman Brothers Intermediate Government Index is an unmanaged index of government bonds with maturities of between one and ten years.



14                                                            Hartford HLS Funds

                                    HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
--------------------------------------------------------------------------------


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses deducted at the variable life insurance or variable annuity contract level, or by a qualified retirement plan.


                                                                CLASS IB
                                                                --------
SHAREHOLDER FEES
      (fees paid directly from your investment)
      Maximum sales charge (load) as a percentage of
      offering price                                            None
      Maximum deferred sales charge (load)                      None
      Exchange fees                                             None


ANNUAL OPERATING EXPENSES
      (expenses that are deducted from the fund's assets)
      Management fees                                           0.47%
      Distribution and service (12b-1) fees                     0.25%
      Other expenses                                            0.04%
      Total operating expenses                                  0.76%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IB shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 CLASS IB
                                                                 --------

EXPENSES
  (with or without redemption)
  Year 1                                                         $ 78
  Year 3                                                         $243
  Year 5                                                         $422
  Year 10                                                        $942


SUB-ADVISER
HIMCO


PORTFOLIO MANAGER


Peter P. Perrotti
o    Senior Vice President of HIMCO

o    Manager of the fund since April 2001

o    Joined HIMCO in 1992

o    Investment professional since 1992



15                                                            Hartford HLS Funds

FURTHER INFORMATION ON THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT STRATEGIES AND INVESTMENT MATTERS

--------------------------------------------------------------------------------
INVESTMENT RISKS GENERALLY
--------------------------------------------------------------------------------

There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). As described below, an investment in certain of the funds entails special additional risks as a result of their ability to invest a substantial portion of their assets in foreign investments or securities of small capitalization companies.

--------------------------------------------------------------------------------
USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES
--------------------------------------------------------------------------------

From time to time, as part of its principal investment strategy, each fund may invest some or all of its assets in high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of upswings and limit its ability to meet its investment objective.

--------------------------------------------------------------------------------
USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES
--------------------------------------------------------------------------------


Although not a principal investment strategy, each fund may purchase and sell options, enter into futures contracts or utilize other derivatives with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies or interest rates. These techniques, which are incidental to each fund's primary strategy, permit a fund to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.


These techniques are also used to manage risk by hedging a fund's portfolio investments. Hedging techniques may not always be available to the funds, and it may not always be feasible for a fund to use hedging techniques even when they are available.


Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way the manager expected. As a result, the use of these techniques may result in losses to a fund or increase volatility in a fund's performance.


--------------------------------------------------------------------------------
FOREIGN INVESTMENTS
--------------------------------------------------------------------------------


The funds, other than U.S. Government Securities HLS Fund, may invest in securities of foreign issuers and non-dollar securities as part of their principal investment strategy. The U.S. Government Securities HLS Fund may hold foreign investments, but not as part of its principal investment strategy.


Investments in the securities of foreign issuers or investments in non-dollar securities involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions. The inability of a fund to make intended


16                                                            Hartford HLS Funds
investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States.

Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.


--------------------------------------------------------------------------------
FOREIGN INVESTMENTS IN EMERGING MARKETS
--------------------------------------------------------------------------------

Each fund, except U.S. Government Securities HLS Fund, may invest in emerging markets, but not as a principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.


--------------------------------------------------------------------------------
SMALL CAPITALIZATION COMPANIES
--------------------------------------------------------------------------------

SmallCap Growth HLS Fund, Growth Opportunities HLS Fund and Value Opportunities HLS Fund may invest in securities of small capitalization companies as part of their principal strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

--------------------------------------------------------------------------------
ABOUT EACH FUND'S INVESTMENT GOAL
--------------------------------------------------------------------------------

Each fund's investment goal may be changed without a shareholder vote. A fund may not be able to achieve its goal.


--------------------------------------------------------------------------------
CONSEQUENCES OF PORTFOLIO TRADING PRACTICES
--------------------------------------------------------------------------------

Each fund is expected to have relatively high portfolio turnover. Short-term trading could produce higher brokerage expenses and transaction costs for a fund. The funds are not managed to achieve a particular tax result for shareholders.


--------------------------------------------------------------------------------
ADDITIONAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Statement of Additional Information which may be obtained free of charge by contacting the fund (see back cover for address and phone number).


17                                                            Hartford HLS Funds

--------------------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS
--------------------------------------------------------------------------------

EQUITY SECURITIES: Equity securities include common stock, preferred stock, securities convertible into common stock and warrants or rights to acquire common stock, including options.


FOREIGN ISSUERS: Foreign issuers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers if the issuer's economic fortunes and risks are primarily linked with U.S. markets.

NON-DOLLAR SECURITIES: Securities denominated or quoted in foreign currency or paying income in foreign currency.

SmallCap Growth HLS Fund and U.S. Government Securities HLS Fund have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the Investment Company Act of 1940 (the `1940 Act'), each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets in investments of the type suggested by its name. For this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of the fund's board of directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy.

MANAGEMENT OF THE FUNDS


--------------------------------------------------------------------------------
THE INVESTMENT MANAGER
--------------------------------------------------------------------------------



HL Investment Advisors, LLC ("HL Advisors") is the investment manager to each fund. As investment manager, HL Advisors is responsible for supervising the activities of the investment sub-advisers described below. In addition, Hartford Life provides administrative services to each fund. HL Advisors and Hartford Life are wholly-owned indirect subsidiaries of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $181.2 billion in assets as of December 31, 2001. HL Advisors had over $48.6 billion in assets under management as of December 31, 2001. HL Advisors is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06070.


Hartford HLS Series Fund II, Inc. has received an exemptive order from the Securities and Exchange Commission under which it uses a "Manager of Managers" structure. This permits HL Advisors to appoint new sub-advisers, with approval by the funds' Board of Directors and without obtaining approval from those contract holders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected contract holders will receive all information about the new sub-advisory relationship that would have been included if a proxy statement had been required. HL Advisors will not enter into a sub-advisory agreement with an affiliated sub-adviser unless contract holders approve such agreement.

--------------------------------------------------------------------------------
THE INVESTMENT SUB-ADVISERS
--------------------------------------------------------------------------------

Wellington Management is the investment sub-adviser to SmallCap Growth HLS Fund, Growth Opportunities HLS Fund and Value Opportunities HLS Fund. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2001 Wellington Management had investment management authority over approximately $311 billion in assets. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.

The Hartford Investment Management Company ("HIMCO(R)") is the investment sub-adviser to the U.S. Government Securities HLS Fund. HIMCO is a professional money management firm that provides services to investment companies, employee benefit plans and insurance companies. HIMCO is a wholly-owned subsidiary of The Hartford. As of December 31, 2001 HIMCO and its wholly-owned subsidiary had investment management authority over approximately $75.4 billion in assets. HIMCO is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.


18                                                            Hartford HLS Funds

--------------------------------------------------------------------------------
MANAGEMENT FEES
--------------------------------------------------------------------------------


Each Fund pays a monthly management fee to HL Advisors for investment and certain administrative services. These fees are based on a stated percentage of the fund's average daily net asset value as follows:


SMALLCAP GROWTH HLS FUND, GROWTH OPPORTUNITIES HLS FUND AND VALUE OPPORTUNITIES HLS FUND

NET ASSET VALUE                          ANNUAL RATE
---------------                          -----------
First $100,000,000                         0.700%
Amount over $100 million                   0.600%


U.S. GOVERNMENT SECURITIES HLS FUND

NET ASSET VALUE                          ANNUAL RATE
---------------                          -----------
First $50,000,000                          0.500%
Amount over $50 million                    0.450%


For the year ended December 31, 2001, each fund paid management fees to HL Advisors. These fees, expressed as a percentage of net assets, were as follows:

FUND NAME                                 ANNUAL RATE (1)
---------                                 ---------------
Hartford SmallCap Growth HLS Fund               0.63%
Hartford Growth Opportunities HLS Fund          0.61%
Hartford Value Opportunities HLS Fund           0.68%
Hartford U.S.  Government  Securities HLS       0.47%
Fund

(1) Includes an amount received by the funds' previous investment adviser for the period prior to April 2, 2001.


--------------------------------------------------------------------------------
PURCHASE AND REDEMPTION OF FUND SHARES
--------------------------------------------------------------------------------


The funds offer each class of their shares to variable annuity and variable life insurance separate accounts of Hartford Life, Fortis Benefits and First Fortis (the "Accounts") as investment options for certain variable annuity contracts and variable life insurance contracts ("variable contracts") issued through the Accounts. The funds may also offer their shares to certain qualified retirement plans (the "Plans").

The funds offer two different classes of shares -- Class IB shares offered in this prospectus and Class IA shares offered pursuant to another prospectus. For each of these funds, the two classes represent an investment in the same fund but are subject to different expenses and have different prices and performance.


Most of the Accounts are registered with the SEC as investment companies. When shares of a fund are offered as investment options for variable contracts issued through such an Account, a separate prospectus describing the particular Account and contract will accompany this prospectus. When shares of a fund are offered as investment options for variable contracts issued through an Account that is not so registered, a separate disclosure document (rather than a prospectus) describing that Account and contract will accompany this prospectus.

Shares of the funds are sold by Hartford Securities Distribution Company, Inc. (the "Distributor") in a continuous offering to the Accounts and the Plans. Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts and the assets of each subaccount are invested in the shares of the fund corresponding to that subaccount. The Accounts and the Plans purchase and redeem Class IB shares of the funds at net asset value without sales or redemption charges.

For each day on which a fund's net asset value is calculated, the Accounts transmit to the fund any orders to purchase or redeem shares of the fund based on the net purchase payments, redemption (surrender or withdrawal) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed by Hartford Life as of that day. Similarly, the Plans transmit to a fund any orders to purchase or redeem shares of the fund based on the instructions of Plan trustees or participants. The Accounts and Plans purchase and redeem shares of the funds at the net asset value per share calculated as of the day that the funds receive the order, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of notice of redemption, except that payments of redemptions may be postponed beyond seven days when permitted by applicable laws and regulations.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners invested in a particular fund. Likewise, a potential for certain conflicts exists between the interests of owners of variable contracts and those of participants in a Plan that invests in a fund. To the extent that such classes of investors are invested in the same fund when a conflict of interest arises that might involve the fund, one or more of such classes of investors could be disadvantaged. The funds currently do not foresee any such conflict or disadvantage to owners of variable contracts or Plan participants. Nonetheless, the funds' Board of Directors will monitor each fund for the existence of any irreconcilable material conflicts among or between the interests of various classes of investors. If such a conflict affecting owners of variable contracts is determined to exist, Hartford Life will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more Accounts may be required to withdraw its investment in one or more of the funds or substitute shares of another fund for the current fund. This, in turn, could cause a fund to sell portfolio securities at a disadvantageous price.



19                                                            Hartford HLS Funds

--------------------------------------------------------------------------------
DISTRIBUTION PLAN
--------------------------------------------------------------------------------

Each fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, each fund compensates the Distributor from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares. It is anticipated that a portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of fund prospectuses, statements of additional information, any supplements to those documents and shareholder reports and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class IB shares. The Distributor may also use the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class IB shares.


The Distribution Plan provides that each fund may pay annually up to 0.25% of the average daily net assets of the fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. Under the terms of the Distribution Plan and the principal underwriting agreement, each fund is authorized to make monthly payments to the Distributor which may be used to pay or reimburse entities, including insurance company affiliates of HL Advisors, providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.


The Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the fund with respect to Class IB shares regardless of the level of expenditures by the Distributor. The Board of Directors will, however, take into account such expenditures for purposes of reviewing operations under the Distribution Plan and in connection with their annual consideration of the Plan's renewal. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing of fund prospectuses, statements of additional information, any supplements to those documents and shareholder reports for prospective contract owners of variable insurance products with respect to the Class IB shares of a fund; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class IB shares of a fund; (c) holding seminars and sales meetings designed to promote the distribution of fund Class IB shares; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding fund investment objectives and policies and other information about a fund, including the performance of the funds; (e) training sales personnel regarding the Class IB shares of a fund; (f) compensation to financial intermediaries and third-party broker-dealers; and (g) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class IB shares.

Rule 12b-1 fees have the effect of increasing operating expenses of the funds. Because the fees paid by the funds under the Distribution Plan are paid out of each fund's assets on an on-going basis, over time these fees will increase the cost of a variable contract owner's or plan participant's investment and may cost more than alternative types of charges for the same distribution and investor services.

--------------------------------------------------------------------------------
DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

The net asset value per share is determined for each fund as of the close of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value is determined by dividing the value of the fund's net assets attributable to a class of shares by the number of shares outstanding for that class. The funds use market prices in valuing portfolio securities, but may use fair value estimates, as determined by HL Advisors under the direction of the Board of Directors, if reliable market prices are not available. Fair value pricing may be used by a fund when current market values are unavailable or when an event occurs after the close of the exchange on which the fund's portfolio securities are principally traded that is likely to have changed the value of the securities. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values. Securities of foreign issuers and non-dollar securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Debt securities (other than short-term obligations) held by each fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that will mature in 60 days or less, are valued at amortized cost, which approximates market value.

SmallCap Growth Fund, Growth Opportunities Fund and Value Opportunities Fund may invest in securities primarily traded in foreign securities markets. Foreign securities markets may trade on days when a fund does not compute its net asset value or may close (generating closing prices) at times before or after the NYSE. Consequently, the net asset value of a fund and the value of its shares may change on days, or at times, when an investor cannot redeem the fund's shares.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------


Dividends and distributions may be declared by each fund's Board of Directors, from time to time. The current policy for each fund is to pay dividends from net investment income and to make distributions of realized capital gains, if any, at least once each year.



20                                                            Hartford HLS Funds

Such dividends and distributions are automatically invested in additional full or fractional shares monthly on the last business day of each month at the per share net asset value on that date.

--------------------------------------------------------------------------------
EXCHANGE PRIVILEGES
--------------------------------------------------------------------------------

The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements. Investors who engage in excessive account activity generate additional costs which are borne by all of the funds' shareholders. In order to minimize such costs, the funds reserve the right to reject any purchase request that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by a variable contract owner or by brokers controlling the accounts of a group of variable contract owners.


--------------------------------------------------------------------------------
FEDERAL INCOME TAXES
--------------------------------------------------------------------------------

For federal income tax purposes, each fund is treated as a separate taxpayer. Each fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code, as amended (the "Code"). By so qualifying, a fund is not subject to federal income tax to the extent that its net investment income and net realized capital gains are distributed to the Accounts or Plans. Further, each fund intends to meet certain diversification requirements applicable to mutual funds underlying variable contracts.

Under current law, Plan participants and owners of variable contracts which have invested in a fund are not subject to federal income tax on fund earnings and distributions or on gains realized upon the sale or redemption of fund shares until such amounts are withdrawn from the plan or contracts. For information concerning the federal tax consequences to the purchasers of the variable contracts, see the prospectus for such contract.


For more information about the tax status of the funds, see "Taxes" in the SAI.


--------------------------------------------------------------------------------
BROKERAGE COMMISSIONS
--------------------------------------------------------------------------------

Although the rules of the National Association of Securities Dealers, Inc. prohibit its members from seeking orders for the execution of investment company portfolio transactions on the basis of their sales of investment company shares, under such rules, sales of investment company shares may be considered in selecting brokers to effect portfolio transactions. Accordingly, some portfolio transactions are, subject to such rules and to obtaining best prices and executions, effected through dealers who sell shares of the funds.

--------------------------------------------------------------------------------
VARIABLE CONTRACT OWNER VOTING RIGHTS
--------------------------------------------------------------------------------

With regard to fund matters for which the 1940 Act requires a shareholder vote, Hartford Life generally votes shares held by the Accounts in accordance with instructions received from the owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that Account. Each share has one vote and votes are counted on an aggregate basis except as to matters where the interests of funds differ (such as approval of an investment management agreement or a change in the fund's fundamental investment policies). In such cases, the voting is on a fund-by-fund basis. Fractional shares are counted. Shares held by an Account for which no instructions are received are voted by Hartford Life for or against, or in abstention, with respect to any proposals in the same proportion as the shares for which instructions are received.


--------------------------------------------------------------------------------
PLAN PARTICIPANT VOTING RIGHTS
--------------------------------------------------------------------------------

With regard to fund matters for which the 1940 Act requires a shareholder vote, Plan trustees generally vote fund shares held by their Plans either in their own discretion or in accordance with instructions from Plan participants.

--------------------------------------------------------------------------------
PERFORMANCE RELATED INFORMATION
--------------------------------------------------------------------------------

The funds may advertise performance related information. Performance information about a fund is based on the fund's past performance only and is no indication of future performance.

Each fund may include its total return in advertisements or other sales material. When a fund advertises its total return, it will usually be calculated for one year, five years, and ten years or some other relevant period if the fund has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the fund at the beginning of the relevant period to the value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions).


21                                                            Hartford HLS Funds

The funds are offered exclusively through variable insurance products and to certain qualified retirement plans. Performance information presented for the funds should not be compared directly with performance information of other insurance products or retirement plans without taking into account charges and expenses payable with respect to these insurance products or retirement plans. Such charges and expenses are not reflected in the funds' performance information and will reduce an investor's return under the insurance products or retirement plans.

--------------------------------------------------------------------------------
DISTRIBUTOR, CUSTODIAN AND TRANSFER AGENT
--------------------------------------------------------------------------------

Hartford Securities Distribution Company, Inc., 200 Hopmeadow Street, Simsbury, CT 06089, serves as distributor to the funds.

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian of each fund's assets.

Hartford Investor Services Company, 200 Hopmeadow Street, Simsbury, CT 06089, serves as Transfer and Dividend Disbursing Agent for the funds.




22                                                            Hartford HLS Funds

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HARTFORD SMALLCAP GROWTH HLS FUND (FORMERLY FORTIS AGGRESSIVE GROWTH SERIES)
--------------------------------------------------------------------------------



The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. Because no Class IB shares were outstanding as of the date of this prospectus, the table presents performance information about the currently outstanding Class IA shares of the fund for informational purposes only. The total returns in the table represent the rate at which an investor would have made or lost money on an investment in the Class IA shares of the fund (assuming reinvestment of all dividends and distributions). Total returns on Class IB shares of the fund would have been lower because Class IB shares have higher expenses than Class IA shares. This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request. These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance.



                                                                         CLASS IA - PERIOD ENDED:
                                                       12/31/01    12/31/00    12/31/99    12/31/98      2/31/97
                                                       --------    --------    --------    --------      -------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $23.73      $33.79     $16.70       $13.81        $13.62
Net investment income (loss)                                            --      (0.04)        0.01          0.03
Net realized and unrealized gain (loss) on investments   (4.91)      (3.06)     17.86         2.91          0.16
                                                        ------    --------    -------     --------      --------
Total from investment operations                         (4.91)      (3.06)     17.82         2.92          0.19
Less distributions:
  Dividends from net investment income                      --          --      (0.01)       (0.03)           --
  Distributions from net realized gain on investments    (2.38)      (7.00)     (0.72)          --            --
  Distributions from capital                                --          --         --           --            --
                                                        ------    --------    -------     --------      --------
Total distributions                                      (2.38)      (7.00)     (0.73)       (0.03)           --
                                                        ------    --------    -------     --------      --------
Net increase (decrease) in net asset value               (7.29)     (10.06)     17.09         2.89          0.19
Net asset value, end of period                          $16.44      $23.73     $33.79       $16.70        $13.81
                                                        ======    ========    =======     ========      ========

TOTAL RETURN                                            (20.18%)    (15.08%)   109.25%       21.17%         1.43%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)              $272,272    $352,615   $333,158     $149,860      $122,455
Ratio of expenses to average net assets                   0.68%       0.66%      0.72%        0.72%         0.76%
Ratio of net investment income (loss) to average net     (0.02%)      0.01%     (0.22%)       0.06%         0.24%
assets
Portfolio turnover rate                                    164%        160%       264%         135%           25%




23                                                            Hartford HLS Funds

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HARTFORD GROWTH OPPORTUNITIES HLS FUND (FORMERLY FORTIS GROWTH STOCK SERIES)
--------------------------------------------------------------------------------



The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. Because no Class IB shares were outstanding as of the date of this prospectus, the table presents performance information about the currently outstanding Class IA shares of the fund for informational purposes only. The total returns in the table represent the rate at which an investor would have made or lost money on an investment in the Class IA shares of the fund (assuming reinvestment of all dividends and distributions). Total returns on Class IB shares of the fund would have been lower because Class IB shares have higher expenses than Class IA shares. This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request. These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance.



                                                                           CLASS IA - PERIOD ENDED:
                                                       12/31/01    12/31/00       12/31/99     12/31/98      2/31/97
                                                       --------   -----------   -----------    --------      -------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $40.66        $45.14        $41.09      $36.64        $32.59
Net investment income (loss)                                --         (0.03)        (0.05)       0.09          0.12
Net realized and unrealized gain (loss) on
investments                                              (9.21)         2.99         17.42        6.40          3.93
                                                        ------    ----------    ----------    --------      --------
Total from investment operations                         (9.21)         2.96         17.37        6.49          4.05
Less distributions:
  Dividends from net investment income                      --            --         (0.09)      (0.13)           --
  Distributions from net realized gain on
  investments                                            (8.79)        (7.44)       (13.23)      (1.91)           --
  Distributions from capital                                --            --            --          --            --
                                                        ------    ----------    ----------    --------      --------
Total distributions                                      (8.79)        (7.44)       (13.32)      (2.04)           --
                                                        ------    ----------    ----------    --------      --------
Net increase (decrease) in net asset value              (18.00)        (4.48)         4.05        4.45          4.05
Net asset value, end of period                          $22.66        $40.66        $45.14      $41.09        $36.64
                                                        ======    ==========    ==========    ========      ========

TOTAL RETURN                                            (22.85%)        3.99%        55.17%      19.01%        12.42%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)              $755,068    $1,063,005    $1,044,728    $762,354      $707,155
Ratio of expenses to average net assets                   0.65%         0.64%         0.66%       0.65%         0.66%
Ratio of net investment income (loss) to average         (0.01%)       (0.08%)       (0.18%)      0.21%         0.33%
net assets
Portfolio turnover rate                                    228%          120%          175%        106%           19%




24                                                            Hartford HLS Funds

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HARTFORD VALUE OPPORTUNITIES HLS FUND (FORMERLY FORTIS VALUE SERIES)
--------------------------------------------------------------------------------



The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. Because no Class IB shares were outstanding as of the date of this prospectus, the table presents performance information about the currently outstanding Class IA shares of the fund for informational purposes only. The total returns in the table represent the rate at which an investor would have made or lost money on an investment in the Class IA shares of the fund (assuming reinvestment of all dividends and distributions). Total returns on Class IB shares of the fund would have been lower because Class IB shares have higher expenses than Class IA shares. This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request. These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance.



                                                                      CLASS IA - PERIOD ENDED:
                                                     12/31/01   12/31/00   12/31/99 12/31/98      12/31/97
                                                     --------  ---------   -------- --------      --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                  $17.38     $15.65    $14.38    $13.42        $11.38
Net investment income (loss)                            0.08       0.14      0.13      0.16          0.12
Net realized and unrealized gain (loss) on
investments                                            (0.48)      2.68      1.15      1.13          2.75
                                                   ---------   --------   -------   -------    ----------
Total from investment operations                       (0.40)      2.82      1.28      1.29          2.87
Less distributions:
  Dividends from net investment income                 (0.11)     (0.13)       --     (0.16)        (0.13)
  Distributions from net realized gain on
  investments                                          (2.04)     (0.96)    (0.01)    (0.17)        (0.70)
  Distributions from capital                              --         --        --        --            --
                                                   ---------   --------   -------   -------    ----------
Total distributions                                    (2.15)     (1.09)    (0.01)    (0.33)        (0.83)
                                                   ---------   --------   -------   -------    ----------
Net increase (decrease) in net asset value             (2.55)      1.73      1.27      0.96          2.04)
Net asset value, end of period                        $14.83     $17.38    $15.65    $14.38        $13.42
                                                   =========   ========   =======   =======    ==========

TOTAL RETURN                                         (2.55%)      18.49%     8.96%     9.64%        25.24%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)          $130,567     $111,590   $94,583   $87,604       $55,058
Ratio of expenses to average net assets               0.73%        0.76%     0.78%     0.76%         0.83%
Ratio of net investment income (loss) to average
net assets                                            0.68%        0.87%     0.85%     1.26%         1.41%
Portfolio turnover rate                                147%         171%      211%      332%          121%




25                                                            Hartford HLS Funds

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND (FORMERLY FORTIS U.S. GOVERNMENT SECURITIES SERIES)
--------------------------------------------------------------------------------



The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. Because no Class IB shares were outstanding as of the date of this prospectus, the table presents performance information about the currently outstanding Class IA shares of the fund for informational purposes only. The total returns in the table represent the rate at which an investor would have made or lost money on an investment in the Class IA shares of the fund (assuming reinvestment of all dividends and distributions). Total returns on Class IB shares of the fund would have been lower because Class IB shares have higher expenses than Class IA shares. This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request. These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance.



                                                                      CLASS IA - PERIOD ENDED:
                                                     12/31/01   12/31/00   12/31/99  12/31/98      12/31/97
                                                     --------   --------   --------  --------      --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                 $10.59     $10.13      $10.93    $10.68        $10.57
Net investment income (loss)                           0.50       0.70        0.63      0.60          0.80
Net realized and unrealized gain (loss) on
investments                                            0.28       0.46       (0.84)     0.34          0.12
                                                     ------   --------    --------  --------      --------
Total from investment operations                       0.78       1.16       (0.21)     0.94          0.92
Less distributions:
  Dividends from net investment income                (0.58)     (0.70)      (0.59)    (0.69)        (0.81)
  Distributions from net realized gain on
  investments                                            --        --          --        --            --
  Distributions from capital                             --        --          --        --            --
                                                     ------   --------    --------  --------      --------
Total distributions                                   (0.58)     (0.70)      (0.59)    (0.69)        (0.81)
                                                     ------   --------    --------  --------      --------
Net increase (decrease) in net asset value            (0.20)      0.46       (0.80)     0.25         (0.11)
Net asset value, end of period                       $10.79     $10.59      $10.13    $10.93        $10.68
                                                     ======   ========    ========  ========      ========

TOTAL RETURN                                          7.50%      11.81%      (1.94%)    8.87%         9.08%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)          $174,333    $141,415    $138,658  $152,672      $142,070
Ratio of expenses to average net assets               0.51%       0.52%       0.52%     0.51%         0.54%
Ratio of net investment income (loss) to average      5.55%       6.28%       5.64%     5.53%         6.03%
net assets
Portfolio turnover rate                                155%        128%         97%      114%          148%




26                                                            Hartford HLS Funds

                         PRIVACY POLICY AND PRACTICES OF
                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                        AND ITS AFFILIATES (THE HARTFORD)

APPLICABLE TO THE HARTFORD'S UNITED STATES OPERATIONS


WE AT THE HARTFORD value your trust and are committed to the responsible management, use, and protection of personal information. When we refer to "you" we mean those individuals who have provided us with personal information in conjunction with inquiring about, applying for, or obtaining, a financial product or service from The Hartford to be used primarily for personal, family or household purposes. All financial service companies collect a certain amount of personal information to service customers and administer business. This notice describes our policy regarding the collection, disclosure, and protection of personal information.

PERSONAL INFORMATION, as used in this notice, means information that identifies an individual personally and is not otherwise available to the public. It includes PERSONAL FINANCIAL INFORMATION such as credit history, income, financial benefits, policy or claim information. It also includes PERSONAL HEALTH INFORMATION such as individual medical records or information about an illness, disability or injury.

We collect personal information to service your transactions with us and to support our business operations. We may obtain personal information directly from you, from your transactions with us, and from third parties such as a consumer reporting agency. Depending on the type of product or service you apply for or obtain from us, personal information such as name, address, income, payment history or credit history may be gathered from sources such as applications, transactions and consumer reports.

To serve you and administer our business, we may share certain personal financial information, only as permitted by law, with affiliates, such as our insurance companies, our banks, our employee agents, our brokerage firms, and our administrators.

We may also share personal information, only as permitted by law, with unaffiliated third parties, including independent agents, brokerage firms, insurance companies, administrators and service providers who help us serve you and administer our business. In addition, as permitted by law, we may share certain personal financial information with other unaffiliated third parties who assist us by performing services or functions, such as conducting surveys, marketing our products or services, or offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your personal information with anyone for purposes unrelated to The Hartford's business operations without offering you the opportunity to "opt-out" or "opt-in" as required by law.

We only disclose personal health information with your proper written authorization or as otherwise permitted or required by law.

Our employees have access to personal information in the course of doing their jobs, which includes underwriting policies, paying claims, developing new products or advising customers of our products and services.

We use manual and electronic security procedures to maintain the confidentiality and integrity of personal information in our possession and guard against its unauthorized access. Some techniques we employ to protect information include secured files, user authentication, encryption, firewall technology and the use of detection software.

We are responsible for identifying information that must be protected, providing an adequate level of protection for that data and granting access to protected data only to individuals who must use it in the performance of their job-related duties. Employees who violate our Privacy Policy will be subject to disciplinary action, which may include termination.

At the inception of our business relationship and annually after that, we will provide a copy of our current Privacy Policy to those individuals who have obtained our products or services and maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding personal information even when a business relationship no longer exists between us.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford:


27                                                            Hartford HLS Funds

First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; The Hartford Bank, FSB; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Lloyd's Insurance Company; Hartford Securities Distribution Company, Inc.; Hartford Specialty Company; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; International Corporate Marketing Group, Inc.; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Trumbull Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property & Casualty Ins. Co. of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.




28                                                            Hartford HLS Funds

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Two documents are available that offer further information on the Hartford HLS
Funds:

--------------------------------------------------------------------------------
ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS
--------------------------------------------------------------------------------

Additional information about each fund is contained in the financial statements and portfolio holdings of the funds' annual and semiannual report. In the funds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year. You will also find the auditor's report in the annual report.


--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)
--------------------------------------------------------------------------------
The SAI contains more detailed information on all aspects of the funds.

A current SAI and financial statements from the annual report for the fiscal year ended December 31, 2001 have been filed with the Securities and Exchange Commission and are incorporated by reference into (are legally a part of) this prospectus.

To request a free copy of the current annual/ semiannual report for a fund and/or the SAI or for other information about the funds, please contact the funds at:

--------------------------------------------------------------------------------
BY MAIL:
--------------------------------------------------------------------------------

Hartford HLS Funds c/o
Individual Annuity
Services P.O. Box 5085
Hartford, CT 06102-5085

--------------------------------------------------------------------------------
BY PHONE:
--------------------------------------------------------------------------------

1-800-862-6668

--------------------------------------------------------------------------------
ON THE INTERNET:
--------------------------------------------------------------------------------

http://hartfordinvestor.com


Or you may view or obtain these documents from the SEC:

--------------------------------------------------------------------------------
IN PERSON:
--------------------------------------------------------------------------------

at the SEC's Public Reference Room in Washington, DC


Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.


--------------------------------------------------------------------------------
BY MAIL:
--------------------------------------------------------------------------------

Public Reference Section
Securities and Exchange
Commission Washington, DC
20549-0102 (duplicating fee
required)

--------------------------------------------------------------------------------
ON THE INTERNET OR BY E-MAIL:
--------------------------------------------------------------------------------

Internet: www.sec.gov

E-mail:   publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.


                                                              Hartford HLS Funds

--------------------------------------------------------------------------------
SEC FILE NUMBER:
--------------------------------------------------------------------------------

SmallCap Growth HLS Fund                           811-04615
Growth Opportunities HLS Fund                      811-04615
Value Opportunities HLS Fund                       811-04615
U.S. Government Securities HLS Fund                811-04615


                                                              Hartford HLS Funds

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                        HARTFORD HLS SERIES FUND II, INC.
                                   Including:
                       HARTFORD AMERICAN LEADERS HLS FUND
                        HARTFORD BLUE CHIP STOCK HLS FUND
                      HARTFORD BLUE CHIP STOCK II HLS FUND
                     HARTFORD CAPITAL OPPORTUNITIES HLS FUND
                         HARTFORD GLOBAL EQUITY HLS FUND
                     HARTFORD GROWTH OPPORTUNITIES HLS FUND
                      HARTFORD INTERNATIONAL STOCK HLS FUND
                    HARTFORD INTERNATIONAL STOCK II HLS FUND
                       HARTFORD INVESTORS GROWTH HLS FUND
                       HARTFORD LARGE CAP GROWTH HLS FUND
                         HARTFORD MID CAP STOCK HLS FUND
                       HARTFORD MULTISECTOR BOND HLS FUND
                        HARTFORD SMALLCAP GROWTH HLS FUND
                        HARTFORD SMALL CAP VALUE HLS FUND
                  HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
                      HARTFORD VALUE OPPORTUNITIES HLS FUND

                          CLASS IA and CLASS IB SHARES

         This Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with the prospectus for the Fund in question. The Funds' audited financial statements as of December 31, 2001 appearing in the Annual Report to Shareholders of Hartford HLS Series Fund II, Inc. are incorporated herein by reference. A free copy of the Annual Report and each prospectus is available upon request by writing to or calling: Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085, 1-800-862-6668.

Date of Prospectuses:  May 1, 2002
Date of Statement of Additional Information:  May 1, 2002

TABLE OF CONTENTS                                                                                               PAGE
-----------------                                                                                               ----
GENERAL INFORMATION...............................................................................................1
INVESTMENT OBJECTIVES AND POLICIES................................................................................2
HLS FUND MANAGEMENT..............................................................................................15
INVESTMENT MANAGEMENT ARRANGEMENTS...............................................................................24
PORTFOLIO TRANSACTIONS AND BROKERAGE.............................................................................30
HLS FUND EXPENSES................................................................................................31
DISTRIBUTION ARRANGEMENTS........................................................................................32
PURCHASE AND REDEMPTION OF SHARES................................................................................33
SUSPENSION OF REDEMPTIONS........................................................................................33
DETERMINATION OF NET ASSET VALUE.................................................................................33
OWNERSHIP AND CAPITALIZATION OF THE HLS FUNDS....................................................................34
INVESTMENT PERFORMANCE...........................................................................................35
TAXES............................................................................................................41
CUSTODIAN........................................................................................................44
TRANSFER AGENT...................................................................................................44
DISTRIBUTOR......................................................................................................44
INDEPENDENT PUBLIC ACCOUNTANTS...................................................................................44
OTHER INFORMATION................................................................................................44
FINANCIAL STATEMENTS.............................................................................................45
APPENDIX........................................................................................................A-1

                              GENERAL INFORMATION

         This SAI relates to sixteen mutual funds (each an "HLS Fund" and together the "HLS Funds") which serve as the underlying investment vehicles for variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company ("Hartford Life"), Hartford Life and Annuity Insurance Company, Fortis Benefits Insurance Company ("Fortis Benefits") and First Fortis Life Insurance Company ("First Fortis"). Certain HLS Funds may also serve as underlying investment vehicles for certain qualified retirement plans. Each HLS Fund offers Class IA shares. In addition, U.S. Government Securities HLS Fund, Value Opportunities HLS Fund, Growth Opportunities HLS Fund and SmallCap Growth HLS Fund offer Class IB shares. HL Investment Advisors, LLC ("HL Advisors") is the investment manager and Hartford Life provides administrative services to each HLS Fund. HL Advisors and Hartford Life are indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc., ("The Hartford") an insurance holding company with over $181.2 billion in assets as of December 31, 2001. The Hartford also sponsors a family of mutual funds that is offered directly to the public. Hartford Investment Financial Services, LLC ("HIFSCO"), a wholly owned subsidiary of The Hartford, is the investment manager and principal underwriter to that fund family.

         Each fund is an investment portfolio (series) of Hartford HLS Series Fund II, Inc., a Maryland corporation (the "Company") registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. The Company was originally incorporated in Minnesota in 1986 under the name Fortis Series Fund, Inc. ("Fortis Series") and commenced operations at that time as an open-end management investment company. On April 30, 2002 Fortis Series was reorganized and merged into Hartford HLS Series Fund II, Inc., a new Maryland corporation. Prior to the reorganization, the Funds were named as follows:

         PREVIOUS FUND NAME:                                  CURRENT FUND NAME:
         Fortis U.S. Government Securities Series             Hartford U.S. Government Securities HLS Fund
         Fortis Multisector Bond Series                       Hartford Multisector HLS Fund
         Fortis American Leaders Series                       Hartford American Leaders HLS Fund
         Fortis Value Series                                  Hartford Value Opportunities HLS Fund
         Fortis Capital Opportunities Series                  Hartford Capital Opportunities HLS Fund
         Fortis Blue Chip Stock Series                        Hartford Blue Chip Stock HLS Fund
         Fortis Blue Chip Stock Series II                     Hartford Blue Chip Stock II HLS Fund
         Fortis International Stock Series                    Hartford International Stock HLS Fund
         Fortis International Stock Series II                 Hartford International Stock II HLS Fund
         Fortis Mid Cap Stock Series                          Hartford Mid Cap Stock HLS Fund
         Fortis Small Cap Value Series                        Hartford Small Cap Value HLS Fund
         Fortis Global Equity Series                          Hartford Global Equity HLS Fund
         Fortis Large Cap Growth Series                       Hartford Large Cap Growth HLS Fund
         Fortis Investors Growth Series                       Hartford Investors Growth HLS Fund
         Fortis Growth Stock Series                           Hartford Growth Opportunities HLS Fund
         Fortis Aggressive Growth Series                      Hartford SmallCap Growth HLS Fund

          Hartford HLS Series Fund II, Inc. issues a separate series of shares of common stock for each Fund, representing a fractional undivided interest in the Fund. For U.S. Government HLS Fund, Value Opportunities HLS Fund, Growth Opportunities HLS Fund and SmallCap Growth HLS Fund, each such series of shares is subdivided into two classes, Class IA and IB. Each other HLS Fund offers only one class of shares, Class IA. Each fund is a diversified fund.

         The board of directors may reclassify authorized shares to increase or decrease the allocation of shares in each HLS Fund. The board of directors is also authorized, from time to time and without further shareholder approval, to authorize additional shares of any HLS Fund or to classify and reclassify existing and new funds into one or more classes.

         The year of each HLS Fund's organization is as follows:

U.S. Government Securities HLS Fund                        1987
Multisector Bond HLS Fund                                  1995
American Leaders HLS Fund                                  2000
Value Opportunities HLS Fund                               1996
Capital Opportunities HLS Fund                             2000
Blue Chip Stock HLS Fund                                   1996
Blue Chip Stock II HLS Fund                                2000
International Stock HLS Fund                               1995
International Stock II HLS Fund                            1995
Mid Cap Stock HLS Fund                                     1998
Small Cap Value HLS Fund                                   1998
Global Equity HLS Fund                                     2000
Large Cap Growth HLS Fund                                  1998
Investors Growth HLS Fund                                  2000
Growth Opportunities HLS Fund                              1987
SmallCap Growth HLS Fund                                   1994


                       INVESTMENT OBJECTIVES AND POLICIES

         Percentage limitations on investments described in this SAI or in any prospectus will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed below as fundamental or to the extent designated as such in any prospectus, the other investment policies described in this SAI or in any prospectus are not fundamental and may be changed without shareholder approval.

A.       FUNDAMENTAL RESTRICTIONS OF THE FUNDS

         Each HLS Fund has adopted the following fundamental investment restrictions which may not be changed without approval of a majority of the applicable HLS Fund's outstanding voting securities. Under the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in the prospectuses and this SAI, approval of a "majority of the outstanding voting securities" of an HLS Fund means the approval of the lesser of (1) the holders of 67% or more of the shares of an HLS Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the HLS Fund are present in person or by proxy, or (2) the holders of more than 50% of the outstanding shares of the HLS Fund.

         The investment objectives and principal investment strategies of the HLS Funds are set forth in the prospectuses. Set forth below are the fundamental investment restrictions and policies applicable to the HLS Funds followed by certain non-fundamental restrictions and policies applicable to the HLS Funds.

         Each HLS Fund may not:

         1. Borrow money or issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

         2. Concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction. For purposes of this limitation, the U.S. Government, and state or municipal governments and their political subdivisions are not considered members of any industry.

         3. Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable laws.

         4. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, but this shall not prevent the HLS Fund from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

         5. Purchase physical commodities or contracts relating to physical commodities.

         6. Make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

         In addition, at least 75% of the value of an HLS Fund's total assets will be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the HLS Fund and to not more than 10% of the outstanding voting securities of such issuer.

B.       NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS.

         The following restrictions are designated as non-fundamental and may be changed by the board of directors without the approval of shareholders.

         (1) No HLS Fund will invest more than 15% of its net assets in illiquid securities.

         (2) Value Opportunities HLS Fund, Growth Opportunities HLS Fund and SmallCap Growth HLS Fund will not enter into any options, futures, or forward contract transactions if immediately thereafter (a) the amount of premiums paid for all options, initial margin deposits on all futures contracts and/or options on futures contracts, and collateral deposited with respect to forward contracts held by or entered into by the HLS Fund would exceed 5% of the value of the total assets of the HLS Fund or (b) the HLS Fund's assets covering, subject to, or committed to all options, futures, and forward contracts would exceed 20% of the value of the total assets of the HLS Fund. (This restriction does not apply to securities purchases on a when-issued, delayed delivery, or forward commitment basis.)

         (3) International Stock HLS Fund will not enter into any options, futures or forward contract transactions if immediately thereafter the amount of premiums paid for all options, initial margin deposits on all futures contracts and/or options on futures contracts, and collateral deposited with respect to forward contracts held by or entered into by the HLS Fund would exceed 5% of the value of the total assets of the HLS Fund. (This restriction does not apply to securities purchases on a when-issued, delayed delivery or forward commitment basis.)

         (4) Mid Cap Stock HLS Fund will not purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities would exceed 5% of its total assets except that:
                  (a) this limitation shall not apply to standby commitments, and (b) this limitation shall not apply to the HLS Fund's transactions in futures contracts and related options.

         (5) Large Cap Growth HLS Fund will not sell a call option written by it if, as a result of the sale, the aggregate of the HLS Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the value of the HLS Fund's total assets.

         (6) Large Cap Growth HLS Fund will not invest more than 10% of its total assets in put and call options (including options on market indices).

         (7) Large Cap Growth HLS Fund will not purchase or sell options on stock index futures contracts.

         (8) Large Cap Growth HLS Fund will not purchase or sell a stock index future if, immediately thereafter, more than 30% of its total assets would be hedged by stock index futures.

         (9) Large Cap Growth HLS Fund will not invest more than 20% of the value of its total assets in convertible securities.

         (10) Large Cap Growth HLS Fund will not invest more than 5% of the value of its total assets in rights or warrants that entitle the holder to buy equity securities.

         (11) Large Cap Growth HLS Fund will not invest more than 20% of the value of its total assets in securities of foreign issuers.

C.       NON-FUNDAMENTAL TAX RESTRICTIONS OF THE FUNDS

         Each HLS Fund must:

         1. Maintain its assets so that, at the close of each quarter of its taxable year,

                  (a) at least 50 percent of the fair market value of its total assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5 percent of the fair market value of the HLS Fund's total assets and 10 percent of the outstanding voting securities of such issuer,

                  (b) no more than 25 percent of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the HLS Fund and engaged in the same, similar, or related trades or businesses.

         2. Maintain its assets so that it is adequately diversified within the meaning of Section 817(h) of the Internal Revenue Code and regulations thereunder. Generally, this means that at the close of each calendar quarter, or within 30 days thereafter,

                  (a) no more than 55% of the value of the assets in the HLS Fund is represented by any one investment,

                  (b) no more than 70% of the value of the assets in the HLS Fund is represented by any two investments,

                  (c) no more than 80% of the value of the assets in the HLS Fund is represented by any three investments, and

                  (d) no more than 90% of the value of the total assets of the HLS Fund is represented by any four investments. In determining whether the diversification standards are met, each U.S. Government agency or instrumentality shall be treated as a separate issuer.

D.       MISCELLANEOUS INVESTMENT STRATEGIES AND RISKS

         The investment objective and principal investment strategies for each HLS Fund are discussed in the HLS Fund's prospectuses. A further description of certain investment strategies of each HLS Fund is set forth below.

The percentage limits described in the sections below are based on market value and are determined as of the time of investment.

         Certain descriptions in each prospectus and this SAI of a particular investment practice or technique in which the HLS Funds may engage or a financial instrument which the HLS Funds may purchase are meant to describe the spectrum of investments that an HLS Fund's subadviser, in its discretion, might, but is not required to, use in managing an HLS Fund's portfolio assets in accordance with the HLS Fund's investment objective, policies, and restrictions. The subadviser, in its discretion, may employ such practice, technique, or instrument for one or more HLS Funds, but not necessarily for all HLS Funds for which it serves as subadviser. It is possible that certain types of financial instruments or techniques may not be available, permissible, or effective for their intended purposes in all markets.

         MONEY MARKET INSTRUMENTS AND TEMPORARY INVESTMENT STRATEGIES Each HLS Fund may hold cash and invest in high quality money market instruments under appropriate circumstances as determined by the subadviser, subject to the overall supervision of HL Advisors. The HLS Funds may invest up to 100% of their assets in cash or money market instruments only for temporary defensive purposes.

         Money market instruments include: (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.

         REPURCHASE AGREEMENTS A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. It may also be viewed as the loan of money by an HLS Fund to the seller. The resale price by the HLS Fund would be in excess of the purchase price, reflecting an agreed upon market interest rate.

         Each HLS Fund is permitted to enter into fully collateralized repurchase agreements. The board of directors has delegated to each subadviser the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the HLS Funds will engage in repurchase agreements.

         Each HLS Fund's subadviser will monitor such transactions to ensure that the value of underlying collateral will be at least equal at all times to the total amount of the repurchase obligation, including the accrued interest. If the seller defaults, the HLS Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest.

         REVERSE REPURCHASE AGREEMENTS Multisector Bond HLS Fund, American Leaders HLS Fund, Capital Opportunities HLS Fund, Blue Chip Stock HLS Fund, Blue Chip Stock II HLS Fund, International Stock HLS Fund, International Stock II HLS Fund, Mid Cap Stock HLS Fund, Global Equity HLS Fund and Investors Growth HLS Fund may also enter into reverse repurchase agreements to meet redemption requests where the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous, although Blue Chip Stock HLS Fund and International Stock II HLS Fund do not currently intend to make such investments. Reverse repurchase agreements involve sales by an HLS Fund of portfolio assets concurrently with an agreement by an HLS Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements carry the risk that the market value of the securities which an HLS Fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as a collateralized borrowing by an HLS Fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of an HLS Fund and, therefore, increases the possibility of fluctuation in an HLS Fund's net asset value.

         DEBT SECURITIES Each HLS Fund is permitted to invest in debt securities including: (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers); (3) asset-backed securities; (4) mortgage-related securities, including collateralized mortgage obligations ("CMO's"); and (5) securities issued or guaranteed as to principal or interest by a foreign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers.

         INVESTMENT GRADE DEBT SECURITIES Each HLS Fund is permitted to invest in debt securities rated within the four highest rating categories (e.g., "Aaa", "Aa", "A" or "Baa" by Moody's or "AAA", "AA", "A" or "BBB" by S&P) (or, if unrated, securities of comparable quality as determined by the HLS Fund's subadviser). These securities are generally referred to as "investment grade securities." Each rating category has within it different gradations or sub-categories. If an HLS Fund is authorized to invest in a certain rating category, the HLS Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. If a security is downgraded to a rating category which does not qualify for investment, the subadviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term. Debt securities carrying the fourth highest rating (e.g., "Baa" by Moody's and "BBB" by S&P), and unrated securities of comparable quality (as determined by the HLS Fund's subadviser) are viewed to have adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such securities lack outstanding investment characteristics and do have speculative characteristics.

         HIGH YIELD-HIGH RISK SECURITIES Multisector Bond HLS Fund, American Leaders HLS Fund, Capital Opportunities HLS Fund and Blue Chip Stock HLS Fund may invest in securities rated lower than investment grade (commonly known as "high yield" or "junk" bonds). Securities rated below investment grade are commonly referred to as "high yield-high risk" securities or "junk bonds." Each rating category has within it different gradations or sub-categories. For instance the "Ba" rating for Moody's includes "Ba3", "Ba2" and "Ba1." Likewise the S&P rating category of "BB" includes "BB+", "BB" and "BB-." If an HLS Fund is authorized to invest in a certain rating category, the HLS Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. Descriptions of the debt securities ratings system, including their speculative characteristics attributable to each ratings category, are set forth as an appendix to this SAI. Securities in the highest category below investment grade are considered to be of poor standing and predominantly speculative. These securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by an HLS Fund with a commensurate effect on the value of an HLS Fund's shares. If a security is downgraded to a rating category which does not qualify for investment, the subadviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term.

         MORTGAGE-RELATED SECURITIES The mortgage-related securities in which each Fund may invest include interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the HLS Funds) by various governmental, government-related and private organizations. These HLS Funds may also invest in similar mortgage-related securities which provide funds for multi-family residences or commercial real estate properties.

         The value of these securities may be significantly affected by interest rates, the market's perception of the issuers and the creditworthiness of the parties involved. These securities may also be subject to prepayment risk. The yield characteristics of the mortgage securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally permit prepayment at any time. The risks associated with prepayment and the rate at which prepayment may occur are influenced by a variety of economic, geographic, demographic, social and other factors including interest rate levels, changes in housing needs, net equity built by mortgagors in the mortgaged properties, job transfers, and unemployment rates. If an HLS Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an HLS Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Amounts available for reinvestment are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by an HLS Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

         The mortgage securities in which an HLS Fund invests differ from conventional bonds in that principal is paid back over the life of the mortgage securities rather than at maturity. As a result, the holder of the mortgage securities (e.g., an HLS Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing mortgage securities. For this reason, mortgage securities are less effective than other types of U.S. Government securities as a means of "locking in" long-term interest rates.

         ASSET-BACKED SECURITIES Each HLS Fund may invest in asset-backed securities. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital accounts receivables. These HLS Funds may invest in these and other types of asset-backed securities that may be developed in the future. These securities may be subject to the risk of prepayment or default. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying securities may be limited.

         EQUITY SECURITIES Each HLS Fund, except U.S. Government Securities HLS Fund and Multisector Bond HLS Fund, may invest all or a portion of their assets in equity securities (which include common stock, preferred stock, securities convertible into common stock and warrants or rights to acquire common or preferred stock). In addition, these HLS Funds may invest in securities such as bonds, debentures and corporate notes which are convertible into common stock at the option of the holder. Multisector Bond HLS Fund may invest in certain equity securities, but does not invest in common stocks.

         SMALL CAPITALIZATION SECURITIES All HLS Funds, except the U.S. Government Securities HLS Fund, may invest in equity securities (including securities issued in initial public offerings) of companies with smaller market capitalizations. Because the issuers of small capitalization securities tend to be smaller or less well-established companies, they may have limited product lines, market share or financial resources, may have less historical data with respect to operations and management and may be more dependent on a limited number of key employees. As a result, Small capitalization securities are often less marketable and experience a higher level of price volatility than securities of larger or more well-established companies. Small capitalization securities may be more likely to be offered in initial public offerings. Because securities issued in initial public offerings are being offered to the public for the first time, the market for such securities may be inefficient and less liquid.

         FOREIGN ISSUERS AND NON-DOLLAR SECURITIES Foreign issuers include (1) companies organized outside of the United States, (2) foreign governments and agencies or instrumentalities of foreign governments and (3) issuers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers if the issuer's economic fortunes and risks are primarily linked with U.S. markets. Non-dollar securities are securities denominated or quoted in foreign currency or paying income in foreign currency.

         Many of the HLS Funds are permitted to invest a portion of their assets in securities of foreign issuers and non-dollar securities, including American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or non-U.S. branch of a U.S. bank. ADRs are traded on a U.S. securities exchange, or in an over-the-counter market, and are denominated in U.S. dollars. GDRs are certificates issued globally and evidence a similar ownership arrangement. GDRs are traded on foreign securities exchanges and are denominated in foreign currencies. The value of an ADR or a GDR will fluctuate with the value of the underlying security, will reflect any changes in exchange rates and otherwise will involve risks associated with investing in foreign securities. When selecting securities of foreign issuers and non-dollar securities, the subadviser will evaluate the economic and political climate and the principal securities markets of the country in which an issuer is located.

         HLS Funds that are permitted to invest in securities of foreign issuers and non-dollar securities may invest in debt exchangeable for common stock, equity-linked notes ("ELNs") and similar equity-linked securities (e.g. zero-strike warrants) which are derivative securities typically issued by a financial institution or special purpose entity the performance of which depends on the performance of a corresponding foreign security or index. Upon redemption or maturity, the principal amount or redemption amount is payable based on the price level of the linked security or index at the time of redemption or maturity, or is exchanged for corresponding shares of common stock. ELNs are generally subject to the same risks as direct holdings of securities of foreign issuers and non-dollar securities, including currency risk and the risk that the amount payable at maturity or redemption will be less than the principal amount of a note because the price of the linked security or index has declined. Moreover, ELNs are subject to counterparty risk, which is the risk that the company issuing an ELN may fail to pay the full amount due at maturity or redemption. An HLS Fund may also have difficulty disposing of ELNs because there may be restrictions on redemptions and there may be no market or only a thin trading market in such securities.

         Multisector Bond HLS Fund, International Stock HLS Fund, International Stock II HLS Fund and Global Equity HLS Fund invest significantly in securities of foreign issuers. U.S. Government Securities HLS Fund may invest in securities of, or guaranteed by, the Government of Canada, a Province of Canada, or any instrumentality or political subdivision thereof in an amount not exceeding 25% of the value of its total assets. Multisector Bond HLS Fund may invest up to 40% of its total assets in securities of foreign governments or companies. Investors Growth HLS Fund and Capital Opportunities HLS Fund each may invest up to 35% of net assets in foreign securities. Blue Chip Stock II HLS Fund may invest up to 25% of its total assets in foreign securities. Blue Chip Stock HLS Fund may invest up to 20% of its total assets (excluding reserves) in foreign securities. American Leaders HLS Fund, Value Opportunities HLS Fund, Large Cap Growth HLS Fund, Growth Opportunities HLS Fund and SmallCap Growth HLS Fund may each invest up to 20% of their total assets in foreign securities. Small Cap Value HLS Fund may invest in foreign securities without limitation.

         Investing in securities of foreign issuers involves considerations and potential risks not typically associated with investing in obligations issued by U.S. issuers. Less information may be available about foreign issuers compared with U.S. issuers. For example, foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. In addition, the values of non-dollar securities are affected by changes in currency rates or exchange control regulations, restrictions or prohibition on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in government administration or economic or monetary policy (in the U.S. or outside the U.S.) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies.

         Investing in foreign government debt securities exposes an HLS Fund to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the government authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic, social and political conditions within the relevant country. Countries such as those in which the HLS Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and unemployment. Some of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the IMF, the World Bank and other international agencies.

         From time to time, each HLS Fund that may invest in foreign securities, with the exception of U.S. Government Securities HLS Fund, may invest in securities of issuers located in countries with emerging economies or securities markets. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that are less liquid and trade a small number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

         CURRENCY TRANSACTIONS Each HLS Fund, except the U.S. Government Securities HLS Fund and American Leaders HLS Fund, may engage in currency transactions to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, currency swaps, exchange-listed and over-the-counter ("OTC") currency futures contracts and options thereon and exchange listed and OTC options on currencies.

         Forward currency contracts involve a privately negotiated obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency swaps are agreements to exchange cash flows based ON the notional difference between or among two or more currencies. See "Swap Agreements."

         The use of currency transactions to protect the value of an HLS Fund's assets against a decline in the value of a currency does not eliminate potential losses arising from fluctuations in the value of the HLS Fund's underlying securities. Further, the HLS Funds may enter into currency transactions only with counterparties that a HLS Fund's subadviser deems to be creditworthy.

         Certain HLS Funds may also enter into options and futures contracts relative to foreign currency to hedge against fluctuations in foreign currency rates. See "Options and Futures Contracts" for a discussion of risk factors relating to foreign currency transactions including options and futures contracts related thereto.

         OPTIONS AND FUTURES CONTRACTS In seeking to protect against the effect of changes in equity market values, currency exchange rates or interest rates that are adverse to the present or prospective position of the HLS Funds, for cash flow management, and, to a lesser extent, to enhance returns, each HLS Fund, except the U.S. Government Securities HLS Fund, may employ certain hedging, income enhancement and risk management techniques, including the purchase and sale of options, futures and options on futures involving equity and debt securities and foreign currencies, aggregates of equity and debt securities, indices of prices of equity and debt securities and other financial indices. An HLS Fund's ability to engage in these practices may be limited by tax considerations and certain other legal considerations.

         An HLS Fund may write covered options and purchase put and call options on individual securities as a partial hedge against an adverse movement in the security and in circumstances consistent with the objective and policies of the HLS Fund. This strategy limits potential capital appreciation in the portfolio securities subject to the put or call option.

         The HLS Funds may also write covered put and call options and purchase put and call options on foreign currencies to hedge against the risk of foreign exchange fluctuations on foreign securities the particular HLS Fund holds in its portfolio or that it intends to purchase. For example, if an HLS Fund enters into a contract to purchase securities denominated in foreign currency, it could effectively establish the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if an HLS Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, the HLS Fund could hedge against such a decline by purchasing a put option on the foreign currency involved.

         Aggregates are composites of equity or debt securities that are not tied to a commonly known index. An index is a measure of the value of a group of securities or other interests. An index assigns relative values to the securities included in that index, and the index fluctuates with changes in the market value of those securities. An HLS Fund may purchase put and call options and write covered put and call options on aggregates of equity and debt securities, and may enter into futures contracts and options thereon for the purchase or sale of aggregates of equity and debt securities, indices of equity and debt securities and other financial indices, all for the purpose of protecting against potential changes in the market value of portfolio securities or in interest rates.

         An HLS Fund may only write covered options. See "Asset Coverage" below.

         To hedge against fluctuations in currency exchange rates, an HLS Fund may purchase or sell foreign currency futures contracts, and write put and call options and purchase put and call options on such futures contracts. For example, an HLS Fund may use foreign currency futures contracts when it anticipates a general weakening of the foreign currency exchange rate that could adversely affect the market values of the HLS Fund's non-dollar securities holdings. In this case, the sale of futures contracts on the underlying currency may reduce the risk of a reduction in market value caused by foreign currency variations and, by so doing, provide an alternative to the liquidation of securities positions in the HLS Fund and resulting transaction costs. When the HLS Fund anticipates a significant foreign exchange rate increase while intending to invest in a non-dollar security, the HLS Fund may purchase a foreign currency futures contract to hedge or partially hedge against a rise in foreign exchange rates pending completion of the anticipated transaction. Such a purchase of a futures contract would serve as a temporary measure to protect the HLS Fund against any rise in the foreign exchange rate that may add additional costs to acquiring the non-dollar security position.

         The HLS Fund similarly may use futures contracts on equity and debt securities to hedge against fluctuations in the value of securities it owns or expects to acquire. Futures contracts on individual securities are regulated as both securities and as futures contracts, and are subject to higher margin requirements than other kind of futures contracts. Because these contracts relate to the securities of a single issuer, they can be expected to be subject to greater price volatility than futures contracts that relate to a diversified group of securities represented in an aggregate or an index. Trading in these contracts has not yet commenced and the volume, breadth, efficiency and other attributes of this market cannot be predicted. An HLS Fund's use of these kinds of futures contracts will depend to a large degree on how this market develops.

         The HLS Funds also may purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. An HLS Fund may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a non-dollar security of the same currency. An HLS Fund may purchase put options on foreign currency futures contracts to hedge against a decline in the foreign exchange rate or the value of its non-dollar securities. An HLS Fund may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of non-dollar securities and in circumstances consistent with an HLS Fund's investment objectives and policies.

         Options on indices are settled in cash, not in delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option.

         To the extent that an HLS Fund enters into futures contracts, options on futures contracts and options on foreign currencies that are traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), in each case that are not for "bona fide hedging" purposes (as defined by regulations of the CFTC), the aggregate initial margin and premiums required to establish those positions may not exceed 5% of the liquidation value of the HLS Fund's portfolio, after taking into account the unrealized profits and unrealized losses on any such contracts the HLS Fund has entered into. However, options which are currently exercisable may be excluded in computing the 5% limit.

         Although any one HLS Fund may not employ all or any of the foregoing strategies, its use of options, futures and options thereon and forward currency contracts (as described under "Currency Transactions") would involve certain investment risks and transaction costs to which it might not be subject were such strategies not employed. Such risks include: (1) dependence on the ability of the subadviser to predict movements in the prices of individual securities, fluctuations in the general securities markets or market sections and movements in interest rates and currency markets; (2) imperfect correlation between movements in the price of the securities or currencies hedged or used for cover;
(3) the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which an HLS Fund invests; (4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract, option thereon or forward contract at any particular time, which may affect an HLS Fund's ability to establish or close out a position; (5) possible impediments to effective portfolio management or the ability to meet current obligations caused by the segregation of a large percentage of an HLS Fund's assets to cover its obligations; and (6) the possible need to defer closing out certain options, futures contracts, options thereon and forward contracts in order to continue to qualify as a "regulated investment company" for tax purposes. In the event that the anticipated change in the price of the securities or currencies that are the subject of such a strategy does not occur, it may be that an HLS Fund would have been in a better position had it not used such a strategy.

         SWAP AGREEMENTS Each HLS Fund may enter into interest rate swaps, currency swaps (except U.S. Government Securities HLS Fund), and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a "notional principal amount," in return for payments equal to a fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

         In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

         Swap agreements will tend to shift an HLS Fund's investment exposure from one type of investment to another. For example, if an HLS Fund agreed to exchange floating rate payments for fixed rate payments, the swap agreement would tend to decrease the HLS Fund's exposure to rising interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of an HLS Fund's investments and its share price and yield.

         The HLS Funds will usually enter into interest rate swaps on a net basis. The net amount of the excess, if any, of an HLS Fund's obligations over its entitlement with respect to each interest rate swap will be covered by an amount consisting of designated liquid assets having an aggregate net asset value at least equal to the accrued excess. If an HLS Fund enters into a swap on other than a net basis, the HLS Fund will designate the full amount of the HLS Fund's obligations under each such swap. The HLS Fund may enter into swaps, caps, collars and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the Fund's subadviser to be creditworthy. If a default occurs by the other party to such transaction, an HLS Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect such HLS Fund's rights as a creditor.

         The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, collars and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that an HLS Fund will be able to enter into interest rate swaps or to purchase interest rate caps, collars or floors at prices or on terms the subadviser believes are advantageous to such HLS Fund. In addition, although the terms of interest rate swaps, caps, collars and floors may provide for termination, there can be no assurance that an HLS Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps, collars or floors that it has purchased. Interest rate swaps, caps, collars and floors are considered by the SEC to be illiquid.

         The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of an HLS Fund's portfolio securities and depends on the subadviser's ability to predict correctly the direction and degree of movements in interest rates. Although the HLS Funds believe that use of the hedging and risk management techniques described above will benefit the HLS Funds, if the subadviser's judgment about the direction or extent of the movement in interest rates is incorrect, an HLS Fund's overall performance would be worse than if it had not entered into any such transactions. For example, if an HLS Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, such HLS Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparties under the swap agreement or would have paid the purchase price of the interest rate floor.

         ILLIQUID SECURITIES AND OTHER INVESTMENTS Each HLS Fund is permitted to invest in illiquid securities or other investments. An HLS Fund will not, however, acquire illiquid securities or investments if 15% of its net assets would consist of such securities or other investments. "Illiquid" securities or investments are those that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine an HLS Fund's net asset value. An HLS Fund may not be able to sell illiquid securities or other investments when the subadviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on net asset value. Each HLS Fund may purchase certain restricted securities (known as Rule 144A securities) that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines of the board of directors.

         Under current interpretations of the SEC staff, the following types of securities are considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) certain restricted securities (securities whose public resale is subject to legal or contractual restrictions); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities or investments that are not readily marketable.

         WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES Each HLS Fund is permitted to purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. While the HLS Funds generally purchase securities on a when-issued basis with the intention of acquiring the securities, the HLS Funds may sell the securities before the settlement date if the subadviser deems it advisable. At the time an HLS Fund makes the commitment to purchase securities on a when-issued basis, the HLS Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the HLS Fund. At the time of delivery of the securities, the value may be more or less than the purchase price.

         DOLLAR ROLLS In connection with their ability to purchase securities on a when-issued or forward commitment basis, each HLS Fund, except Capital Opportunities HLS Fund, Global Equity HLS Fund and Investors Growth HLS Fund, may enter into "dollar rolls" in which an HLS Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The HLS Fund gives up the right to receive principal and interest paid on the securities sold. However, the HLS Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income and capital appreciation that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the HLS Fund compared with what such performance would have been without the use of dollar rolls. The benefits derived from the use of dollar rolls may depend, among other things, upon the ability of the subadviser to predict interest rates correctly. There is no assurance that dollar rolls can be successfully employed. In addition, the use of dollar rolls by an HLS Fund while remaining substantially fully invested increases the amount of the HLS Fund's assets that are subject to market risk to an amount that is greater than the HLS Fund's net asset value, which could result in increased volatility of the price of the HLS Fund's shares.

         OTHER INVESTMENT COMPANIES Each HLS Fund is permitted to invest in other investment companies. The investment companies in which an HLS Fund would invest may or may not be registered under the 1940 Act. Small Cap Value HLS Fund may not invest in other investment companies, except in connection with a plan of merger, consolidation, reorganization or acquisition of assets, or in the open market involving no commission or profit to a sponsor or dealer (other than a customary broker's commission). Securities in certain countries are currently accessible to the HLS Funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. Generally, an HLS Fund will not purchase a security of an investment company if, as a result, (1) more than 10% of the HLS Fund's assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any one such investment company being held by the HLS Fund; or (3) more than 5% of the HLS Fund's assets would be invested in any one such investment company.

         Blue Chip Stock HLS Fund and International Stock II HLS Fund may invest in shares of the T. Rowe Price Reserve Investment Funds, Inc., money market funds managed by T. Rowe Price (Blue Chip Stock HLS Fund's subadviser) and made available to clients of T. Rowe Price. The T. Rowe Price Reserve Investment Fund does not charge investment advisory fees and T. Rowe Price received an exemptive order from the Securities and Exchange Commission that permits a fund to invest up to 25% of total assets in the T. Rowe Price Reserve Investment Fund. Multisector Bond HLS Fund may invest in shares that have AIM, the Fund's subadviser, or an affiliate of AIM as an investment adviser ("the Affiliated Money Market Funds"), provided that such purchases are in compliance with the 1940 Act. With respect to Multisector Bond HLS Fund's purchase of shares of the Affiliated Money Market Funds, the Fund will pay the advisory fees and other operating expenses of the Affiliated Money Market Funds.

         REITS Multisector Bond HLS Fund, American Leaders HLS Fund, Value Opportunities HLS Fund, Blue Chip Stock II HLS Fund and Small Cap Value HLS Fund may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the HLS Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). By investing in a REIT, an HLS Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the HLS Fund.

         Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

         LENDING PORTFOLIO SECURITIES Subject to its investment restrictions set forth under "Investment Objectives and Policies" above, each of the HLS Funds may lend its portfolio securities to broker/dealers and other institutions as a means of earning interest income. The borrower will be required to deposit as collateral, cash, cash equivalents, U.S. government securities or other high quality liquid debt securities that at all times will be at least equal to 100% of the market value of the loaned securities and such amount will be maintained in a segregated account of the respective HLS Fund. While the securities are on loan the borrower will pay the HLS Fund any income accruing thereon.

         Delays or losses could result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities. The HLS Funds may lend securities only if: (1) each loan is fully secured by appropriate collateral at all times, and (2) the value of all securities loaned by an HLS Fund is not more than 33.33% of the HLS Fund's total assets taken at the time of the loan (including collateral received in connection with any loans).

         ASSET COVERAGE To the extent required by SEC guidelines, an HLS Fund will only engage in transactions that expose it to an obligation to another party if it owns either (1) an offsetting position for the same type of financial asset, or (2) cash or liquid securities, designated on the HLS Fund's books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Assets used as offsetting positions, designated on the HLS Fund's books, or held in a segregated account cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. As a result, the commitment of a large portion of assets to be used as offsetting positions or to be designated or segregated in such a manner could impede portfolio management or the ability to meet redemption requests or other current obligations.

         BORROWING Each HLS Fund may borrow money to the extent set forth under "Investment Objectives and Policies" above. The HLS Funds do not currently intend to borrow for leverage purposes, except as may be set forth under "Investment Objectives and Policies." Interest paid on borrowings will decrease the net earnings of an HLS Fund and will not be available for investment.

         PORTFOLIO TURNOVER The portfolio rates for Capital Opportunities HLS Fund (102%), Investors Growth HLS Fund (274%) and Growth Opportunities HLS Fund (228%) were significantly higher in fiscal year 2001 than in fiscal year 2000 primarily because of market volatility and more active management approaches, and additionally for Growth Opportunities HLS Fund, repositioning of the fund's portfolio by new management.

                               HLS FUND MANAGEMENT

         The Company has a board of directors that elect officers who are responsible for the day-to-day operations of the HLS Funds and that execute policies formulated by the directors. The following tables set forth information about the directors and officers of the Company; the first table relates to those directors who are deemed not to be "interested persons" of the Company, as that term is defined in the 1940 Act (i.e., "non-interested directors"), while the second table provides information about the Company's "interested" directors and its officers.

NON-INTERESTED DIRECTORS AND OFFICERS

----------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF
                                         TERM OF                                         PORTFOLIOS
                           POSITION      OFFICE*                                          IN FUND          OTHER
                           HELD WITH   AND LENGTH                                         COMPLEX      DIRECTORSHIPS
                             THE         OF TIME     PRINCIPAL OCCUPATION(S) DURING      OVERSEEN BY      HELD BY
NAME, AGE AND ADDRESS       COMPANY      SERVED                PAST 5 YEARS               DIRECTOR        DIRECTOR
----------------------------------------------------------------------------------------------------------------------
ALLEN R. FREEDMAN          Director    Since 1987   Director, Fortis, Inc.; prior to         24       Systems and
(age 61)                                            July 2000, Chairman & CEO,                        Computer
One Chase Manhattan Plaza                           Fortis, Inc., and Managing                        Technology
New York, New York                                  Director of Fortis International,                 Corporation
                                                    N.V.; director of Systems and
                                                    Computer Technology Corporation.

DR. ROBERT M. GAVIN        Director    Since 1986   Educational consultant; prior to         24
(age 61)                                            September 1, 2001, President,
380 Lone Pine Road                                  Cranbrook Education Community;
Bloomfield, Michigan                                prior to July 1996, President,
                                                    Macalester College, St. Paul, MN.

JEAN L. KING               Director    Since 1986   President, Communi-King, a               24             N/A
(age 57)                                            communications consulting firm.
12 Evergreen Lane
St. Paul, Minnesota

PHILLIP O. PETERSON        Director    Since 2000   Mutual fund industry consultant;         24             N/A
(age 57)                                            Partner of KPMG LLP, through June
11155 Kane Trail                                    1999.
Northfield, Minnesota

ROBB L. PRINCE             Director    Since 1986   Financial and employee benefit           24       Analysts
(age 60)                                            consultant; prior to July 1995,                   International
5108 Duggan Plaza                                   Vice President and Treasurer,                     Corporation
Edina, Minnesota                                    Jostens, Inc., a producer of
                                                    products and services for
                                                    youth, education, sports
                                                    award, and recognition
                                                    markets; director of
                                                    Analysts International
                                                    Corporation.

NON-INTERESTED DIRECTORS AND OFFICERS

----------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF
                                         TERM OF                                         PORTFOLIOS
                           POSITION      OFFICE*                                          IN FUND          OTHER
                           HELD WITH   AND LENGTH                                         COMPLEX      DIRECTORSHIPS
                             THE         OF TIME     PRINCIPAL OCCUPATION(S) DURING      OVERSEEN BY      HELD BY
NAME, AGE AND ADDRESS       COMPANY      SERVED                PAST 5 YEARS               DIRECTOR        DIRECTOR
----------------------------------------------------------------------------------------------------------------------
LEONARD J. SANTOW          Director    Since 1986   Principal, Griggs & Santow, Inc.,        24             N/A
(age 65)                                            economic and financial
75 Wall Street, 21st                                consultants.
Floor
New York, New York

NOEL F. SCHENKER           Director    Since 1996   Senior Vice President, Marketing         24             N/A
(age 48)                                            and New Business Development,
1908 W. 49th Street                                 Select Comfort Corporation, a
Minneapolis, Minnesota                              manufacturer, retailer and direct
                                                    merchant of airbeds and
                                                    sleep-related products;
                                                    prior to 2000, marketing
                                                    consultant; prior to 1996,
                                                    Senior Vice President,
                                                    Marketing and Strategic
                                                    Planning, Rollerblade, Inc.,
                                                    a manufacturer of in-line
                                                    skates and related gear and
                                                    accessories.

DR. LEMMA W. SENBET        Director    Since 2000   The William E. Mayer Professor of        24             N/A
(age 55)                                            Finance and Chair, Finance
4435 Van Munching Hall                              Department, University of
College Park, Maryland                              Maryland, College Park, MD;
                                                    consultant, international
                                                    financial institutions.


* Term of Office: Each director may serve until his or her successor is elected and qualifies. It is expected that shareholders of Hartford HLS Series Fund II, Inc. will be asked to elect new members of the board of directors in order to bring the membership of the board in line with the other mutual funds in the Hartford fund complex. As a result, it is possible that the term of most of the individuals listed above will end later this year.

OFFICERS AND INTERESTED DIRECTORS

----------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF
                                         TERM OF                                         PORTFOLIOS
                           POSITION      OFFICE*                                          IN FUND          OTHER
                           HELD WITH   AND LENGTH                                         COMPLEX      DIRECTORSHIPS
                             THE         OF TIME     PRINCIPAL OCCUPATION(S) DURING      OVERSEEN BY      HELD BY
NAME, AGE AND ADDRESS       COMPANY      SERVED                PAST 5 YEARS               DIRECTOR        DIRECTOR
----------------------------------------------------------------------------------------------------------------------
DAVID M. ZNAMIEROWSKI**     President    Since 2001  President of Hartford Investment        72             N/A
(age 41)                    and                      Management Company ("HIMCO") and
55 Farmington Avenue        Director                 Senior Vice President, Chief
Hartford, Connecticut                                Investment Officer and Director
                                                     of Investment Strategy for
                                                     Hartford Life, Inc.  Managing
                                                     Member and Senior Vice President
                                                     of Hartford Investment Financial
                                                     Services, LLC ("HIFSCO") and HL
                                                     Investment Advisors, LLC ("HL
                                                     Advisors").

ROBERT W. BELTZ, JR.        Vice         Since 1993  Vice President, Securities              N/A            N/A
(age 52)                    President                Operations of  Hartford
500 Bielenberg Drive                                 Administrative Services Company
Woodbury, Minnesota                                  ("HASCO"), the former transfer
                                                     and dividend disbursing agent
                                                     for the New Hartford HLS Funds.

KEVIN J. CARR               Vice         Since 2001  Assistant General Counsel since         N/A            N/A
(age 47)                    President                1999, Counsel since November
55 Farmington Avenue        and                      1996 and Associate Counsel since
Hartford, CT 06105          Assistant                November 1995, of The Hartford
                            Secretary                Financial Services Group, Inc.
                                                     Counsel and Assistant Secretary
                                                     of HL Advisors and HIFSCO and
                                                     Assistant Secretary of HIMCO.

TAMARA L. FAGELY            Vice         Since 1993  Vice President of HASCO since           N/A            N/A
(age 43)                    President                1998; prior to 1998, Second Vice
500 Bielenberg Drive        and                      President of HASCO.
Woodbury, Minnesota         Treasurer

GEORGE RICHARD JAY          Vice         Since 2001  Secretary and Director, Life and        N/A            N/A
(age 49)                    President                Equity Accounting and Financial
P.O. Box 2999               and                      Control, of Hartford Life
Hartford, CT 06104-2999     Assistant                Insurance Company since 1987.
                            Treasurer

OFFICERS AND INTERESTED DIRECTORS

----------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF
                                         TERM OF                                         PORTFOLIOS
                           POSITION      OFFICE*                                          IN FUND          OTHER
                           HELD WITH   AND LENGTH                                         COMPLEX      DIRECTORSHIPS
                             THE         OF TIME     PRINCIPAL OCCUPATION(S) DURING      OVERSEEN BY      HELD BY
NAME, AGE AND ADDRESS       COMPANY      SERVED                PAST 5 YEARS               DIRECTOR        DIRECTOR
----------------------------------------------------------------------------------------------------------------------
STEPHEN T. JOYCE            Vice         Since 2001  Senior Vice President and               N/A            N/A
(age 42)                    President                director of investment products
P. O. Box 2999                                       management for Hartford Life
Hartford, CT 06104-2999                              Insurance Company. Previously he
                                                     served as Vice President
                                                     (1997-1999) and Assistant Vice
                                                     President (1994-1997) of
                                                     Hartford Life Insurance Company.

DAVID N. LEVENSON           Vice         Since 2001  Senior Vice President of                N/A            N/A
(age 35)                    President                Hartford Life Insurance Company
P.O. Box 2999                                        and is responsible for the
Hartford, CT 06104-2999                              Company's mutual funds line of
                                                     business and its corporate
                                                     retirement plans line of
                                                     business. Joined The Hartford in
                                                     1995.  Senior Vice President of
                                                     HIFSCO.

OFFICERS AND INTERESTED DIRECTORS

----------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF
                                         TERM OF                                         PORTFOLIOS
                           POSITION      OFFICE*                                          IN FUND          OTHER
                           HELD WITH   AND LENGTH                                         COMPLEX      DIRECTORSHIPS
                             THE         OF TIME     PRINCIPAL OCCUPATION(S) DURING      OVERSEEN BY      HELD BY
NAME, AGE AND ADDRESS       COMPANY      SERVED                PAST 5 YEARS               DIRECTOR        DIRECTOR
----------------------------------------------------------------------------------------------------------------------
THOMAS MICHAEL MARRA        Vice         Since 2001  President and Chief Operating           N/A            N/A
(age 43)                    President                Officer of Hartford Life,
P.O. Box 2999                                        Inc. Member of the Board of
Hartford, CT 06104-2999                              Directors and a member of the
                                                     Office of the Chairman for
                                                     The Hartford Financial
                                                     Services Group, Inc., the
                                                     parent company of Hartford
                                                     Life. Named President of
                                                     Hartford Life in 2001 and
                                                     COO in 2000, served as
                                                     Executive Vice President
                                                     and Director of Hartford
                                                     Life's Investment Products
                                                     Division from 1998 to 2000.
                                                     Head of the company's
                                                     Individual Life and
                                                     Annuities Division from
                                                     1994 to 1998 after being
                                                     promoted to Senior Vice
                                                     President in 1994 and to
                                                     Executive Vice President in
                                                     1996. From 1990 to 1994,
                                                     Vice President and Director
                                                     of Individual Annuities.
                                                     Managing Member and
                                                     Executive Vice President of
                                                     HIFSCO and HL Advisors.

SCOTT R. PLUMMER            Vice         Since 1996  Vice President, Associate               N/A            N/A
(age 42)                    President                General Counsel and Assistant
500 Bielenberg Drive        and                      Secretary of HASCO.
Woodbury, Minnesota         Assistant
                            Secretary

JOHN C. WALTERS             Vice         Since 2001  Executive Vice President and            N/A            N/A
(age 39)                    President                Director of the Investment
P.O. Box 2999                                        Products Division of Hartford
Hartford, CT 06104-2999                              Life Insurance Company.
                                                     Previously with First Union
                                                     Securities.  Managing Member and
                                                     Executive Vice President of
                                                     HIFSCO and HL Advisors.

OFFICERS AND INTERESTED DIRECTORS

----------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF
                                         TERM OF                                         PORTFOLIOS
                           POSITION      OFFICE*                                          IN FUND          OTHER
                           HELD WITH   AND LENGTH                                         COMPLEX      DIRECTORSHIPS
                             THE         OF TIME     PRINCIPAL OCCUPATION(S) DURING      OVERSEEN BY      HELD BY
NAME, AGE AND ADDRESS       COMPANY      SERVED                PAST 5 YEARS               DIRECTOR        DIRECTOR
----------------------------------------------------------------------------------------------------------------------
MICHAEL J. RADMER           Secretary    Since 1986  Partner, Dorsey & Whitney LLP,          N/A            N/A
(age 56)                                             the Company's General Counsel.
220 South 6th Street
Minneapolis, Minnesota

*Term of Office: Each officer and director may serve until his or her successor is elected and qualifies.

**"Interested person," as defined in the 1940 Act, because of the person's affiliation with, or equity ownership of HL Advisors, HIMCO or affiliated companies. Mr. Znamierowski serves as a Managing Member and Senior Vice President of HL Advisors, the investment adviser to the HLS Funds, and is a Senior Vice President, Chief Investment Officer and Director of Investment Strategy for Hartford Life, an affiliate of HL Advisors.

         All directors and officers of the Hartford HLS Series Fund II, Inc. are also officers and directors of Fortis Securities, Inc., a closed-end registered investment company, and Hartford-Fortis Series Fund, Inc., an open-end registered investment company. Mr. Znamierowski, as a director, and Messrs. Carr, Jay, Joyce, Levenson, Marra and Walters, as officers, serve in these same capacities with 13 other registered investment companies within the fund complex, which is comprised of those investment companies for which HIFSCO or HL Advisors serve as investment adviser.

         STANDING COMMITTEES. The board of directors of the Company has established an Executive Committee and Audit Committee which are authorized to act in the intervals between regular board meetings with full capacity and authority of the board of directors, except as limited by law. The Executive Committee currently consists of Dr. Gavin, Messrs. Freedman, Prince and Znamierowski, and Mss. King and Schenker. The Executive Committee met one time during the fiscal year ended December 31, 2001. The functions of the Executive Committee are to, when necessary, act on behalf of the full board of directors between board meetings; to review and evaluate matters relating to board governance and board operations, recommending changes when determined to be necessary; on an annual basis, to review contract renewal information provided by fund management, request additional information when needed and make a recommendation to the full board on contract renewal; and, for the non-interested directors who are members of the Executive Committee, to serve as members of the fund's Nomination Committee, as further described below.

         The Audit Committee currently consists of Messrs. Freedman and Peterson and Dr. Senbet. Each member of the Audit Committee has been determined by the board of directors to be "independent" within the meaning of the rules of the New York Stock Exchange. The Audit Committee met three times during the fiscal year ended December 31, 2001. The functions performed by the Audit Committee are to recommend annually to the Board a firm of independent certified public accountants to audit the books and records of the Company for the ensuing year; to monitor that firm's performance; to review with the firm the scope and results of each audit and determine the need, if any, to extend audit procedures; to confer with the firm and representatives of the Company on matters concerning the Company's financial statements and reports, including the appropriateness of its accounting practices and of its financial controls and procedures; to evaluate the independence of the firm; to review procedures to safeguard portfolio securities; to review the purchase by the Company from the firm of nonaudit services; to review all fees paid to the firm; and to facilitate communications between the firm and the Company's officers and directors.

         The non-interested directors who are members of the Executive Committee (e.g., Messrs. Freedman and Prince, Dr. Gavin and Mss. King and Schenker) comprise the Nominating Committee of the board of directors. The Nominating Committee met one time during the fiscal year ended December 31, 2001. The function of the Nominating Committee is to screen and select candidates to the board of directors. Any recommendations for nominees should be directed to the Secretary of Hartford HLS Series Fund II, Inc., who will forward them to the Nominating Committee. The Nominating Committee will consider nominees recommended by shareholders if the Committee is considering other nominees at the time of the recommendation and if the nominee meets the Committee's criteria.

The following table discloses the dollar range of equity securities beneficially owned by each director as of December 31, 2001(i) in each New Hartford HLS Fund and (ii) on an aggregate basis in any registered investment companies overseen by the director within the same family of investment companies as Hartford HLS Series Fund II, Inc.


                                                                                      AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                       SECURITIES IN ALL REGISTERED
                                                                                      INVESTMENT COMPANIES OVERSEEN BY
                                         DOLLAR RANGE OF EQUITY SECURITIES IN         DIRECTOR IN FAMILY OF INVESTMENT
NAME OF DIRECTOR                                       THE FUND                                  COMPANIES
----------------                         -------------------------------------        --------------------------------
Robb L. Prince                           Over $100,000 -  International Stock                   Over $100,000
                                         HLS Fund

David M. Znamierowski                    None                                                   None

Allen R. Freedman                        None                                                   None

Dr. Robert M. Gavin                      None                                                   None

Jean L. King                             None                                                   None

Phillip O. Peterson                      None                                                   None

Leonard J. Santow                        None                                                   None

Noel F. Schenker                         None                                                   None

Dr. Lemma W. Senbet                      None                                                   None





         On April 2, 2001, Hartford Life acquired all of the outstanding stock of Fortis Advisers, Inc. ("Fortis Advisers"), which at that time served as investment adviser to the HLS Funds. The acquisition by Hartford Life resulted in an "assignment" (as defined in the 1940 Act, as amended) of the existing investment advisory and management agreements between the HLS Funds and Fortis Advisers, resulting in their automatic termination. Upon the termination of the existing advisory agreement, HL Advisors became the investment manager to the HLS Funds pursuant to interim investment management agreements with the HLS Funds. At the same time, HL Advisors entered into interim sub-advisory agreements with the subadvisers for the day-to-day management of the HLS

Funds. In approving the interim management and sub-advisory agreements, the board of directors of the Company determined that the scope and quality of services to be provided to the funds under the interim agreements would be at least equivalent to the scope and quality of services provided under the agreement with Fortis Advisers.

         In addition to their approval of the interim management and sub-advisory agreements, the board of directors approved a definitive investment management agreement between HL Advisors and the HLS Funds, and approved definitive sub-advisory agreements between HL Advisors and each of the investment subadvisers. In making its decision, the board of directors considered: (i) the performance records of HL Advisors and each subadviser; (ii) their resources; (iii) their investment philosophy; (iv) the expertise of their investment personnel; (v) the steps such firms take to retain top investment management talent; (vi) their intentions to provide appropriate support to the servicing of the funds; and their overall reputation. The directors also considered the facts:

         o that the fees to be paid by each HLS Fund under the advisory agreements would be paid at the same rate as under the agreement with the previous investment adviser, and that there was no intention at that time to propose fee increases;

         o that HL Advisors had agreed to pay the costs of Hartford Administrative Services Company ("HASCO") for its services as transfer agent, registrar, and dividend disbursing agent and that any amendment which would relieve HL Advisors of this obligation and impose such costs on any HLS Fund, thereby increasing such HLS Fund's expense ratio, would require the approval of a majority of the directors of such HLS Fund who are not "interested persons" (as that term is defined in the 1940 Act) of the HLS Fund or HL Advisors, and that at that time there was no current intention to amend such agreement (HASCO is the former transfer and dividend disbursing agent for the New Hartford HLS Funds); and

         o that if a HLS Fund was later merged into another HLS Fund, or into a fund currently advised by an entity affiliated with Hartford Life, fund expenses borne by shareholders may change, and that such mergers will only occur following the favorable vote of fund shareholders.

         In arriving at their decision to approve each of the investment management and sub-advisory agreements, the board of directors of Hartford HLS Series Fund II, Inc. did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.


         COMPENSATION OF OFFICERS AND DIRECTORS The HLS Funds pay no salaries or compensation to any officer or director who is employed by The Hartford. The chart below sets forth the fees paid by the HLS Funds to the non-interested directors for the 2001 fiscal year and certain other information:

                                                         Pension Or                            Total Compensation
                                    Aggregate       Retirement Benefits     Estimated Annual   From the Funds And
                               Compensation From    Accrued As Part Of      Benefits Upon    Fund Complex Paid To
Name of Person, Position           the Funds          Fund Expenses           Retirement          Directors*
--------------------------------------------------------------------------------------------------------------------
Allen R. Freedman, Director         $11,823                 $0                   $0                 $52,853
Richard W. Cutting, Director**       $5,350                 $0                   $0                 $18,400
Dr. Robert M. Gavin, Director       $12,850                 $0                   $0                 $44,250
Jean L. King, Director              $12,700                 $0                   $0                 $42,900

Phillip O. Peterson, Director       $12,900                 $0                   $0                 $44,700
Robb L. Prince, Director            $13,000                 $0                   $0                 $45,600
Leonard J. Santow, Director         $13,025                 $0                   $0                 $45,825
Noel F. Schenker, Director          $12,425                 $0                   $0                 $40,425
Dr. Lemma W. Senbet, Director       $13,225                 $0                   $0                 $47,625
Joseph M. Wikler, Director**        $13,225                 $0                   $0                 $47,625

         *As of December 31, 2001, three registered investment companies in the Complex paid compensation to the directors.

         ** Richard W. Cutting retired from the board of directors effective June 6, 2001. Joseph M. Wikler resigned from the board of directors effective December 31, 2001.



         As of March 31, 2002, the officers and directors as a group beneficially owned less than 1% of the outstanding shares of each HLS Fund.

         The Company's corporate documents provide that the Company to the fullest extent permitted by Maryland law and the federal securities laws shall indemnify its officers and directors. Neither the Charter nor the Bylaws authorize an HLS Fund to indemnify any director or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

         During the fiscal year ended December 31, 2001, each HLS Fund paid legal fees and expenses as set forth below to a law firm of which the Company's Secretary is a partner:


         U.S. Government Securities HLS Fund                $ 5,700
         Multisector Bond HLS Fund                          $ 1,000
         American Leaders HLS Fund                          $   436
         Value Opportunities HLS Fund                       $ 4,200
         Capital Opportunities HLS Fund                     $   677
         Blue Chip Stock HLS Fund                           $ 8,750
         Blue Chip Stock II HLS Fund                        $   631
         International Stock HLS Fund                       $ 4,250
         International Stock II HLS Fund                    $   800
         Mid Cap Stock HLS Fund                             $ 1,600
         Small Cap Value HLS Fund                           $ 3,000
         Global Equity HLS Fund                             $   380
         Large Cap Growth HLS Fund                          $ 3,500
         Investors Growth HLS Fund                          $ 1,500
         Growth Opportunities HLS Fund                      $27,050
         SmallCap Growth HLS Fund                           $ 8,500

                       INVESTMENT MANAGEMENT ARRANGEMENTS

         The Company has entered into an investment management agreement with HL Investment Advisors LLC ("HL Advisors") on behalf of each HLS Fund. The investment advisory agreement provides that HL Advisors, subject to the supervision and approval of the Company's board of directors, is responsible for the management of each HLS Fund. HL Advisors is responsible for investment management supervision of all HLS Funds. The investment advisory agreement does not require HL Advisors to bear the costs of the HLS Funds' transfer agent, registrar, and dividend disbursing agent. However, with respect to each of the HLS Funds, HL Advisors has entered into an agreement with HISCO whereby HISCO will provide these services and HL Advisors will pay the related expenses and fees of HISCO. In addition, Hartford Life provides administrative services to the HLS Funds including personnel, services, equipment and facilities and office space for proper operation of the HLS Funds. Administrative services provided by Hartford Life to New Hartford HLS Funds are covered by the management fee paid by each New Hartford HLS Fund to HL Advisors under the applicable investment management agreement. Although Hartford Life has agreed to arrange for the provision of additional services necessary for the proper operation of the HLS Funds, each HLS Fund pays for these services directly.

         HL Advisors has entered into sub-advisory agreements with the subadvisers of each HLS Fund. Under the sub-advisory agreements, subject to the general supervision of the board of directors and HL Advisors, the subadviser is responsible for (among other things) the day-to-day investment and reinvestment of the assets of such HLS Funds and furnishing each such HLS Fund with advice and recommendations with respect to investments and the purchase and sale of appropriate securities for each HLS Fund.

         The Company has received an exemptive order from the Securities and Exchange Commission that permits HL Advisors to appoint new subadvisers, with approval by the Board of Directors and without obtaining approval from those contract holders that participate in the applicable Fund. Within 90 days after hiring any new subadviser, affected contract holders will receive all information about the new sub-advisory relationship that would have been included if a proxy statement had been required. HL Advisors will not enter into a sub-advisory agreement with an affiliated subadviser unless contract holders approve such agreement

         The specific conditions of the exemptive order are as follows:

1. Before the Company may rely on the exemptive order, the operation of the Company under a Manager of Managers structure must be approved by a majority of the outstanding voting securities. This approval was received in a shareholder meeting held August 12, 1999.

2. The Company must disclose in its prospectus the existence, substance and effect of the exemptive order. In addition, the Company must hold itself out to the public as employing the Manager of Managers structure. The prospectus will prominently disclose that HL Advisors has ultimate responsibility (subject to oversight by the board of directors) to oversee the subadvisers and recommend their hiring, termination and replacement.

3. Within ninety (90) days of the hiring of any new subadviser, the contract holders participating in the relevant Fund will be furnished all information about the new subadviser that would be included in a proxy statement, except as modified by the order to permit aggregate fee disclosure. This information will include aggregate fee disclosure and any change in such disclosure caused by the addition of a new subadviser. HL Advisors will meet this condition by providing contract holders with an information statement meeting the requirements of Regulation 14C, Schedule 14C, and Item 22 of Schedule 14A under the 1934 Act, except as modified by the order to permit aggregate fee disclosure.

4. HL Advisors will not enter into a sub-advisory agreement with any affiliated subadviser without that sub-advisory agreement, including the compensation to be paid thereunder, being approved by contract holders.

5. At all times, a majority of the board of directors of the Company will be directors who are not "interested persons," as that term is defined in
     Section 2(a)(19) of the 1940 Act, of the Company ("Independent

     Directors"), and the nomination of new or additional Independent Directors will be at the discretion of the then-existing Independent Directors.

6. When a subadviser change is proposed for an HLS Fund with an affiliated subadviser, the board of directors, including a majority of the Independent Directors, will make a separate finding, reflected in the board of directors' minutes, that the change is in the best interests of the HLS Fund and the contract holders participating in that HLS Fund and does not involve a conflict of interest from which HL Advisors or the affiliated subadviser derives an inappropriate advantage.

7. HL Advisors will provide general management services to the Company and the HLS Funds, including overall supervisory responsibility for the general management and investment of each HLS Fund's securities portfolio, and, subject to review and approval by the board of directors, will: (a) set each HLS Fund's overall investment strategies; (b) evaluate, select and recommend subadvisers to manage all or a part of a HLS Fund's assets; (c) allocate and, when appropriate, reallocate a HLS Fund's assets among multiple subadvisers; (d) monitor and evaluate the investment performance of subadvisers; and (e) implement procedures reasonably designed to ensure that the subadvisers comply with the relevant HLS Fund's investment objective, policies and restrictions.

8. No director or officer of the Company or directors or officers of HL Advisors will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person) any interest in any subadviser except for (i) ownership of interests in HL Advisors or any entity that controls, is controlled by or is under common control with HL Advisors; or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a subadviser or any entity that controls, is controlled by or is under common control with a subadviser.

9. The Company will include in its registration statement the aggregate fee disclosure.

10. Independent counsel knowledgeable about the 1940 Act and the duties of Independent Directors will be engaged to represent the Independent Directors of the HLS Fund. The selection of such counsel will be within the discretion of the then-existing Independent Directors.

11. HL Advisors will provide the board of directors, no less than often than quarterly, with information about HL Advisors' profitability on a per-HLS Fund basis. Such information will reflect the impact on profitability of the hiring or termination of any subadviser during the applicable quarter.

12. When a subadviser is hired or terminated, HL Advisors will provide the board of directors with information showing the expected impact on HL Advisors' profitability.


     As provided by the investment management agreement, the each HLS Fund pays a monthly management fee to HL Advisors (which covers, in addition to investment management services, certain administrative services, which are provided by Hartford Life). These fees are accrued daily and paid monthly, at an annual rate stated as a percentage of the respective HLS Fund's average daily net asset value as follows:

U.S. GOVERNMENT SECURITIES HLS FUND

NET ASSET VALUE                                           ANNUAL RATE
---------------                                           -----------
First $50,000,000                                              0.500%
Amount over $50 million                                        0.450%

MULTISECTOR BOND HLS FUND

NET ASSET VALUE                                           ANNUAL RATE
---------------                                           -----------
First $100,000,000                                             0.750%

Amount over $100 million                                       0.650%

AMERICAN LEADERS HLS FUND

NET ASSET VALUE                                           ANNUAL RATE
---------------                                           -----------
First $35,000,000                                              0.900%
Next $65,000,000                                               0.750%
Amount over $100 million                                       0.650%


VALUE OPPORTUNITIES HLS FUND, GROWTH OPPORTUNITIES HLS FUND AND SMALLCAP GROWTH HLS FUND

NET ASSET VALUE                                           ANNUAL RATE
---------------                                           -----------
First $100,000,000                                             0.700%
Amount over $100 million                                       0.600%

CAPITAL OPPORTUNITIES HLS FUND AND INVESTORS GROWTH HLS FUND

NET ASSET VALUE                                           ANNUAL RATE
---------------                                           -----------
First $200,000,000                                             0.900%
Next $300,000,000                                              0.850%
Amount over $500 million                                       0.800%

BLUE CHIP STOCK HLS FUND AND INTERNATIONAL STOCK II HLS FUND

NET ASSET VALUE                                           ANNUAL RATE
---------------                                           -----------
First $100,000,000                                             0.900%
Amount over $100 million                                       0.850%

BLUE CHIP STOCK II HLS FUND

NET ASSET VALUE                                           ANNUAL RATE
---------------                                           -----------
First $200,000,000                                             0.950%
Amount over $200 million                                       0.900%

INTERNATIONAL STOCK HLS FUND

NET ASSET VALUE                                           ANNUAL RATE
---------------                                           -----------
First $100,000,000                                             0.850%
Amount over $100 million                                       0.800%

MID CAP STOCK HLS FUND

NET ASSET VALUE                                           ANNUAL RATE
---------------                                           -----------
First $100,000,000                                             0.900%
Next $150,000,000                                              0.850%
Amount over $250 million                                       0.800%

SMALL CAP VALUE HLS FUND

NET ASSET VALUE                                           ANNUAL RATE
---------------                                           -----------
First $50,000,000                                              0.900%
Amount over $50 million                                        0.850%

GLOBAL EQUITY HLS FUND

NET ASSET VALUE                                           ANNUAL RATE
---------------                                           -----------
First $200,000,000                                             1.000%
Next $300,000,000                                              0.950%
Amount over $500 million                                       0.900%

LARGE CAP GROWTH HLS FUND

NET ASSET VALUE                                           ANNUAL RATE
---------------                                           -----------
First $100,000,000                                             0.900%
Next $100,000,000                                              0.850%
Amount over $200 million                                       0.800%


         HL Advisors, not any HLS Fund, pays the subadvisory fees to the subadvisers. HL Advisors pays HIMCO the direct and indirect costs incurred in managing the HIMCO-advised HLS Fund. The sub-advisory fee rates are as follows:


FUND                                              SUBADVISER        NET ASSET VALUE                        ANNUAL RATE
----                                              ----------        ---------------                        -----------
U.S. Government Securities HLS Fund                 HIMCO           All assets                               At Cost
Multisector Bond HLS Fund                            AIM            For the first $200 million                .450%
                                                                    For assets over $200 million              .400%
American Leaders HLS Fund                         Federated         For the first $35 million                 .500%
                                                                    $35 million-$100 million                  .350%
                                                                    For assets over $100 million              .250%
Value Opportunities HLS Fund                      Wellington        First $50 million                         .400%
                                                                    Next $100 million                         .300%
                                                                    Next $350 million                         .250%
                                                                    Over $500 million                         .200%
Capital Opportunities HLS Fund                       MFS            For the first $200 million                .500%
                                                                    $200-$500 million                         .450%
                                                                    For assets over $500 million              .400%
Blue Chip Stock HLS Fund                        T. Rowe Price       For the first $50 million                 .500%
                                                                    For assets over $50 million               .400%
Blue Chip Stock II HLS Fund                          AIM            For the first $200 million                .550%
                                                                    For assets over $200 million              .500%
International Stock HLS Fund                        Lazard          For the first $100 million                .450%
                                                                    For assets over $100 million              .375%
International Stock II HLS Fund (1)          Price International    For the first $20 million                 .750%
                                                                    $20-$50 million                           .600%
                                                                    $50-$200 million                          .500%
                                                                    For assets over $200 million              .500%
Mid Cap Stock HLS Fund                             Dreyfus          For the first $100 million                .500%
                                                                    $200-$500 million                         .450%
                                                                    For assets over $500 million              .400%
Small Cap Value HLS Fund                            Berger          For the first $50 million                 .500%
                                                                    For assets over $50 million               .450%
Global Equity HLS Fund                               MFS            For the first $200 million                .600%
                                                                    $200-$500 million                         .550%
                                                                    For assets over $500 million              .500%

FUND                                              SUBADVISER        NET ASSET VALUE                        ANNUAL RATE
----                                              ----------        ---------------                        -----------
Large Cap Growth HLS Fund                          Alliance         For the first $100 million                .500%
                                                                    For the next $100 million                 .450%
                                                                    For assets over $200 million              .400%
Investors Growth HLS Fund                            MFS            For the first $200 million                .500%
                                                                    $200-$500 million                         .450%
                                                                    For assets over $500 million              .400%
Growth Opportunities HLS Fund                     Wellington        First $50 million                         .400%
                                                                    Next $100 million                         .300%
                                                                    Next $350 million                         .250%
                                                                    Over $500 million                         .200%
SmallCap Growth HLS Fund                          Wellington        First $50 million                         .400%
                                                                    Next $100 million                         .300%
                                                                    Next $350 million                         .250%
                                                                    Over $500 million                         .200%

(1) Once the Fund exceeds $200 million in average daily net assets, the entire sub-advisory fee will become an annual rate of .500% of the Fund's average daily net assets.

         For the Small Cap Value HLS Fund, Berger Financial Group, LLC pays Perkins, Wolf, McDonnell & Company (the "Manager") an amount equal to .25 of 1% of the Fund's first $50 million of average daily net assets and .225 of 1% of the Fund's net assets in excess of $50 million.

         The HLS Funds paid the following advisory fees to their previous investment adviser (prior to April 2, 2001) and management fees to HL Advisors (on or after April 2, 2001) for the periods shown:


FUND NAME                                                       2001                2000                 1999
---------                                                       ----                ----                 ----
U.S. Government Securities HLS Fund                          $ 732,467           $  616,505          $  689,891
Multisector Bond HLS Fund                                      208,128              161,419             191,654
American Leaders HLS Fund                                      114,598               41,124                  --
Value Opportunities HLS Fund                                   845,636              673,414             638,668
Capital Opportunities HLS Fund                                 188,026               75,221                  --
Blue Chip Stock HLS Fund                                     2,198,208            2,588,798           2,030,551
Blue Chip Stock II HLS Fund                                    176,667               66,898                  --
International Stock HLS Fund                                 1,030,103            1,230,122             979,010
International Stock II HLS Fund                                338,679              499,422             614,231
Mid Cap Stock HLS Fund                                         367,450              311,502             162,691
Small Cap Value HLS Fund                                       733,107              401,636             248,146
Global Equity HLS Fund                                         110,194               63,112                  --
Large Cap Growth HLS Fund                                      815,547              932,247             443,837
Investors Growth HLS Fund                                      147,278               68,463                  --
Growth Opportunities HLS Fund                                4,993,584            7,027,245           4,716,919
SmallCap Growth HLS Fund                                     1,740,870            2,584,793           1,209,725

         For the last three fiscal years, HL Advisors (on or after April 2, 2001) or the HLS Funds' previous investment adviser (prior to April 2, 2001) paid sub-advisory fees to their respective sub-adviser as follows:

HLS FUND NAME                                                   2001                2000                1999
-------------                                                   ----                ----                ----
Multisector Bond HLS Fund                                       $124,878            $91,824             $89,438
American Leaders HLS Fund (1)                                    $56,780            $22,847                   *
Value Opportunities HLS Fund**                                  $104,114                 --                  --
Capital Opportunities HLS Fund (1)                               $89,323            $41,790                   *
Blue Chip Stock HLS Fund                                      $1,060,921         $1,127,663          $1,098,527

HLS FUND NAME                                                   2001                2000                1999
-------------                                                   ----                ----                ----
Blue Chip Stock II HLS Fund (1)                                 $102,281            $38,730                   *
International Stock HLS Fund                                    $534,401           $628,181            $510,475
International Stock II HLS Fund                                 $255,786           $277,456            $341,160
Mid Cap Stock HLS Fund                                          $204,140           $173,085             $90,384
Small Cap Value HLS Fund                                        $399,879           $223,251            $137,859
Global Equity HLS Fund (1)                                       $66,076            $37,867                   *
Large Cap Growth HLS Fund                                       $453,301           $516,783            $246,576
Investors Growth HLS Fund (1)                                    $81,821            $38,035                   *
Growth Opportunities HLS Fund**                                 $452,309                 --                  --
SmallCap Growth HLS Fund**                                      $184,335                 --                  --

*        Not in existence during this period.

** Reflects sub-advisory fees commencing April 2, 2001 when Wellington Management became the sub-adviser.

(1)      Inception date: May 1, 2000.


         For the period from April 2, 2001 through December 31, 2001, HL Advisors paid investment services fees to HIMCO of $96,814 for services provided to U.S. Government Securities HLS Fund.

         Pursuant to the investment management agreement and investment sub-advisory agreements, neither HL Advisors, nor the subadvisers are liable to the HLS Funds or their shareholders for an error of judgment or mistake of law or for a loss suffered by the HLS Funds in connection with the matters to which their respective agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the subadvisers in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable agreement.

         HL Advisors, whose principal business address is at 200 Hopmeadow Street, Simsbury, Connecticut 06089, was organized in 1981. As of December 31, 2001, HL Advisors had over $48.6 billion in assets under management.

         The investment management agreement and investment subadvisory agreements continue in effect for two years from initial approval and from year to year thereafter if approved annually by a vote of a majority of the directors of the respective HLS Fund including a majority of the directors who are not parties to an agreement or interested persons of any party to the contract, cast in person at a meeting called for the purpose of voting on such approval, or by holders of a majority of the applicable HLS Fund's outstanding voting securities. Each contract automatically terminates upon assignment as defined under the 1940 Act. The investment management agreement may be terminated without penalty on 60 days' notice at the option of either party to the contract or by vote of the holders of a majority of the outstanding voting securities of the applicable HLS Fund. The investment subadvisory agreements may be terminated at any time without the payment of any penalty by the board of directors, by vote of a majority of the outstanding voting securities of the respective HLS Fund or by HL Advisors, upon 60 days' notice to the subadviser, and by the subadviser upon 90 days' written notice to HL Advisors (with respect to that HLS Fund only). The investment subadvisory agreement terminates automatically upon the termination of the corresponding investment management agreement.

         HL Advisors may make payments from time to time from its own resources, which may include the management fees paid by the HLS Fund to compensate broker dealers, depository institutions, or other persons for providing distribution assistance and administrative services and to otherwise indirectly promote the sale of shares of the HLS Funds by promoting the sale of variable contracts including paying for the preparation, printing and distribution of prospectuses and sales literature or other promotional activities.

         The Company and HL Advisors has each adopted a Code of Ethics. Under each Code of Ethics, investment personnel are permitted to trade securities for their own account, including securities that may be purchased or held by an HLS Fund, subject to a number of restrictions. Each Code of Ethics has been filed with the SEC and may be viewed by the public.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         The HLS Funds have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to any policy established by the board of directors, the subadvisers are primarily responsible for the investment decisions of each HLS Fund and the placing of its portfolio transactions. In placing orders, it is the policy of each HLS Fund (except as described below) to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction and difficulty of execution. While each subadviser generally seeks reasonably competitive spreads or commissions, the HLS Funds will not necessarily pay the lowest possible spread or commission. Upon instructions from HL Advisors, the sub-advisers may direct certain brokerage transactions to broker/dealers who also sell shares of funds in the fund complex, or who agree to transmit a portion of the brokerage commissions on transactions executed by them to broker/dealers who sell fund shares. Upon instructions from HL Advisors, the sub-advisers may also direct certain brokerage transactions to broker/dealers that pay for certain other services used by the funds.

         Although the rules of the National Association of Securities Dealers, Inc. ("NASD") prohibit its members from seeking orders for the execution of investment company portfolio transactions on the basis of their sales of investment company shares, under such rules, sales of investment company shares may be considered by the investment company as a factor in selecting brokers to execute portfolio transactions. Accordingly, some portfolio transactions are, subject to such rules and to obtaining best prices and executions, effected through dealers who sell shares of funds in the fund complex.

         The subadvisers generally deal directly with the dealers who make a market in the securities involved (unless better prices and execution are available elsewhere) if the securities are traded primarily in the over-the-counter market. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

         Broker-dealers who provide investment research to the subadvisers may receive orders for transactions from the subadvisers. Such research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry, or economic sector. Some of these services are of value to the subadvisers, or their affiliates, in advising various of their clients (including the HLS Funds), although not all of these services are necessarily useful and of value in managing the HLS Funds. The management fee paid by an HLS Fund is not reduced because the subadvisers, or their affiliates, receive these services even though they might otherwise be required to purchase some of these services for cash. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), a subadviser may cause an HLS Fund to pay a broker-dealer that provides "brokerage and research services" (as defined in the 1934 Act) to the subadviser an amount in respect of securities transactions for the HLS Fund in excess of the amount that another broker-dealer would have charged in respect of that transaction.

         Investment decisions for the HLS Funds are made independently from those of any other clients that are managed by the subadvisers or their affiliates. If, however, accounts managed by the subadvisers are simultaneously engaged in the purchase of the same security, then, as authorized by the Company's board of directors, available securities may be allocated to each HLS Fund or other client account and may be averaged as to price in whatever manner the subadviser deems to be fair. Such allocation and pricing may affect the amount of brokerage commissions paid by each HLS Fund. In some cases, this system might adversely affect the price paid by an HLS Fund (for example, during periods of rapidly rising or falling interest rates) or limit the size of the position obtainable for an HLS Fund (for example, in the case of a small issue). Accounts managed by the subadvisers (or their affiliates) may hold securities held by an HLS Fund. Because of different investment objectives or other factors, a particular security may be bought by the subadviser for one or more clients when one or more clients are selling the same security.

         For the last three fiscal years, each HLS Fund has paid the following brokerage commissions:

FUND                                                         2001            2000           1999
----                                                         ----            ----           ----
American Leaders HLS Fund                                   $ 17,861        $  9,063             --
Value Opportunities HLS Fund                                 467,987         484,716      $ 458,252
Capital Opportunities HLS Fund                                57,284          24,150             --
Blue Chip Stock HLS Fund                                     229,428         230,096        161,581
Blue Chip Stock II HLS Fund                                   15,987           9,040             --
International Stock HLS Fund                                 277,398         288,807        148,908
International Stock II HLS Fund                               37,980         220,186         63,766
Mid Cap Stock HLS Fund                                        71,808          65,396         32,971
Small Cap Value HLS Fund                                     148,269         195,769        113,779
Global Equity HLS Fund                                        23,593          23,598             --
Large Cap Growth HLS Fund                                    138,054         136,693         78,878
Investors Growth HLS Fund                                     78,962          28,798             --
Growth Opportunities HLS Fund                              3,482,376       1,161,516      1,971,488
SmallCap Growth HLS Fund                                     616,817         292,606        277,929

         In general, changes in the amount of brokerage commissions paid by an HLS Fund are due primarily to that HLS Fund's asset growth, cash flows and changes in portfolio turnover.

         U.S. Government Securities HLS Fund and Multisector Bond HLS Fund did not pay brokerage commissions during their last three fiscal years.

         The following table shows the dollar amount of brokerage commissions paid to firms that provided research and execution services and the approximate dollar amount of the transactions involved for the fiscal year ended December 31, 2001.

                                                    COMMISSIONS PAID TO      TOTAL AMOUNT OF TRANSACTION TO
                                                  FIRMS FOR EXECUTION AND   FIRMS FOR EXECUTION AND RESEARCH
FUND                                                 RESEARCH SERVICES                  SERVICES
----                                              -----------------------   --------------------------------
Value Opportunities HLS Fund*                             $27,245                     $13,334,724
Small Cap Value HLS Fund                                  $8,591                       $2,998,707
Growth Opportunities HLS Fund*                           $285,135                     $180,455,806
SmallCap Growth HLS Fund*                                 $32,651                      $5,761,871


* Does not include amounts paid by the fund prior to April 2, 2001, when it was managed by its previous investment adviser.

                                HLS FUND EXPENSES

         Each HLS Fund assumes and pays the following costs and expenses: interest; taxes; brokerage charges (which may be to affiliated broker-dealers); costs of preparing, printing and filing any amendments or supplements to the registration forms of each HLS Fund and its securities; all federal and state registration, qualification and filing costs and fees, (except the initial costs and fees, which will be borne by Hartford Life), issuance and redemption expenses, transfer agency and dividend and distribution disbursing agency costs and expenses (except that HL Advisors currently pays HISCO's fees and expenses for HISCO's provision of transfer agency and dividend and distribution disbursing agency services to each of the HLS Funds); custodian fees and expenses; accounting, auditing and legal expenses; fidelity bond and other insurance premiums; fees and salaries of directors, officers and employees of each HLS Fund other than those who are also officers of Hartford Life; industry membership dues; all annual and semiannual reports and prospectuses mailed to each HLS Fund's shareholders as well as all quarterly, annual and any other periodic report required to be filed with the SEC or with any state; any notices required by a federal or state regulatory authority, and any proxy solicitation materials directed to each HLS Fund's shareholders as well as all printing, mailing and tabulation costs incurred in connection therewith, and any expenses incurred in connection with the holding of meetings of each HLS Fund's shareholders, expenses related to distribution activities as provided under certain HLS Fund's Rule 12b-1 distribution plan for Class IB shares and other miscellaneous expenses related directly to the HLS Funds' operations and interest.



                            DISTRIBUTION ARRANGEMENTS

         Each HLS Fund's shares are sold by Hartford Securities Distribution Company (the "distributor") on a continuous basis to separate accounts sponsored by The Hartford and its affiliates, Fortis Benefits or First Fortis and to certain qualified retirement plans.

         U.S. Government Securities HLS Fund, Value Opportunities HLS Fund, Growth Opportunities HLS Fund and SmallCap Growth HLS Fund have adopted separate distribution plans (the "Plans") for Class IB shares pursuant to appropriate resolutions of the Company's board of directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rule of the NASD regarding asset based sales charges.

         Pursuant to the Plans, U.S. Government Securities HLS Fund, Value Opportunities HLS Fund, Growth Opportunities HLS Fund and SmallCap Growth HLS Fund may compensate the distributor for their expenditures in financing any activity primarily intended to result in the sale of HLS Fund shares. The expenses of each HLS Fund pursuant to each Plan are accrued on a fiscal year basis and may not exceed the annual rate of 0.25% of each HLS Fund's average daily net assets attributable to Class IB shares. All or any portion of this fee may be remitted to dealers who provide distribution or shareholder account services. The HLS Funds did not pay Rule 12b-1 fees prior to May 1, 2002.

         Distribution fees paid to the distributor may be spent on any activities or expenses primarily intended to result in the sale of each HLS Fund's shares including (a) compensation to and expenses, including overhead and telephone expenses, of employees of the distributor engaged in the distribution of the Class IB shares; (b) printing and mailing of prospectuses, statements of additional information, and reports for prospective purchasers of variable annuity contracts or variable life insurance contracts ("Variable Contracts") investing indirectly in Class IB shares; (c) compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of Variable Contracts investing indirectly in Class IB shares; (d) expenses relating to the development, preparation, printing, and mailing of HLS Fund advertisements, sales literature, and other promotional materials describing and/or relating to the HLS Fund; (e) expenses of holding seminars and sales meetings designed to promote the distribution of the Class IB shares; (f) expenses of obtaining information and providing explanations to variable contract owners regarding HLS Fund investment objectives and policies and other information about the HLS Fund, including performance; (g) expenses of training sales personnel regarding the HLS Fund;
(h) expenses of compensating sales personnel in connection with the allocation of cash values and premiums of the Variable Contracts to the fund; and (i) expenses of personal services and/or maintenance of Variable Contract accounts with respect to Class IB shares attributable to such accounts. These Plans are considered compensation type plans, which means the distributor is paid the agreed upon fee regardless of the distributor's expenditures.

         In accordance with the terms of the Plans, the distributor provides to each HLS Fund, for review by the board of directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made.

         The Plans were adopted by a majority vote of the HLS Funds' board of directors, including at least a majority of directors who are not, and were not at the time they voted, interested persons of each fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the directors identified and considered a number of potential benefits which the Plans may provide including the potential to increase assets in order to benefit from economies of scale. The board of directors believes that there is a reasonable likelihood that the Plans will benefit the Class IB shareholders of each HLS Fund. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of each HLS Fund affected thereby, and material amendments to the Plans must also be approved by the board of directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors who are not interested persons of each HLS Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a "majority of the outstanding voting securities" of each HLS Fund affected thereby. A Plan will automatically terminate in the event of its assignment.

         The distributor and its affiliates pay, out of their own assets, compensation to brokers, financial institutions and other persons for the sale and distribution of the HLS Funds' shares and/or for the servicing of those shares. These payments may be made to supplement portfolio brokerage directed in recognition of the sale of fund shares.


                        PURCHASE AND REDEMPTION OF SHARES

         For information regarding the purchase or sale (redemption) of HLS Fund shares, see "Purchase of Fund Shares" in the HLS Funds' Prospectus.

                            SUSPENSION OF REDEMPTIONS

         Under unusual circumstances, an HLS Fund may suspend repurchases or postpone payment of redemption proceeds for more than seven days, as permitted by federal securities law. An HLS Fund may not suspend a shareholder's right of redemption, or postpone payment for a redemption for more than seven days, unless the New York Stock Exchange (NYSE) is closed for other than customary weekends or holidays, or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by an HLS Fund of securities owned by it is not reasonably practicable, (2) it is not reasonably practicable for an HLS Fund to fairly determine the value of its assets, or (3) for such other periods as the SEC may permit for the protection of investors.


                        DETERMINATION OF NET ASSET VALUE

         The net asset value of the shares of each HLS Fund is determined by Hartford Life in the manner described in the HLS Funds' Prospectus. The HLS Funds are closed for business and do not price their shares on the following business holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and other holidays observed by the New York Stock Exchange. Securities held by each HLS Fund are valued as follows: debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. HLS Funds' debt investments with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost.

         Equity securities are valued at the last sale price reported on principal securities exchanges on which it is traded. If no sale took place on a particular day and in the case of certain equity securities traded over-the-counter, then such securities are valued at the mean between the bid and asked prices. Securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate at the end of the reporting period. Options are valued at the last sales price; if no sale took place on a particular day, then options are valued at the mean between the bid and asked prices. Securities for which market quotations are not readily available and all other assets are valued in good faith at fair value by, or under guidelines established by, the Company's board of directors.

         Under the amortized cost method of valuation, an instrument is valued at cost and the interest payable at maturity upon the instrument is accrued as income, on a daily basis, over the remaining life of the instrument. Neither the amount of daily income nor the net asset value is affected by unrealized appreciation or depreciation of the portfolio's investments assuming the instrument's obligation is paid in full on maturity.

         As of the end of the most recent fiscal period, the net asset values per shares of the HLS Funds' Class IA shares were calculated as follows:

FUND                                              NET ASSETS           SHARES OUTSTANDING             NAV
----                                              ----------           ------------------             ---
U.S. Government Securities HLS Fund              $174,333,207              16,155,939               $10.79
Multisector Bond HLS Fund                         $30,647,787               2,764,576               $11.09
American Leaders HLS Fund                         $17,528,561               1,693,471               $10.35
Value Opportunities HLS Fund                     $130,566,680               8,802,791               $14.83
Capital Opportunities HLS Fund                    $23,514,066               3,286,677                $7.15
Blue Chip Stock HLS Fund                         $239,596,763              14,261,241               $16.80
Blue Chip Stock II HLS Fund                       $21,285,991               3,010,124                $7.07
International Stock HLS Fund                     $105,313,141              10,101,116               $10.43
International Stock II HLS Fund                   $33,520,307               3,829,443                $8.75
Mid Cap Stock HLS Fund                            $46,758,285               4,746,213                $9.85
Small Cap Value HLS Fund                         $108,672,097               7,650,308               $14.20
Global Equity HLS Fund                            $12,460,629               1,448,400                $8.60
Large Cap Growth HLS Fund                         $86,474,713               8,566,441               $10.09
Investors Growth HLS Fund                         $18,615,363               2,646,372                $7.03
Growth Opportunities HLS Fund                    $755,067,508              33,319,583               $22.66
SmallCap Growth HLS Fund                         $272,271,869              16,565,086               $16.44



                  OWNERSHIP AND CAPITALIZATION OF THE HLS FUNDS

         CAPITAL STOCK The board of directors of the Company is authorized, without further shareholder approval, to authorize additional shares and to classify and reclassify the HLS Funds into one or more classes. Accordingly, the directors have authorized the issuance of one class of shares for each HLS Fund, designated as Class IA shares, and have authorized the issuance of another class of shares for U.S. Government Securities HLS Fund, Value Opportunities HLS Fund, Growth Opportunities HLS Fund and SmallCap Growth HLS Fund, designated as Class IB shares. The shares of each class represent an interest in the same portfolio of investments of the HLS Funds and have equal rights as to voting, redemption, and liquidation. However, each class bears different expenses and therefore the net asset values of the two classes and any dividends declared may differ between the two classes.

         Fortis Benefits (or its affiliates), as of March 31, 2002, was the sole shareholder of record of each HLS Fund (such shares are held for the benefit of contractholders and policy owners).

         SHARE CLASSES Under the multi-class plan for U.S. Government Securities HLS Fund, Value Opportunities HLS Fund, Growth Opportunities HLS Fund and SmallCap Growth HLS Fund, shares of each class of an HLS Fund represent an equal pro-rata interest in that HLS Fund and, generally, shall have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear its "Class Expenses;" (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (d) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges; and (f) each class may have different conversion features, although a conversion feature is not currently contemplated. Expenses currently designated as "Class Expenses" by the Company's board of directors are currently limited to payments made to the distributor for the Class IB shares, pursuant to the Distribution Plan for the Class IB shares.

         VOTING Each shareholder is entitled to one vote for each share of the HLS Funds held upon all matters submitted to the shareholders generally. Most of the shares of the HLS Funds are held of record by insurance companies. The insurance companies will generally vote HLS Fund shares pro-rata according to the written instructions of the owners of Variable Contracts indirectly invested in the HLS Funds. It is expected that such insurance companies will vote shares for which no instructions are received for or against, or in abstention, with respect to any proposals in the same proportion as the shares for which instructions are received.

         Matters in which the interests of all the HLS Funds are substantially identical (such as the election of directors or the ratification of the selection of the independent accountants) are voted on by all shareholders without regard to the separate HLS Funds. Matters that affect all or several HLS Funds, but where the interests of the HLS Funds are not substantially identical (such as approval of an investment management agreement) are voted on separately by the shareholders of each HLS Fund for their HLS Fund. Matters that affect only one HLS Fund (such as a change in its fundamental policies) are voted on separately for the HLS Fund by the shareholders of that HLS Fund. Likewise, matters that affect only one class of shares of an HLS Fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class.

         OTHER RIGHTS Each share of HLS Fund stock, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable. Shares of HLS Fund stock have no pre-emptive, subscription or conversion rights. Upon liquidation of an HLS Fund, the shareholders of that HLS Fund shall be entitled to share, pro rata, in any assets of the HLS Fund after discharge of all liabilities and payment of the expenses of liquidation.


                             INVESTMENT PERFORMANCE

         STANDARDIZED AVERAGE ANNUAL TOTAL RETURN QUOTATIONS Average annual total return quotations for the HLS Funds are computed by finding the average annual compounded rates of return that would cause a hypothetical investment made on the first day of a designated period to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:

                                        n
                                  P(1+T)  = ERV
Where:

P        =    a hypothetical initial payment of               n        =    number of years
              $1,000, less the maximum sales load
              applicable to a Fund                            ERV      =    ending redeemable value of the
                                                                            hypothetical $1,000 initial payment
T        =    average annual total return                                   made at the beginning of the
                                                                            designated period (or fractional
                                                                            portion thereof)

         The computation above assumes that all dividends and distributions made by an HLS Fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

         One of the primary methods used to measure performance is "total return." "Total return" will normally represent the percentage change in value of a class of an HLS Fund, or of a hypothetical investment in a class of an HLS Fund, over any period up to the lifetime of the class. Unless otherwise indicated, total return calculations will assume the deduction of the maximum sales charge and usually assume the reinvestment of all dividends and capital gains distributions and will be expressed as a percentage increase or decrease from an initial value, for the entire period or for one or more specified periods within the entire period. Total return calculations that do not reflect the reduction of sales charges will be higher than those that do reflect such charges.

         Total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages. Past performance cannot guarantee any particular future result. In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the mean account size of a class of the HLS Fund.

         Each HLS Fund's average annual total return quotations and yield quotations as they may appear in the Prospectus, this SAI or in advertising are calculated by standard methods prescribed by the SEC unless otherwise indicated.

         NON-STANDARDIZED PERFORMANCE In addition, in order to more completely represent an HLS Fund's performance or more accurately compare such performance to other measures of investment return, an HLS Fund also may include in advertisements, sales literature and shareholder reports other total return performance data ("Non-Standarized Returns"). Non-Standarized Returns may be quoted for the same or different periods as those for which Standardized Return is quoted; it may consist of an aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof. All non-standardized performance will be advertised only if the standard performance data for the same period, as well as for the required periods, is also presented.

         Class IB shares of the HLS Funds commenced operation on May 1, 2002. For periods prior to May 1, 2002 Class IB performance for these HLS Funds is calculated by using Class IA shares performance adjusted for Class IB 12b-1 fees of .25%.

         The chart below sets forth certain standardized and non-standardized performance information as of December 31, 2001 for the Class IA shares of each HLS Fund and the Class IB shares of certain HLS Funds. Past performance is no guarantee and is not necessarily indicative of future performance of the shares. The actual annual returns for the shares may vary significantly from the past and future performance. Investment returns and the value of the shares will fluctuate in response to market and economic conditions as well as other factors and shares, when redeemed, may be worth more or less than their original cost. Total returns are based on capital changes plus reinvestment of all distributions for the time periods noted in the charts below.

         The manner in which total return and yield are calculated is described above. The following table sets forth the average annual total return and, where applicable, the yield for each HLS Fund shown for periods ending December 31, 2001.

                                                          TOTAL RETURN                                  YIELD
                                             ---------------------------------------------------     ------------
HLS FUND                                     SINCE INCEPTION     1 YEAR     5 YEARS     10 YEARS     30-DAY YIELD
--------                                     ---------------     ------     -------     --------     ------------
(INCEPTION DATE)
U.S. Government Securities  HLS Fund
   Class IA (March 24, 1987)                           7.13%        7.50%    6.96%        6.33%         4.63%
   Class IB (May 1, 2002)                             6.87%*        7.24%    6.70%        6.07%         4.38%
Multisector Bond HLS Fund
   Class IA (January 3, 1995)                          5.19%        5.58%    2.96%         --           5.96%
American Leaders HLS Fund
   Class IA (May 1, 2000)                              0.72%      (3.48%)      --          --             --
Value Opportunities HLS Fund
   Class IA (May 1, 1996)                             12.26%      (2.55%)    11.56%        --             --
   Class IB (May 1, 2002)                            11.98%*      (2.79%)    7.69%         --             --

                                                          TOTAL RETURN                                  YIELD
                                             ---------------------------------------------------     ------------
HLS FUND                                     SINCE INCEPTION     1 YEAR     5 YEARS     10 YEARS     30-DAY YIELD
--------                                     ---------------     ------     -------     --------     ------------
(INCEPTION DATE)
Capital Opportunities HLS Fund
   Class IA (May 1, 2000)                           (21.04%)     (23.63%)      --          --             --
Blue Chip Stock HLS Fund
   Class IA (May 1, 1996)                             11.91%     (14.41%)    10.23%        --             --
Blue Chip Stock II HLS Fund
   Class IA (May 1, 2000)                           (20.48%)     (22.49%)      --          --             --
International Stock HLS Fund
   Class IA (January 3, 1995)                          5.38%     (24.17%)    2.04%         --             --
International Stock II HLS Fund
   Class IA (January 3, 1995)                          3.19%     (21.47%)   (1.21%)        --             --
Mid Cap Stock HLS Fund
   Class IA (May 1, 1998)                              3.20%      (4.17%)      --          --             --
Small Cap Value HLS Fund
   Class IA (May 1, 1998)                             15.10%       21.01%      --          --             --
Global Equity HLS Fund
   Class IA (May 1, 2000)                            (9.62%)      (9.60%)      --          --             --
Large Cap Growth HLS Fund
   Class IA (May 1, 1998)                              1.44%     (14.89%)      --          --             --
Investors Growth HLS Fund
   Class IA (May 1, 2000)                           (20.95%)     (24.78%)      --          --             --
Growth Opportunities HLS Fund
   Class IA (March 24, 1987)                          11.84%     (22.85%)    10.74%      10.42%           --
   Class IB (May 1, 2002)                            11.22%*     (23.06%)    10.47%      10.14%           --
SmallCap Growth HLS Fund
   Class IA (May 2, 1994)                             12.05%     (20.18%)    11.76%        --             --
   Class IB (May 1, 2002)                            11.76%*     (20.39%)    11.48%        --             --

         * Based on the inception date of the Class IA shares.

         Each HLS Fund may also publish its distribution rate and/or its effective distribution rate. An HLS Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current net asset value per share. An HLS Fund's effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. An HLS Fund's yield is calculated using a standardized formula, the income component of which is computed from the yields to maturity of all debt obligations held by the HLS Fund based on prescribed methods (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on an HLS Fund's last monthly distribution. An HLS Fund's monthly distribution tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the HLS Fund during the month (see "Dividends, Capital Gains and Taxes" in the HLS Funds' Prospectuses).

         Other data that may be advertised or published about each HLS Fund include the average portfolio quality, the average portfolio maturity and the average portfolio duration.

         STANDARDIZED YIELD QUOTATIONS The yield of a class is computed by dividing the class's net investment income per share during a base period of 30 days, or one month, by the maximum offering price per share of the class on the last day of such base period in accordance with the following formula:


                                     a-b      6
                                 2[(----- + 1)  - 1]
                                     cd

Where:
a        =    net investment income earned during             c        =    the average daily number of shares of
              the period attributable to the subject                        the subject class outstanding during
              class                                                         the period that were entitled to
b        =    net expenses accrued for the period                           receive dividends
              attributable to the subject class               d        =    the maximum offering price per share
                                                                            of the subject class on the last day
                                                                            of the period


         Net investment income will be determined in accordance with rules established by the SEC.

         GENERAL INFORMATION From time to time, the HLS Funds may advertise their performance compared to similar funds using certain unmanaged indices, reporting services and publications. Descriptions of some of the indices which may be used are listed below.

         The Standard & Poor's MidCap 400 Index is designed to represent price movements in the mid cap U.S. equity market. It contains companies chosen by the Standard & Poor's Index Committee for their size, liquidity and industry representation. None of the companies in the S&P 400 overlap with those in the S&P 500 Index or the S&P 600 Index. Decisions about stocks to be included and deleted are made by the Committee which meets on a regular basis. S&P 400 stocks are market cap weighted; each stock influences the Index in proportion to its relative market cap. REITs are not eligible for inclusion.

         The Standard & Poor's 500 Composite Stock Price Index is a well-diversified list of 500 companies representing the U.S. stock market.

         The Standard and Poor's Small Cap 600 Index is designed to represent price movements in the small cap U.S. equity market. It contains companies chosen by the Standard & Poors Index Committee for their size, industry characteristics, and liquidity. None of the companies in the S&P 600 overlap with the S&P 500 or the S&P 400 (MidCap Index). The S&P 600 is weighted by market capitalization. REITs are not eligible for inclusion.

         The NASDAQ Composite OTC Price Index is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks.

         The Lehman Brothers Government Bond Index is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage backed securities, bonds and foreign targeted issues are not included in the Lehman Government Bond Index.

         The Lehman Brothers Government/Corporate Bond Index is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the Lehman Government/Corporate Bond Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rating agency.

         The Lehman Brothers High Yield Corporate Index is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed rate, publicly placed, dollar denominated and nonconvertible debt registered with the SEC.

         The Lehman Brothers Intermediate Government Index is an unmanaged index of government bonds with maturities of between one and ten years.

         The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

         The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 growth companies with higher price-to-book ratios and higher forecasted growth values.

         The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

         The Russell 2000 Index represents the bottom two thirds of the largest 3000 publicly traded companies domiciled in the U.S. Russell uses total market capitalization to sort its universe to determine the companies that are included in the Index. Only common stocks are included in the Index. REITs are eligible for inclusion.

         The Russell 2500 Index is a market value-weighted, unmanaged index showing total return (i.e., principal changes with income) in the aggregate market value of 2,500 stocks of publicly traded companies domiciled in the United States. The index includes stocks traded on the New York Stock Exchange and the American Stock Exchange as well as in the over-the-counter market.

         The Russell 3000 Value Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

         The Morgan Stanley Capital International Europe, Australia, Far East GDP Index (the "EAFE Index") is an unmanaged index that includes over 1,000 companies representing the stock markets of Europe, Australia, New Zealand and the Far East. The EAFE Index is typically shown weighted by the market capitalization. However, EAFE is also available weighted by Gross Domestic Product (GDP). These weights are modified on July 1st of each year to reflect the prior year's GDP. Indices with dividends reinvested constitute an estimate of total return arrived at by reinvesting one twelfth of the month end yield at every month end. The series with net dividends reinvested take into account those dividends net of withholding taxes retained at the source of payment.

         The Morgan Stanley Capital International World Index is a broad based unmanaged market capitalization-weighted total return index that measures the performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australian, New Zealand and the Far East.

         The Lehman Brothers High Yield BB Index is a measure of the market value of public debt issues with a minimum par value of $100 million and rated Ba1-Ba3 by Moody's. All bonds within the index are U.S. dollar denominated, non-convertible and have at least one year remaining to maturity.

         The Lehman Mortgage-Backed Securities Index includes the mortgage-backed pass-through securities of the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. The Index groups a wide range of pools of fixed rate mortgage-backed securities of those issuers and defines them generally according to agency, program, pass-through coupon and origination year. Those securities which meet the maturity and liquidity criteria are then used to determine the Index.

         The Salomon Smith Barney World Government Bond Index is a market-capitalization weighted benchmark that tracks the performance of the 18 Government bonds markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom and the United States. The ex-U.S. Index excludes the United States.

         The MSCI AC (All Country) World Free ex US Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures performance of both developed and emerging stock markets, excluding the US. The index is calculated to exclude companies and shares classes which cannot be freely purchased by foreigners.

         The MSCI AC (All Country) World Index Free-Telecommunication Services Index is a free float-adjusted marked capitalization index of developed and emerging market countries that is designed to measure international equity market performance.

         The MSCI Finance ex Real Estate Index is comprised of companies in three industries: banks, diversified financials and insurance. As a general rule, a company is classified in the industry where it earns the majority of its revenue.

         In addition, from time to time in reports and promotions: (1) an HLS Fund's performance may be compared to other groups of mutual funds tracked by:
(a) Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets;
(b) Morningstar, Inc., another widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets; or (c) other financial or business publications, such as Business Week, Money Magazine, Forbes and Barron's which provide similar information; (2) the Consumer Price Index (a measure of inflation) may be used to assess the real rate of return from an investment in the HLS Fund; (3) other statistics such as GNP, and net import and export figures derived from governmental publications, e.g., The Survey of Current Business or other independent parties, e.g., the Investment Company Institute, may be used to illustrate investment attributes of the HLS Fund or the general economic, business, investment, or financial environment in which the HLS Fund operates; (4) various financial, economic and market statistics developed by brokers, dealers and other persons may be used to illustrate aspects of the HLS Fund's performance; (5) the effect of tax-deferred compounding on the HLS Fund's investment returns, or on returns in general, may be illustrated by graphs, charts, etc. where such graphs or charts would compare, at various points in time, the return from an investment in the HLS Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (6) the sectors or industries in which the HLS Fund invests may be compared to relevant indices or surveys (e.g., S&P Industry Surveys) in order to evaluate the HLS Fund's historical performance or current or potential value with respect to the particular industry or sector.

         From time to time, in reports or promotional literature, the HLS Funds may discuss, or provide quotes or commentary of their current portfolio managers, strategists, and other investment personnel, with respect to: the economy; securities markets; portfolio securities and their issuers; investment philosophies; strategies; techniques and criteria used in the selection of securities to be purchased or sold for the HLS Funds; the HLS Funds' portfolio holdings, including the description or graphical representation of portfolio risk and other fundamental data; the investment research and analysis process; the formulation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks, and similar or related matters. The HLS Funds may also quote or reprint all or a portion of evaluations or descriptions of fund performance and operations appearing in various independent publications.

         From time to time, the HLS Funds and HL Advisors also may refer to the following information:

         - The geographic and industry distribution of the HLS Funds' portfolios and the HLS Funds' top ten holdings;

         - To assist investors in understanding the different returns and risk characteristics of various investments, historical returns of various investments and published indices;

         - Rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services;

         - Allegorical stories illustrating the importance of persistent long-term investing;

         - An HLS Fund's portfolio turnover rate and its ranking relative to industry standards as published by Lipper(R) Inc. or Morningstar, Inc.;

         - Historical information regarding HL Advisors, the subadvisers and their affiliates; and

         - Historical information regarding the asset size of one or more HLS Funds.

         Each HLS Fund's investment performance may be advertised in various financial publications, newspapers and magazines.

         From time to time the HLS Funds may publish the sales of shares of one or more of the HLS Funds on a gross or net basis and for various periods of time, and compare such sales with sales similarly reported by other investment companies.

         The HLS Funds are offered exclusively through Variable Contracts and to certain qualified retirement plans. Performance information presented for the HLS Funds should not be compared directly with performance information of other Variable Contracts without taking into account insurance-related charges and expenses payable with respect to the Variable Contracts. Insurance related charges and expenses are not reflected in the HLS Funds' performance information and reduces an investor's return under the Contract. The HLS Funds' annual and semi-annual reports also contain additional performance information. These reports are distributed to all current shareholders and will be made available to potential investors upon request and without charge.

                                      TAXES

FEDERAL TAX STATUS OF THE FUNDS

The following discussion of the federal tax status of the HLS Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action.

         Each HLS Fund is treated as a separate taxpayer for federal income tax purposes. Each HLS Fund intends to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code") and to qualify as a regulated investment company each year. If an HLS Fund: (1) continues to qualify as a regulated investment company, and
(2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the "90% distribution requirement"), (which each HLS Fund intends to do), then under the provisions of Subchapter M, the HLS Fund should have little or no income taxable to it under the Code. In particular, an HLS Fund is not subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

         An HLS Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of the HLS Fund's gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (2) at the close of each quarter of the HLS Fund's taxable year, (a) at least 50% of the value of the HLS Fund's total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities which, with respect to any one issuer, do not represent more than 5% of all of the HLS Fund's assets nor more than 10% of the outstanding voting securities of such issuer, and (b) the HLS Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of any two or more issuers that are controlled by the HLS Fund and that are engaged in the same or similar trades or businesses or related trades or businesses.

         The HLS Funds should not be subject to the 4% federal excise tax imposed on regulated investment companies that do not distribute substantially all their income and gains each calendar year because the tax does not apply to a regulated investment company whose only shareholders are segregated asset accounts of life insurance companies supporting variable life insurance contracts or variable annuity contracts.

         Each of the HLS Funds also intends to comply with Section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies' separate accounts that are used to support variable life insurance contracts and variable annuity contracts. Such separate accounts may meet these requirements by investing solely in the shares of a mutual fund registered under the 1940 Act as an open-end management investment company such as the HLS Funds. These requirements are in addition to the diversification requirements of subchapter M and of the 1940 Act, and may affect the securities in which an HLS Fund may invest. In order to comply with future requirements of Section 817(h) (or related provisions of the Code), an HLS Fund may be required, for example, to alter its investment objectives.

         The 817(h) requirements place certain limitations on the assets of each separate account (or underlying mutual fund) that may be invested in securities of a single issuer. These limitations apply to each HLS Fund's assets that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by a "safe harbor" described below, as of the end of each calendar quarter, or within 30 days thereafter:

         - no more than 55% of a Fund's total assets may be represented by any one investment

         -        no more than 70% by any two investments

         -        no more than 80% by any three investments

         -        no more than 90% by any four investments

         Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions are considered securities issued by the same issuer.

         Investment income received from sources within foreign countries, or capital gains earned by an HLS Fund from investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle the HLS Funds to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of these HLS Funds' assets to be invested within various countries is not now known. The HLS Funds each seek to operate so as to qualify for treaty-reduced rates of tax when applicable. Owners of variable life insurance and variable annuity contracts investing in such an HLS Fund bear the costs of any foreign tax, but are not be able to claim a foreign tax credit or deduction for these foreign taxes.

         An HLS Fund's transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the HLS Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the HLS Fund and defer losses of the HLS Fund. These rules: (1) could affect the character, amount and timing of distributions to shareholders of the HLS Fund, (2) could require such an HLS Fund to "mark to market" certain types of the positions in its portfolio (that is, treat them as if they were closed out), and (3) may cause the HLS Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes described above. To mitigate the effect of these rules and prevent its disqualification as a regulated investment company, each HLS Fund seeks to monitor its transactions, make the appropriate tax elections and make the appropriate entries in its books and records when it acquires any option, futures contract or hedged investment.

         If for any taxable year an HLS Fund fails to qualify as a regulated investment company, all of its taxable income becomes subject to federal, and possibly state and local income tax at the regular corporate rates (without any deduction for distributions to its shareholders). In addition, if for any taxable year an HLS Fund fails to qualify as a regulated investment company, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the HLS Fund might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Likewise, if an HLS Fund fails to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the HLS Fund would be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the HLS Funds' investment advisers and each HLS Fund intends to comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in lower total return for an HLS Fund than would otherwise be the case, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the HLS Fund's investment subadviser might otherwise select.

         As of December 31, 2001, the following HLS Funds have capital loss carryforwards as indicated below. The capital loss carry over is available to offset future realized capital gains to the extent provided in the Code and regulations thereunder.


                                                                                    EXPIRATION DATES:
                        HLS FUND NAME                           AMOUNT                DECEMBER 31,
                        -------------                           ------              -----------------
       U.S. Government Securities HLS Fund                   $18,998,559                2002-2010
       Multisector Bond HLS Fund                              $1,381,320                2002-2010
       American Leaders HLS Fund                               $773,910                 2002-2010
       Capital Opportunities HLS Fund                         $5,983,386                2002-2010
       Blue Chip Stock HLS Fund                              $11,958,201                2002-2010
       Blue Chip Stock II HLS Fund                            $3,152,847                2002-2010
       International Stock HLS Fund                          $19,255,838                2002-2010
       International Stock II HLS Fund                        $4,932,793                2002-2010
       Mid Cap Stock HLS Fund                                 $3,485,414                2002-2010
       Global Equity HLS Fund                                 $1,153,952                2002-2010
       Large Cap Growth HLS Fund                             $23,009,980                2002-2010
       Investors Growth HLS Fund                              $5,800,297                2002-2010
       Growth Opportunities HLS Fund                         $88,293,306                2002-2010
       SmallCap Growth HLS Fund                              $77,054,340                2002-2010


         If an HLS Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income ("passive foreign investment companies"), that HLS Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the HLS Fund is timely distributed to its shareholders. The HLS Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. As a result, owners of variable life insurance contracts and variable annuity contracts investing in such HLS Funds would bear the cost of these taxes and interest charges. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable HLS Fund to recognize taxable income or gain without the concurrent receipt of cash. Any HLS Fund that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

         Foreign exchange gains and losses realized by an HLS Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to an HLS Fund's investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of "qualifying income" from which the HLS Fund must derive at least 90% of its annual gross income.

         Each HLS Fund that invests in certain PIKs, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the HLS Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because an HLS Fund must meet the 90% distribution requirement to qualify as a regulated investment company, it may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy the applicable distribution requirements.

         The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and an HLS Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

INVESTOR TAXATION

         Under current law, owners of variable life insurance contracts and variable annuity contracts and employee benefit plan participants who are indirectly invested in an HLS Fund generally are not subject to federal income tax on HLS Fund earnings or distributions or on gains realized upon the sale or redemption of HLS Fund shares until they are withdrawn from the contract or plan. For information concerning the federal income tax consequences to the owners of variable life insurance contracts and variable annuity contracts, see the prospectuses for such contracts. For information concerning the federal income tax consequences to plan participants, see the summary plan description or contact your plan administrator.

                                    CUSTODIAN

         Portfolio securities of each HLS Fund are held pursuant to a Custodian Agreement between each HLS Fund and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

                                 TRANSFER AGENT

         Hartford Investor Services Company, 200 Hopmeadow Street, Simsbury, CT 06089, serves as Transfer and Dividend Disbursing Agent for the HLS Funds. The transfer agent issues and redeems shares of the HLS Funds and disburses any dividends declared by the HLS Funds.

                                   DISTRIBUTOR

         Hartford Securities Distribution Company, 200 Hopmeadow Street, Simsbury, Connecticut 06089, acts as the HLS Fund's distributor.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The audited financial statements and financial highlights have been audited by KPMG LLP, independent public accountants, as indicated in their report with respect thereto, and are incorporated by reference herein in reliance upon the authority of said firm as experts in giving said report. The principal business address of KPMG LLP is 4200 Wells Fargo Center, Minneapolis, Minnesota 55402.

                                OTHER INFORMATION

         The HLS Funds have filed with the Securities and Exchange Commission, Washington, DC 20549, a Registration Statement under the Securities Act of 1933, as amended, with respect to the common stock offered hereby. The Prospectus and Statement of Additional Information do not contain all of the information set forth in the Registration Statement, certain parts of which are omitted in accordance with Rules and Regulations of the

Commission. The Registration Statement may be inspected at the principal office of the Commission at 450 Fifth Street NW, Washington, DC, and copies thereof may be obtained from the Commission at prescribed rates.

                              FINANCIAL STATEMENTS

         Each HLS Fund's audited financial statements as of and for the year ended December 31, 2001, together with the notes thereto and reports of KPMG LLP for the HLS Funds, contained in the HLS Funds' annual report as filed with the SEC are incorporated by reference into this SAI.

                                   APPENDIX A

         The rating information which follows describes how the rating services mentioned presently rate the described securities. No reliance is made upon the rating firms as "experts" as that term is defined for securities purposes. Rather, reliance on this information is on the basis that such ratings have become generally accepted in the investment business.

RATING OF BONDS


         MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever earning any real investment standing.

         STANDARD AND POOR'S CORPORATION ("STANDARD & POOR'S")

         AAA - Bonds rated AAA are the highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

         AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

         A - Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the considerable investment strength but are not entirely free from adverse effects of changes in circumstances and economic conditions than debt in the highest rated categories.

         BBB - Bonds rated BBB and regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category then in higher rated categories.

         BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

RATING OF COMMERCIAL PAPER

         MOODY'S

         Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

-        Leading market positions in well-established industries.

-        High rates of return on funds employed.

- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

         STANDARD & POOR'S

         The relative strength or weakness of the following factors determines whether the issuer's commercial paper is rated A-1 or A-2.

-        Liquidity ratios are adequate to meet cash requirements.

         Liquidity ratios are basically as follows, broken down by the type of issuer:

         Industrial Company: acid test ratio, cash flow as a percent of current liabilities, short-term debt as a percent of current liabilities, short-term debt as a percent of current assets.

         Utility: current liabilities as a percent of revenues, cash flow as a percent of current liabilities, short-term debt as a percent of capitalization.

         Finance Company: current ratio, current liabilities as a percent of net receivables, current liabilities as a percent of total liabilities.

         The long-term senior debt rating is "A" or better; in some instances "BBB" credits may be allowed if other factors outweigh the "BBB".

-        The issuer has access to at least two additional channels of borrowing.

- Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances.

- Typically, the issuer's industry is well established and the issuer has a strong position within its industry.

-        The reliability and quality of management are unquestioned.

                                     PART C

                       Hartford HLS Series Fund II, Inc.

                                OTHER INFORMATION

ITEM 23.   EXHIBITS

         THE FUND IS FILING OR INCORPORATING BY REFERENCE THE FOLLOWING
EXHIBITS:


         (a).1    Amended and Restated Articles of Incorporation (1)

         (a).2    Amendment to the Articles of Amendment and Restatement *

         (b)      Amended and Restated Bylaws (2)

         (c)      Not applicable

         (d).1    Interim Investment Advisory and Management Agreement with HL
                  Investment Advisors, LLC (on behalf of each fund) (2)

         (d).2    Interim Investment Sub-Advisory Agreement with A I M Capital Management, Inc.
                  (on behalf of Multisector Bond HLS Fund and Blue Chip Stock II HLS Fund) (2)

         (d).3    Interim Investment Sub-Advisory Agreement with Alliance Capital
                  Management, LP (on behalf of Large Cap Growth HLS Fund) (2)

         (d).4    Interim Investment Sub-Advisory Agreement with Berger Financial Group,
                  LLC (on behalf of Small Cap Value HLS Fund) (2)

         (d).5    Interim Investment Sub-Advisory Agreement with The Dreyfus Corporation
                  (on behalf of Mid Cap Stock HLS Fund) (2)

         (d).6    Interim Investment Sub-Advisory Agreement with Federated Investment
                  Management Company (on behalf of American Leaders HLS Fund) (2)

         (d).7    Interim Investment Sub-Advisory Agreement with Hartford Investment
                  Management Company (on behalf of U.S. Government Securities HLS Fund) (2)

         (d).8    Interim Investment Sub-Advisory Agreement with Lazard Asset Management
                  (on behalf of International Stock HLS Fund) (2)

         (d).9    Interim Investment Sub-Advisory Agreement with Massachusetts Financial Services
                  Company (on behalf of Capital Opportunities HLS Fund, Global Equity HLS
                  Fund and Investors Growth HLS Fund) (2)

         (d).10   Interim Investment Sub-Advisory Agreement with T. Rowe Price Associates, Inc.
                  (on behalf of Blue Chip Stock HLS Fund) (2)

         (d).11   Interim Investment Sub-Advisory Agreement with T. Rowe Price International, Inc.
                  (on behalf of International Stock II HLS Fund) (2)

         (d).12   Interim Investment Sub-Advisory Agreement with Wellington Management
                  Company, LLP (on behalf of Value Opportunities HLS Fund,
                  Growth Opportunities HLS Fund and SmallCap Growth HLS Fund) (2)

         (e)      Underwriting and Distribution Agreement *

         (f)      Not applicable

         (g).1    Custodian Agreement (3)

         (g).2    Amendment to the Custodian Agreement

         (h).1    Transfer Agency and Service Agreement *

         (h).2    Fund Accounting Agreement *

         (i)      Legal Opinion and Consent *

         (j)      Consent of KPMG LLP *

         (k)      Not applicable

         (l)      Not applicable

         (m)      Rule 12b-1 Plan *

         (n)      Rule 18f-3 Plan *

         (p)      Code of Ethics for HL Investment Advisors, LLC and Hartford Investment
                  Management Company dated 4/25/00 (1)

-------------------------

 *   Filed herewith

(1) Incorporated by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A filed with the Commission on February 16, 1996.

(2) Incorporated by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A filed with the Commission on May 1, 2001.

(3) Incorporated by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A filed with the Commission on April 30, 1996.


ITEM 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND


         As of January 31, 2002, any persons directly or indirectly under common control with the registrant are affiliates of, and are controlled by, Hartford Financial Services Group, Inc. Information about all such persons is incorporated herein by reference to the Form 10-K of Hartford Financial Services, Inc. filed on March 20, 2002.


ITEM 25.   INDEMNIFICATION


         The Articles of Incorporation provide:

         (a) The Registrant shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Registrant) by reason of the fact that he is or was a Director, Officer, employee or agent of the Registrant, or is or was serving at the request of the Registrant as a Director or Officer of another Registrant, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Registrant, and, with respect to any criminal action or proceeding, has no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, creates a rebuttable presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interest of the Registrant, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.



         (b) The Registrant shall indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Registrant to procure, a judgment in its favor by reason of the fact that he is or was a Director, Officer, employee or agent of the Registrant, or is or was serving at the request of the Registrant as a Director, Officer, employee or agent of another Registrant, partnership, joint venture, trust or other enterprise against expenses (including attorney's fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Registrant. No indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Registrant.



         (c) To the extent that a Director, Officer, employee or agent of the Registrant has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b), or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorney's fees) actually and reasonably incurred by him in connection therewith.



         (d) Any indemnification under subsections (a) and (b) (unless ordered by a court) shall be made by the Registrant only as authorized in the specific case upon a determination that indemnification of the Director, Officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subsections (a) and (b). Such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of Directors who were neither interested persons nor parties to such action suit or proceeding, or (2) if such quorum is not obtainable, or even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion.

         (e) Expenses incurred in defending civil or criminal action, suit or proceeding may be paid by the Registrant in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of the Director, Officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Registrant as authorized in this Article and upon meeting one of the following conditions: (i) the indemnitee shall provide a security for his undertaking, (ii) the investment company shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested, non-party Directors of the investment company, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.



         (f) The Registrant may purchase and maintain insurance on behalf of any person who is or was a Director, Officer, employee or agent of the Registrant, or is or was serving at the request of the Registrant as a Director, Officer, employee or agent of another Registrant, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such.



         (g) Anything to the contrary in the foregoing clauses (a) through (f) notwithstanding, no Director or Officer shall be indemnified by the Registrant and no insurance policy obtained by the Registrant will protect or attempt to protect any such person against any liability to the Registrant or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or in a manner inconsistent with Securities and Exchange Commission Release 11330 under the Investment Company Act of 1940. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the registrant undertakes that it will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 26.   BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

         HL Investment Advisors, LLC serves as investment adviser to the Registrant.

                                         POSITION WITH HL INVESTMENT
NAME                                     ADVISORS, LLC                          OTHER BUSINESS
----                                     ---------------------------            --------------
Lowndes A. Smith                         Manager and President                  President and Chief Executive
                                                                                Officer of Hartford Securities
                                                                                Distribution, Co. ("HSD")(1)

Thomas M. Marra                          Manager and Executive Vice President   President and Chief Operating
                                                                                Officer of Hartford Life, Inc.
                                                                                ("H.L., Inc.")(2)

David M. Znamierowski                    Manager and Senior Vice President      Chief Investment Officer and Senior
                                                                                Vice President of H.L., Inc.

                                         POSITION WITH HL INVESTMENT
NAME                                     ADVISORS, LLC                          OTHER BUSINESS
----                                     ---------------------------            --------------
Andrew W. Kohnke                         Manager and Senior Vice President      Managing Director of Hartford
                                                                                Investment Management Company
                                                                                ("HIMCO")(3)

David Foy                                Senior Vice President and Treasurer    Chief Financial Officer of H.L., Inc.

George R. Jay                            Controller                             Assistant Vice President of H.L.,
                                                                                Inc.

David A. Carlson                         Vice President and Director of Taxes   Vice President and Director of
                                                                                Taxes, H.L., Inc.

Mark E. Hunt                             Vice President                         Vice President of Hartford Life
                                                                                Insurance Company ("HLIC")(4)

Kevin J. Carr                            Assistant Secretary and Counsel        Assistant General Counsel of The
                                                                                Hartford Financial Services Group,
                                                                                Inc. ("The Hartford")(5)

Dawn M. Cormier                          Assistant Secretary                    Assistant Secretary, HLIC

Diane E. Tatelman                        Assistant Secretary                    Assistant Secretary, HLIC

-------------------------

(1) The principal business address for HSD is 200 Hopmeadow Street, Simsbury, CT 06089

(2) The principal business address for H.L., Inc. is 200 Hopmeadow Street, Simsbury, CT 06089

(3) The principal business address for HIMCO is 55 Farmington Avenue, Hartford, CT 06105

(4) The principal business address for HLIC is 200 Hopmeadow Street, Simsbury, CT 06105

(5) The principal business address for The Hartford is Hartford Plaza, Hartford, CT 06115

ITEM 27.   PRINCIPAL UNDERWRITERS

         Hartford Securities Distribution Company, Inc. ("HSD") is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. HSD is the principal underwriter for the following registered investment companies:

         Hartford Life Insurance Company
                  DC Variable Account I
                  Separate Account Two (DCVariable Account II)
                  Separate Account Two (Variable Account "A")
                  Separate Account Two (QP Variable Account)
                  Separate Account Two (NQ Variable Account)
                  Putnam Capital Manager Trust Separate Account Separate Account One
                  Separate Account Two
                  Separate Account Three
                  Separate Account Five

         Hartford Life and Annuity Insurance Company
                  Separate Account One
                  Separate Account Three
                  Separate Account Five
                  Separate Account Six
                  Putnam Capital Manager Trust Separate Account Two

         American Maturity Life Insurance Company
                  Separate Account American Maturity Life Variable Annuity

         The Directors and principal officers of HSD and their position with the Registrant are as follows:


NAME AND PRINCIPAL                       POSITION AND OFFICES                   POSITIONS AND OFFICES
BUSINESS ADDRESS*                        WITH UNDERWRITER                       WITH FUND
------------------                       ---------------------                  ---------------------
David A. Carlson                         Vice President                         None

David T. Foy                             Treasurer                              None

George R. Jay                            Controller & Financial Principal       Vice President & Assistant Treasurer

Robert A. Kerzner                        Executive Vice President               None

Stephen T. Joyce                         Assistant Secretary                    Vice President

Glen J. Kvadus                           Assistant Secretary                    None

Thomas M. Marra                          Executive Vice President               Vice President

Paul E. Olson                            Supervisory Registered Principal       None

Edward M. Ryan, Jr.                      Assistant Secretary                    None

Lowndes A. Smith                         President and Chief Executive Officer  None

-------------------------

*  Principal business address is 200 Hopmeadow Street, Simsbury, CT 06089

ITEM 28.   LOCATION OF ACCOUNTS AND RECORDS

         Books or other documents required to be maintained by the Registrant by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant at 500 Bielenberg Drive, Woodbury, MN 55125.

ITEM 29.   MANAGEMENT SERVICES

         Not applicable.

ITEM 30.   UNDERTAKINGS

         Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, State of Connecticut on the 30th day of April 2002.

                                         HARTFORD HLS SERIES FUND II, INC.



                                         By  /s/ David M. Znamierowski
                                            ------------------------------------
                                            David M. Znamierowski, President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:




/s/ David M. Znamierowski                        President                          April 30, 2002
-------------------------------------
David M. Znamierowski

/s/ Tamara L. Fagely                             Treasurer (principal               April 30, 2002
-------------------------------------            financial and
Tamara L. Fagely                                 accounting officer)


Allen R. Freedman*                               Director

Dr. Robert M. Gavin*                             Director

Jean L. King*                                    Director

Phillip O. Peterson*                             Director

Robb L. Prince*                                  Director

Leonard J. Santow*                               Director

Noel F. Schenker*                                Director

Dr. Lemma W. Senbet*                             Director

David M. Znamierowski*                           Director


*By /s/ David M. Znamierowski                                                       April 30, 2002
    ----------------------------------------------------------
    David M. Znamierowski, Attorney-in-Fact
    (Pursuant to a Power of Attorney dated September 26, 2001)